UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – October 31, 2014

Item 1: Reports to Shareholders

Annual Report | October 31, 2014

Vanguard International Explorer™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard International Explorer Fund	2.66%
S&P EPAC SmallCap Index	-0.65
International Small-Cap Funds Average	-0.86
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Explorer Fund	$18.50	$18.26	$0.420	$0.288

1

Chairman’s Letter

Dear Shareholder,

International stock markets significantly trailed the broad U.S. stock market for the fiscal year ended October 31, 2014. Mounting concerns about the global economy, especially the threat of deflation in Europe and a slowdown in China and other emerging markets, contributed to the weakness.

The sluggish global economy took a toll on small-capitalization international stocks, which tend to be more sensitive to economic growth prospects. For the fiscal period, small-capitalization international stocks trailed their larger counterparts.

Vanguard International Explorer Fund, which focuses on promising smaller companies, returned 2.66% for the fiscal year. Although modest, the fund’s result exceeded that of its benchmark, the S&P EPAC SmallCap Index, and the average return of its peers.

The advisors’ holdings in emerging markets and the Pacific region accounted for the fund’s outperformance; the fund’s European stocks merely treaded water.

If you hold this fund in a taxable account, you may wish to review the discussion of after-tax returns later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
The global stock market’s occasional zigs and zags over the 12 months included a roller-coaster ride in October that left international markets several steps behind the broad U.S. market for the fiscal year. Emerging markets advanced modestly, and the developed European and Pacific markets finished in negative territory.

In contrast, the broad U.S. stock market returned about 16%. Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine. After falling in the first two weeks of October, then rebounding, several major U.S. indexes finished at record highs. Reflecting confidence in the U.S. economy, the Federal Reserve announced in late October that it was ending its stimulative bond-buying program as anticipated.

Bonds posted mixed results as already low yields declined
International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months, a modestly steeper decline than in the 12 months ended October 2013.

More than reversing its year-ago loss, the broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns in the United States were strong despite many analysts’ expectations that already low yields

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

wouldn’t decline further. Even as the Fed began steadily reducing its bond purchases in January, prices rose and the yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Emerging markets gave the fund a distinct boost in the second half
Investors seeking an example of the benefits of global diversification need look no further than the fiscal year that just ended. In the first half, the broad U.S. and developed European stock markets moved higher, while emerging markets and developed Pacific markets retreated. In the second half, the tables turned somewhat: U.S. stocks tacked on more gains but developed Europe reversed course, and emerging markets and developed Pacific markets rebounded.

Amid these developments, the International Explorer Fund’s two advisors held small-cap stocks that outperformed. The fund’s allocation to India, which is not represented in the benchmark, was a

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.36%	1.51%
The fund expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratio was 0.40%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: International Small-Cap Funds.

4

major driver of outperformance, as Indian stocks rose sharply after the election of a pro-business prime minister. This performance helped the fund’s emerging-market portfolio outdistance its counterpart in the index by about 9 percentage points.

In developed Pacific markets, the advisors’ selections also outperformed; Japan was the region’s biggest contributor to outperformance.

Europe presented a different picture. As recession and deflation worries reemerged over the continent, small-cap stocks fell back from earlier gains to finish the fiscal year at about where they’d started it. The advisors’ selections outperformed their benchmark counterparts in France and Norway but trailed them in Switzerland and Denmark. One particularly bright spot was French industrials, which rose 33 percentage points more than industrials in the index.

Looking at sector performance across the more than 30 countries in which the fund invests, the industrial sector—one of the largest in both the fund and the benchmark index—was the biggest winner for the fund. The fund’s holdings beat their benchmark counterparts by about 11 percentage points. The second-largest sector, financials, proved to be the leading detractor from relative results. Energy logged the largest loss (–31%) as falling oil prices hurt profits, but the sector’s small size in the fund—about 3% of assets—limited the negative impact.

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
International Explorer Fund	8.40%
S&P EPAC SmallCap Index	7.94
International Small-Cap Funds Average	8.16
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The U.S. dollar strengthened against most major currencies during the fiscal year, including the euro and the Japanese yen. The stronger dollar reduced returns for U.S.-based investors. (To learn more about currency effects and international diversification, see the box below.)

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Currency fluctuation is one reason U.S. and international stocks diverge

Diversification is a proven way to reduce volatility and manage risk. That’s why it can make sense for investors to allocate a portion of their stock portfolios to international equities
(20% of the equity allocation can be a good starting point). International stocks, which make up about half of the world’s stock market capitalization, perform somewhat differently than stocks in the U.S. market. One of the many reasons for this is currency fluctuation. Currency movements historically have not been correlated to stock price movements, meaning they tend not to move together.

International stocks have underperformed U.S. stocks recently for U.S.-based investors, in part because many foreign currencies have weakened against the U.S. dollar. But that divergence actually highlights the diversification benefit of owning both U.S. and international stocks. As you can see from the accompanying chart, at other times, international stocks have outshone their U.S. counterparts. (For more insight, see Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI All Country World Index ex USA.
Data are from October 31, 1994, through October 31, 2014.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

6

Over the past decade, the fund has exceeded its index, peer funds
For the decade ended October 31, 2014, the International Explorer Fund posted an average annual return of 8.40%, a bit higher than the average return of its benchmark index and peer group.

International Explorer’s long-term success is a tribute to the skill and experience of its advisors. Each brings to the table a slightly different approach, providing a diversification benefit to investors. Of course, the fund’s lower expenses also help.

As we reflect on the past decade, and indeed the fiscal year, it’s good to bear in mind that global stock markets don’t always move in lockstep. A portfolio that includes both U.S. and international stocks and other asset classes can provide some cushion for investors to weather the inevitable variations in global market performance.

When market volatility heats up, the best response is to keep cool
As I noted earlier, after several years of strength, stocks hit a rough patch toward the close of the fiscal year. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During the period studied, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 18, 2014

7

Advisors’ Report

For the fiscal year ended October 31, 2014, Vanguard International Explorer Fund returned 2.66%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 20, 2014.

Schroder Investment Management North America Inc.

Portfolio Manager:

Matthew F. Dobbs,
Head of Global Small Companies

International small-company equities ended the period flat, with the S&P EPAC SmallCap Index down 0.65%. This result was about the same as that of the S&P EPAC Large/MidCap Index, which represents larger-capitalization equities.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	80	2,071	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	18	464	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	2	63	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

The upward progress made by international small-cap equities in the first half was canceled out in the final three months as the U.S. dollar strengthened. This development coincided with underlying weakness in global equities as investors fretted about dwindling growth (particularly in Europe and China), continued “tapering” of bond purchases by the Federal Reserve, the implications of weak commodity prices for vulnerable emerging markets, and broad deflationary concerns.

There was remarkably little variation between regional returns. Among sectors, defensive areas such as utilities, telecommunications, and health care outperformed. Energy was a notable area of weakness, mirroring the downward trend in oil prices.

Emerging-market holdings provided the biggest boost to relative performance. The best returns came from India, including Gujarat Pipavav Port, Cipla (a generic drug developer), Shriram Transport Finance, Multi Commodity Exchange, and Apollo Hospitals Enterprise. However, there were some strong contributors in Southeast Asian markets, including L.P.N. Development Public (a Thai residential developer), Hemaraj Land & Development Public (industrial real estate in Thailand), and PT Matahari Department Store in Indonesia.

Our holdings in Japan also helped, with gains coming from materials (Kureha, Nihon Parkerizing), industrials (Asahi Diamond Industrial, Trusco Nakayama), consumer discretionary (Koito Manufacturing and Eagle Industry, both in auto parts), and consumer staples (Tsuruha Holdings). Our holdings in other developed Asian markets underperformed, with three stocks detracting the most: Australia-listed Iluka Resources (on weak zircon and titanium oxide pricing), Chorus (amid adverse regulatory developments in New Zealand), and South Korea-listed Sung Kwang Bend (on weak volumes and pricing).

Stock selection in the United Kingdom was also a positive contributor. The main successes have been among industrials (DCC, Ashtead Group) and information technology (CSR after a takeover bid), with lesser contributions from consumer discretionary (Sports Direct International, Persimmon, SSP Group) and energy (Lamprell).

We made a number of adjustments to our geographic positioning. We added to continental Europe and to emerging markets, where India remains our biggest single commitment. We funded this shift by selling holdings in the United Kingdom and the Pacific region excluding Japan (primarily in New Zealand and South Korea).

In line with fading investor confidence, small-caps corrected versus their larger peers in the second half of the period, particularly in Europe; because of this correction, valuations now look more attractive. However, we would accept that, having expanded earnings much faster than larger-caps over the last two years, small-caps would be challenged by a more subdued global growth outlook, should it transpire. We take some comfort from the fact that our portfolio, biased toward

9

companies with higher returns, stronger balance sheets, and more visible growth, still exhibits reasonably attractive valuation metrics.

Wellington Management Company, llp

Portfolio Manager:

Simon H. Thomas,
Senior Vice President and
Equity Portfolio Manager

Despite continuing geopolitical tensions in Ukraine and the Middle East, Portuguese banking woes, European economic malaise, and the prospect of an accelerated hike in interest rates by the Federal Reserve, global equities continued their climb, ending the period on a positive note. Investors were reassured as the European Central Bank increased its accommodative monetary policy to spur growth, the People’s Bank of China eased monetary conditions to reduce financial fragilities and lower the risk of a hard landing, and the U.S. corporate earnings season painted a generally encouraging picture. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment.

Our top relative contributors included Nippon Shinyaku, Groupe FNAC, and Sumco. Shares of Japan-based Nippon Shinyaku soared as Selexipag, a key drug developed with Switzerland-based pharmaceutical company Actelion, passed its Phase III efficacy test—an important milestone. While we have long believed, based on our work on Actelion in conjunction with our Boston-based health care team, that Selexipag would be a big success, the data released were even stronger than we had expected. Nippon Shinyaku now holds one of the strongest portfolios for treating pulmonary arterial hypertension. Although we trimmed our position to take profits, we continue to hold the stock because we believe that its full value has yet to be realized in the share price.

Groupe FNAC, a leading French retailer of consumer electronics, CDs, DVDs, books, and video games, also contributed to performance as shares rose after strong earnings results for the fourth quarter of 2013. We eliminated the position as it approached our price target.

Japan-based Sumco, which we added to our portfolio during the third quarter of 2014, also outperformed. The company manufactures wafers that are used to make semiconductor chips. Shares of the stock rallied as pricing and sales volumes improved by more than expected. Given the growing demand for products that use semiconductors, particularly in automobiles, we see further upside for the stock and we continue to hold it.

Our underperformers were mainly in the consumer discretionary, financial, and materials sectors. At a regional level, our selections within Japan contributed, but those strong results were offset by the poor performance of our selections within Europe and emerging markets. The largest relative detractors included Mothercare, Vocation, and Iida Group Holdings.

10

Shares of Mothercare, a U.K.-based retailer of baby clothing and educational toys, declined. First-quarter earnings were worse than expected; gross margin pressure in its U.K. business, along with a reduction in traffic caused by unseasonable weather in key markets Russia and the Middle East, pulled down results. We became concerned about management’s communication with shareholders and eliminated our position.

In late October, Vocation, an Australia-based private operator in the vocational training industry, announced that it had lost $20 million in Victorian government funding; shares plunged on the news. We added to our position on this weakness after meeting with company management, which is ensuring that existing contracts are stable. Vocation was also able to sign a new contract with the Victoria Department of Education. We believe that the current price does not reflect the company’s strong fundamentals.

Concerns about slow growth in the Japanese economy have weighed on shares of Iida, a newly merged group of six homebuilders that will become one of Japan’s largest homebuilding companies. We believe substantial synergies lie on both the cost and revenue side as duplicate functions are eliminated, sales forces are integrated, and the extreme competition often seen when bidding for land should ease as key competitors become partners. Because expectations remain depressed and valuations are attractive at current levels, we continue to hold the stock.

We ended the fiscal year most overweighted in industrials, health care, and energy, and most underweighted in consumer discretionary, consumer staples, and utilities. Among regions, we were most overweighted in Japan. We were most underweighted in Europe, though we continue to look for high-quality companies that have been neglected by the market and thus offer attractive investment opportunities.

Overall, we have observed that the market has been rather narrow and that high-quality companies with strong returns on invested capital have underperformed. When markets have gone up for some time, lower-quality companies can gain more attention.

Regardless of the market environment, our investment process continues to prioritize intensive, fundamental bottom-up research to select high-quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe that a disciplined approach to valuation and a quality orientation leads to better downside protection and overall performance over time.

11

International Explorer Fund

Fund Profile
As of October 31, 2014

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	325	3,647	1,819
Median Market Cap	$1.9B	$1.8B	$33.5B
Price/Earnings Ratio	18.4x	19.8x	16.9x
Price/Book Ratio	1.8x	1.5x	1.7x
Return on Equity	11.2%	10.3%	14.9%
Earnings Growth
Rate	16.7%	11.8%	11.7%
Dividend Yield	2.0%	2.3%	2.9%
Turnover Rate	39%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.36%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	17.4%	18.2%	10.7%
Consumer Staples	5.2	6.1	9.9
Energy	3.1	2.2	8.5
Financials	19.8	22.5	27.5
Health Care	8.7	7.5	8.6
Industrials	24.0	21.7	10.8
Information
Technology	8.5	8.8	7.0
Materials	10.0	9.1	7.8
Telecommunication
Services	1.9	1.5	5.5
Utilities	1.4	2.4	3.7

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.96	0.90
Beta	0.94	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Gujarat Pipavav Port Ltd.	Marine Ports &
	Services	1.5%
Helvetia Holding AG	Multi-line Insurance	1.2
Smurfit Kappa Group plc	Paper Packaging	1.1
Glanbia plc	Packaged Foods &
	Meats	1.1
Storebrand ASA	Life & Health
	Insurance	1.0
Groupe Eurotunnel SA	Highways &
	Railtracks	1.0
Delta Lloyd NV	Life & Health
	Insurance	1.0
Techtronic Industries Co.	Household
Ltd.	Appliances	1.0
Montupet	Auto Parts &
	Equipment	1.0
MTU Aero Engines AG	Aerospace &
	Defense	1.0
Top Ten		10.9%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratio was 0.40%.

12

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	17.8%	19.1%	14.6%
Germany	6.4	7.7	6.2
France	5.5	7.7	6.8
Italy	4.7	2.1	1.7
Ireland	4.7	0.2	0.2
Switzerland	4.3	8.4	6.5
Denmark	3.8	1.2	1.1
Sweden	2.6	3.0	2.1
Norway	2.1	0.8	0.5
Netherlands	1.5	1.9	1.9
Austria	1.1	0.2	0.1
Other	2.3	5.1	4.8
Subtotal	56.8%	57.4%	46.5%
Pacific
Japan	22.9%	21.3%	14.6%
Australia	5.2	6.2	5.7
South Korea	1.8	4.3	3.2
Hong Kong	1.7	2.5	2.2
Singapore	1.4	1.4	1.1
Other	0.4	0.2	0.1
Subtotal	33.4%	35.9%	26.9%
Emerging Markets
India	3.7%	0.0%	1.6%
China	1.7	0.7	4.4
Taiwan	1.6	0.0	2.7
Other	2.7	0.7	10.0
Subtotal	9.7%	1.4%	18.7%
North America	0.1%	0.1%	7.5%
Middle East	0.0%	0.7%	0.4%
Other	0.0%	4.5%	0.0%

13

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Explorer Fund*	2.66%	9.11%	8.40%	$22,412
•••••••••••	S&P EPAC SmallCap Index	-0.65	8.88	7.94	21,462
– – – – –	International Small-Cap Funds
	Average	-0.86	10.16	8.16	21,917
	MSCI All Country World Index ex
	USA	0.49	6.55	7.06	19,789
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.
14

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	8.39%	9.07%	8.89%

15

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.5%)[1]
Australia (4.5%)
	Mirvac Group	9,368,026	14,844
	Amcor Ltd.	1,428,542	14,783
	Computershare Ltd.	1,339,861	14,527
	Iluka Resources Ltd.	1,921,351	12,728
*	Asaleo Care Ltd.	6,618,650	11,854
	Ansell Ltd.	563,884	9,907
	Incitec Pivot Ltd.	3,205,064	8,251
	Recall Holdings Ltd.	908,126	4,652
*	Spotless Group
	Holdings Ltd.	2,681,355	4,548
	Nufarm Ltd.	826,442	3,623
	Challenger Ltd.	508,446	3,119
	Transpacific Industries
	Group Ltd.	3,922,201	3,113
	SAI Global Ltd.	770,871	2,761
	Tox Free Solutions Ltd.	1,175,235	2,527
	Super Retail Group Ltd.	343,718	2,224
*	Karoon Gas Australia Ltd.	722,276	1,889
^	Vocation Ltd.	1,196,528	956
			116,306
Austria (1.1%)
	ANDRITZ AG	482,389	23,311
	Schoeller-Bleckmann
	Oilfield Equipment AG	30,644	2,646
*	Kapsch TrafficCom AG	85,000	1,789
			27,746
Belgium (0.5%)
	Cie d’Entreprises CFE	46,638	5,046
	Ackermans &
	van Haaren NV	31,402	3,917
	D’ieteren SA	104,786	3,797
			12,760
Brazil (0.4%)
	BR Properties SA	1,412,388	7,136
	Magazine Luiza SA	690,795	2,301
			9,437

			Market
			Value
		Shares	($000)
Canada (0.1%)
	Pacific Rubiales
	Energy Corp.	150,180	2,265

China (1.6%)
^	Baoxin Auto Group Ltd.	9,677,000	7,400
	E-House China
	Holdings Ltd. ADR	668,100	6,674
	Dah Chong Hong
	Holdings Ltd.	10,202,000	6,022
*,^,2Tianhe Chemicals
	Group Ltd.	31,192,000	5,429
*	WuXi PharmaTech
	Cayman Inc. ADR	127,245	4,797
	Shenzhou International
	Group Holdings Ltd.	909,000	3,136
	Shanghai Fosun
	Pharmaceutical
	Group Co. Ltd.	747,770	2,687
*	Luye Pharma Group Ltd.	1,711,000	2,472
	Haitian International
	Holdings Ltd.	1,107,000	2,376
*	GCL-Poly Energy
	Holdings Ltd.	4,707,000	1,589
			42,582
Denmark (3.7%)
	Matas A/S	1,034,405	22,734
*	Jyske Bank A/S	330,000	17,796
	GN Store Nord A/S	610,000	14,216
*	Auriga Industries A/S
	Class B	256,964	13,272
*	OW Bunker A/S	950,000	12,492
	SimCorp A/S	190,000	5,736
	H Lundbeck A/S	247,030	5,249
	DSV A/S	170,712	5,108
			96,603

16

International Explorer Fund

			Market
			Value
		Shares	($000)
Finland (0.2%)
	Vaisala Oyj	125,000	3,524
	Tikkurila Oyj	81,216	1,677
			5,201
France (5.1%)
	Groupe Eurotunnel SA	2,130,000	26,924
	Montupet	337,000	26,278
	Rubis SCA	325,000	19,131
	Eurofins Scientific SE	62,000	15,698
	Korian-Medica	280,000	10,128
	Euler Hermes Group	80,000	7,844
*	Naturex	100,000	6,958
	Lectra	600,000	5,921
	Imerys SA	62,516	4,486
	Eurazeo SA	44,687	2,990
	Wendel SA	24,733	2,729
	Virbac SA	8,726	1,950
*,^	SOITEC	593,527	1,476
*	Inside Secure SA	325,419	1,258
			133,771
Germany (6.0%)
	MTU Aero Engines AG	290,000	25,401
	Freenet AG	850,000	22,252
	XING AG	165,000	17,503
	Sartorius AG
	Preference Shares	160,000	17,460
*	Tom Tailor Holding AG	890,000	12,488
*	BRAAS Monier
	Building Group SA	459,881	9,242
	Tipp24 SE	190,000	9,141
	RIB Software AG	605,000	8,128
	CTS Eventim AG
	& Co. KGaA	300,000	7,911
	Grenkeleasing AG	57,162	5,685
	SAF-Holland SA	329,972	4,126
	Rheinmetall AG	83,403	3,585
*	Suss Microtec AG	583,034	3,441
	STRATEC Biomedical AG	44,974	2,385
	DMG MORI SEIKI AG	79,095	2,020
	ElringKlinger AG	62,910	1,922
	SHW AG	35,000	1,593
*,^	LPKF Laser &
	Electronics AG	67,158	858
			155,141
Greece (0.1%)
	Grivalia Properties REIC	237,094	2,570

Hong Kong (1.7%)
	Techtronic
	Industries Co. Ltd.	8,419,500	26,339
	Yue Yuen Industrial
	Holdings Ltd.	2,613,500	8,811
*	Johnson Electric
	Holdings Ltd.	2,472,625	8,369
			43,519

			Market
			Value
		Shares	($000)
India (3.6%)
*	Gujarat Pipavav
	Port Ltd.	14,578,124	39,716
	Idea Cellular Ltd.	8,030,074	21,463
	Apollo Hospitals
	Enterprise Ltd.	814,438	14,817
	Cipla Ltd.	1,149,739	12,569
	Multi Commodity
	Exchange of India Ltd.	262,713	3,576
	McLeod Russel India Ltd.	286,458	1,213
			93,354
Indonesia (0.6%)
	Matahari Department
	Store Tbk PT	7,666,000	9,393
	Ciputra Property Tbk PT	73,359,500	4,600
	Gajah Tunggal Tbk PT	13,651,990	1,627
			15,620
Ireland (4.6%)
	Smurfit Kappa Group plc	1,400,000	28,921
	Glanbia plc	2,000,000	28,249
	Paddy Power plc	250,000	18,219
	FBD Holdings plc	725,000	12,262
*	Dalata Hotel Group plc	2,956,507	10,742
	IFG Group plc	3,262,005	6,253
	Irish Continental
	Group plc	1,600,000	5,592
*	Origin Enterprises plc	480,000	4,751
*	Irish Residential
	Properties REIT plc	3,302,682	4,446
			119,435
Italy (4.5%)
*	Maire Tecnimont SPA	7,750,000	16,479
*	Banca Popolare
	dell’Emilia Romagna SC	2,156,250	16,442
*	Sorin SPA	7,000,000	15,658
	Amplifon SPA	2,550,000	14,938
*	Cerved Information
	Solutions SPA	2,500,000	13,803
*	FinecoBank Banca
	Fineco SPA	2,200,000	11,449
	Credito Emiliano SPA	1,104,521	8,501
	Prysmian SPA	200,000	3,464
*	Ei Towers SPA	61,162	3,065
	Beni Stabili SpA SIIQ	4,427,507	3,052
	DiaSorin SPA	67,611	2,613
*	Anima Holding SPA	542,440	2,531
	Brunello Cucinelli SPA	103,654	2,098
	Banca Generali SPA	78,639	2,087
	Immobiliare Grande
	Distribuzione	1,358,830	1,134
	Salvatore
	Ferragamo SPA	42,060	994
			118,308

17

International Explorer Fund

			Market
			Value
		Shares	($000)
Japan (21.7%)
	Nitta Corp.	722,900	16,728
	NEC Networks & System
	Integration Corp.	706,300	15,547
	Tsuruha Holdings Inc.	254,235	15,224
	Arcs Co. Ltd.	657,900	14,735
	Eagle Industry Co. Ltd.	759,200	14,682
	Koito Manufacturing
	Co. Ltd.	473,200	14,643
	Trusco Nakayama Corp.	517,800	14,062
	Tokai Tokyo Financial
	Holdings Inc.	1,988,200	13,736
	JSP Corp.	824,900	13,350
	Kureha Corp.	2,646,000	13,147
	Kissei Pharmaceutical
	Co. Ltd.	486,500	12,904
	Nihon Parkerizing
	Co. Ltd.	520,100	12,646
	Daibiru Corp.	1,073,100	12,137
^	Kuroda Electric Co. Ltd.	836,700	12,022
	Aica Kogyo Co. Ltd.	562,000	11,903
	Hitachi High-
	Technologies Corp.	372,800	11,565
	Nabtesco Corp.	451,200	11,300
	Lintec Corp.	510,300	10,817
^	Modec Inc.	421,900	10,304
	Ai Holdings Corp.	503,700	10,240
	Nippon Densetsu
	Kogyo Co. Ltd.	631,000	9,184
	Nippon Soda Co. Ltd.	1,581,000	9,003
	Mitsui Sugar Co. Ltd.	2,509,000	8,692
	Plenus Co. Ltd.	471,300	8,486
^	Digital Garage Inc.	599,640	8,133
	Kakaku.com Inc.	590,135	8,082
	Mitsubishi UFJ Lease
	& Finance Co. Ltd.	1,407,995	7,498
	Shinsei Bank Ltd.	3,262,235	7,340
	Takasago
	International Corp.	1,528,000	7,334
	OBIC Business
	Consultants Ltd.	233,900	7,086
	Unipres Corp.	352,600	7,076
	Glory Ltd.	258,700	6,867
	Hitachi Transport
	System Ltd.	502,700	6,675
	Zenkoku Hosho Co. Ltd.	206,355	6,629
	TPR Co. Ltd.	268,600	6,570
	Obara Group Inc.	172,400	6,513
	Yamato Kogyo Co. Ltd.	190,320	6,391
	Asahi Intecc Co. Ltd.	131,635	6,204
^	Sumco Corp.	436,900	5,994
	Musashi Seimitsu
	Industry Co. Ltd.	304,800	5,902
	IHI Corp.	1,180,245	5,827
	Tsutsumi Jewelry Co. Ltd.	233,100	5,767

			Market
			Value
		Shares	($000)
	TDK Corp.	99,000	5,712
	GLP J-Reit	4,941	5,638
	Kumiai Chemical
	Industry Co. Ltd.	863,000	5,338
	Nichi-iko Pharmaceutical
	Co. Ltd.	312,800	5,231
^	Zuiko Corp.	106,960	5,129
^	Message Co. Ltd.	160,280	5,023
	Hoshizaki Electric Co. Ltd.	100,055	4,973
	Nippon Shinyaku Co. Ltd.	164,000	4,897
	Shionogi & Co. Ltd.	173,915	4,521
	Asahi Diamond
	Industrial Co. Ltd.	363,600	4,460
	Yaskawa Electric Corp.	327,175	4,285
	CyberAgent Inc.	107,710	4,185
	Sumitomo Real Estate
	Sales Co. Ltd.	178,400	4,059
	Mitsubishi Gas
	Chemical Co. Inc.	667,865	4,024
	Nikkiso Co. Ltd.	370,880	3,877
	Yushin Precision
	Equipment Co. Ltd.	175,200	3,654
*,^	Tokyo TY Financial
	Group Inc.	114,043	3,650
	Denyo Co. Ltd.	277,970	3,639
	Sanwa Holdings Corp.	495,265	3,547
	SCSK Corp.	123,400	3,335
	IBJ Leasing Co. Ltd.	137,965	3,320
	Yokogawa Electric Corp.	226,005	3,199
	DMG Mori Seiki Co. Ltd.	247,615	2,988
	Jamco Corp.	131,700	2,986
	Kawasaki Heavy
	Industries Ltd.	747,000	2,965
	Makino Milling
	Machine Co. Ltd.	415,220	2,894
	Iida Group Holdings
	Co. Ltd.	236,985	2,743
	Tenma Corp.	193,200	2,742
	Nippon Shokubai Co. Ltd.	214,805	2,635
^	Ferrotec Corp.	455,800	2,545
	THK Co. Ltd.	98,455	2,511
^	Tokyo Steel
	Manufacturing Co. Ltd.	442,000	2,430
	Exedy Corp.	94,700	2,408
	Kobe Steel Ltd.	1,447,000	2,330
	Japan Petroleum
	Exploration Co.	69,415	2,290
	Jaccs Co. Ltd.	366,645	2,193
^	Internet Initiative
	Japan Inc.	120,585	2,133
	Chiyoda Corp.	196,000	2,037
	Shizuoka Gas Co. Ltd.	282,050	1,875
^	Pocket Card Co. Ltd.	280,270	1,687
	Nafco Co. Ltd.	121,200	1,638
	Nippon Thompson Co. Ltd.	349,000	1,443

18

International Explorer Fund

			Market
			Value
		Shares	($000)
	Ichiyoshi Securities Co. Ltd.	110,505	1,306
	Hitachi Metals Ltd.	39,140	671
	Sanken Electric Co. Ltd.	78,000	637
			564,728
	Luxembourg (0.9%)
*	Stabilus SA	307,000	8,864
	Samsonite
	International SA	1,494,600	4,991
*	B&M European
	Value Retail SA	961,209	3,850
	Reinet Investments SCA	169,871	3,607
2	O’Key Group SA GDR	224,898	1,350
			22,662
	Malaysia (0.4%)
	Bursa Malaysia Bhd.	4,245,200	10,447

	Mexico (0.0%)
	Grupo Sanborns
	SAB de CV	534,180	855

	Netherlands (1.4%)
	Delta Lloyd NV	1,171,705	26,720
	Sligro Food Group NV	140,000	5,167
	USG People NV	452,845	4,546
			36,433
	New Zealand (0.4%)
	Fletcher Building Ltd.	1,475,159	9,920

	Norway (2.1%)
*	Storebrand ASA	5,300,000	27,164
	Borregaard ASA	2,939,182	20,521
	Kongsberg Gruppen AS	284,342	5,754
			53,439
	Singapore (1.4%)
	UOL Group Ltd.	2,538,000	12,768
	Mapletree
	Industrial Trust	6,683,880	7,694
	First Resources Ltd.	4,598,000	7,448
*	Vard Holdings Ltd.	11,129,000	6,002
	Jardine Cycle
	& Carriage Ltd.	87,000	2,708
			36,620
	South Africa (0.1%)
	Gold Fields Ltd.	621,079	2,024

	South Korea (1.7%)
^	Halla Visteon Climate
	Control Corp.	363,090	16,235
	Hankook Tire Co. Ltd.	137,449	7,076
	BS Financial Group Inc.	372,253	5,786
^	Sung Kwang Bend
	Co. Ltd.	386,521	5,591
	Green Cross Corp.	30,196	3,872
	CJ O Shopping Co. Ltd.	11,902	2,921

			Market
			Value
		Shares	($000)
	Samsung Securities
	Co. Ltd.	36,745	1,646
	Lotte Chemical Corp.	10,286	1,433
			44,560
Spain (0.5%)
*	Applus Services SA	1,100,000	13,300

Sweden (2.6%)
	Intrum Justitia AB	750,000	22,284
	Loomis AB Class B	700,000	19,244
*	Bufab Holding AB	1,621,559	11,733
	Modern Times Group
	MTG AB Class B	135,000	4,169
	Opus Group AB	2,577,981	3,918
	Concentric AB	226,879	2,786
	Haldex AB	134,875	1,658
*	Seamless
	Distribution AB	324,004	901
			66,693
Switzerland (4.2%)
	Helvetia Holding AG	65,000	30,885
	EFG International AG	1,660,000	17,254
	Orior AG	161,405	8,724
	Interroll Holding AG	14,000	7,962
	Clariant AG	440,000	7,676
	Kuoni Reisen
	Holding AG	25,267	6,886
	Gategroup Holding AG	254,561	5,733
	Partners Group
	Holding AG	18,139	4,826
*	Dufry AG	33,050	4,758
	Komax Holding AG	32,000	4,715
	Ascom Holding AG	300,000	4,402
	Tecan Group AG	36,619	3,863
	OC Oerlikon Corp. AG	137,555	1,739
			109,423
Taiwan (1.6%)
	Giant Manufacturing
	Co. Ltd.	2,657,000	21,527
	Chroma ATE Inc.	3,416,000	8,520
	CTCI Corp.	3,710,000	6,155
	Yungtay Engineering
	Co. Ltd.	1,250,000	2,778
	Gourmet Master Co. Ltd.	405,000	2,579
			41,559
Thailand (0.8%)
	Hemaraj Land and
	Development PCL	78,955,100	11,814
	LPN Development PCL	12,974,800	9,225
			21,039
United Arab Emirates (0.3%)
*	Lamprell plc	3,937,500	9,249

19

International Explorer Fund

			Market
			Value
		Shares	($000)
United Kingdom (17.1%)
	Kennedy Wilson Europe
	Real Estate plc	956,452	15,915
	DCC plc	275,000	15,396
	Grainger plc	4,915,405	14,890
	Grafton Group plc	1,450,000	14,777
	CSR plc	1,100,000	14,763
	Ashtead Group plc	825,000	13,815
	IG Group Holdings plc	1,390,645	13,378
	Dechra Pharmaceuticals
	plc	1,100,000	13,354
	Millennium & Copthorne
	Hotels plc	1,400,000	12,728
	Telecom Plus plc	560,000	12,652
	Persimmon plc	500,000	11,711
	Elementis plc	2,729,307	11,544
	London Stock
	Exchange Group plc	350,000	11,294
	WS Atkins plc	445,073	9,676
	Investec plc	1,050,000	9,625
	Berendsen plc	575,000	9,303
*	SSP Group plc	2,226,437	8,539
	Ricardo plc	800,000	8,452
	Inchcape plc	750,000	8,354
	Premier Oil plc	2,000,000	8,269
	Micro Focus
	International plc	500,000	7,933
	Photo-Me
	International plc	3,750,000	7,922
	John Wood Group plc	725,000	7,698
	Redrow plc	1,563,146	7,236
	Senior plc	1,650,000	7,071
	Domino Printing
	Sciences plc	726,000	7,011
*	Findel plc	1,600,365	6,764
	Halma plc	675,000	6,739
	Soco International plc	1,237,140	6,512
	QinetiQ Group plc	2,000,000	6,474
	Kier Group plc	269,686	6,435
	A.G.BARR plc	650,000	6,144
	Direct Line Insurance
	Group plc	1,375,481	6,080
	HomeServe plc	1,073,881	5,929
	Booker Group plc	2,578,888	5,797
*,^	SuperGroup plc	425,000	5,652
*	Pets at Home Group plc	1,795,078	5,557
	SIG plc	2,250,000	5,276
	Bodycote plc	525,000	5,250
	Mears Group plc	729,690	5,162
	N Brown Group plc	949,917	5,101
	Tyman plc	1,102,576	4,779
	Domino’s Pizza
	Group plc	425,479	4,328

			Market
			Value
		Shares	($000)
	Eco Animal Health
	Group plc	1,608,166	4,310
	Hays plc	2,178,064	4,307
*	Just Retirement
	Group plc	1,900,000	4,048
	Savills plc	390,265	4,023
*	LMS Capital plc	3,097,813	4,012
	Crest Nicholson
	Holdings plc	699,521	3,762
*	EnQuest plc	3,250,000	3,614
	Michael Page
	International plc	553,603	3,449
	UNITE Group plc	484,542	3,312
	Big Yellow Group plc	375,671	3,286
	James Fisher & Sons plc	155,244	3,246
	Fenner plc	620,547	3,061
	Hansteen Holdings plc	1,458,284	2,474
*	Ophir Energy plc	828,512	2,461
	Keller Group plc	183,913	2,458
	Berkeley Group
	Holdings plc	63,121	2,306
	De La Rue plc	275,109	2,302
*,2	TSB Banking Group plc	498,630	2,157
	Hunting plc	167,817	1,977
	Chemring Group plc	316,217	1,235
			443,085
Total Common Stocks
(Cost $2,152,499)			2,480,654
Temporary Cash Investments (6.5%)[1]
Money Market Fund (5.8%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.114%	151,071,717	151,072

		Face
		Amount
		($000)
Repurchase Agreement (0.5%)
	Goldman Sachs & Co.
	0.090%, 11/3/14 (Dated
	10/31/14, Repurchase
	Value $13,600,000,
	collateralized by Federal
	Home Loan Mortgage
	Assn. 2.500%–4.000%,
	11/1/25–10/1/44, and
	Federal National
	Mortgage Assn.
	2.500%–4.500%,
	3/1/27–8/1/44, with a
	value of $13,872,000)	13,600	13,600

20

International Explorer Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.074%, 12/3/14	1,000	1,000
5,6,[7] Federal Home Loan
Bank Discount Notes,
0.028%, 12/8/14	1,800	1,799
[5,6] Federal Home Loan
Bank Discount Notes,
0.050%, 12/10/14	1,400	1,400
		4,199
Total Temporary Cash Investments
(Cost $168,872)		168,871
Total Investments (102.0%)
(Cost $2,321,371)		2,649,525
Other Assets and Liabilities (-2.0%)
Other Assets		20,593
Liabilities[4]		(72,346)
		(51,753)
Net Assets (100%)
Applicable to 142,288,484 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,597,772
Net Asset Value Per Share		$18.26

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,102,323
Undistributed Net Investment Income	13,317
Accumulated Net Realized Gains	154,404
Unrealized Appreciation (Depreciation)
Investment Securities	328,154
Futures Contracts	1,960
Forward Currency Contracts	(2,165)
Foreign Currencies	(221)
Net Assets	2,597,772

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $52,519,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 4.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate value of these securities was $8,936,000, representing 0.3% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $56,481,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $3,200,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $776,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1]	52,824
Interest[2]	168
Securities Lending	1,152
Total Income	54,144
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,396
Performance Adjustment	(113)
The Vanguard Group—Note C
Management and Administrative	4,054
Marketing and Distribution	435
Custodian Fees	589
Auditing Fees	38
Shareholders’ Reports	28
Trustees’ Fees and Expenses	5
Total Expenses	10,432
Net Investment Income	43,712
Realized Net Gain (Loss)
Investment Securities Sold	172,310
Futures Contracts	4,034
Foreign Currencies and Forward Currency Contracts	(3,378)
Realized Net Gain (Loss)	172,966
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(162,620)
Futures Contracts	(915)
Foreign Currencies and Forward Currency Contracts	(3,237)
Change in Unrealized Appreciation (Depreciation)	(166,772)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,906
1 Dividends are net of foreign withholding taxes of $3,056,000. 2 Interest income from an affiliated company of the fund was $157,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,712	40,193
Realized Net Gain (Loss)	172,966	61,956
Change in Unrealized Appreciation (Depreciation)	(166,772)	440,763
Net Increase (Decrease) in Net Assets Resulting from Operations	49,906	542,912
Distributions
Net Investment Income	(52,360)	(50,302)
Realized Capital Gain[1]	(35,904)	—
Total Distributions	(88,264)	(50,302)
Capital Share Transactions
Issued	653,367	358,438
Issued in Lieu of Cash Distributions	81,125	45,856
Redeemed	(379,732)	(434,054)
Net Increase (Decrease) from Capital Share Transactions	354,760	(29,760)
Total Increase (Decrease)	316,402	462,850
Net Assets
Beginning of Period	2,281,370	1,818,520
End of Period[2]	2,597,772	2,281,370
1 Includes fiscal 2014 short-term gain distributions totaling $17,079,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,317,000 and $22,380,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.50	$14.50	$14.41	$15.81	$13.55
Investment Operations
Net Investment Income	.335	.327	.362	.322	.237
Net Realized and Unrealized Gain (Loss)
on Investments	.133	4.078	.287	(1.498)	2.225
Total from Investment Operations	.468	4.405	.649	(1.176)	2.462
Distributions
Dividends from Net Investment Income	(.420)	(.405)	(.346)	(.224)	(.202)
Distributions from Realized Capital Gains	(.288)	—	(.213)	—	—
Total Distributions	(.708)	(.405)	(.559)	(.224)	(.202)
Net Asset Value, End of Period	$18.26	$18.50	$14.50	$14.41	$15.81

Total Return[1]	2.66%	31.13%	5.02%	-7.60%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,598	$2,281	$1,819	$2,187	$2,436
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.36%	0.43%	0.42%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.69%	2.03%	2.35%	1.93%	1.67%
Portfolio Turnover Rate	39%	36%	28%	43%	51%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), 0.02%, 0.03%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counter-parties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

26

International Explorer Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

27

International Explorer Fund

B. Schroder Investment Management North America Inc. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance for the preceding three years relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $113,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $265,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	14,591	2,466,063	—
Temporary Cash Investments	151,072	17,799	—
Futures Contracts—Assets[1]	1,564	—	—
Forward Currency Contracts—Assets	—	266	—
Forward Currency Contracts—Liabilities	—	(2,431)	—
Total	167,227	2,481,697	—
1 Represents variation margin on the last day of the reporting period.

28

International Explorer Fund

E. At October 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,564	266	1,830
Liabilities	—	(2,431)	(2,431)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,034	—	4,034
Forward Currency Contracts	—	(2,836)	(2,836)
Realized Net Gain (Loss) on Derivatives	4,034	(2,836)	1,198

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(915)	—	(915)
Forward Currency Contracts	—	(2,987)	(2,987)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(915)	(2,987)	(3,902)

At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	December 2014	180	21,467	1,350
Dow Jones EURO STOXX 50 Index	December 2014	443	17,212	214
S&P ASX 200 Index	December 2014	126	15,279	421
FTSE 100 Index	December 2014	68	7,077	(25)
				1,960

29

International Explorer Fund

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/16/14	JPY	1,726,157	USD	16,239	(863)
BNP Paribas	12/24/14	EUR	11,217	USD	14,552	(491)
BNP Paribas	12/23/14	AUD	15,510	USD	13,910	(313)
Deutsche Bank A.G.	12/16/14	JPY	956,690	USD	8,959	(437)
Goldman Sachs International	12/24/14	EUR	5,697	USD	7,297	(155)
UBS AG	12/24/14	GBP	4,236	USD	6,905	(131)
UBS AG	12/23/14	AUD	7,039	USD	6,159	11
Deutsche Bank A.G.	12/24/14	GBP	1,883	USD	3,042	(31)
Bank of America, N.A.	12/24/14	USD	3,792	EUR	2,951	92
Bank of America, N.A.	12/16/14	USD	3,627	JPY	394,950	109
Goldman Sachs International	12/23/14	USD	2,494	AUD	2,855	(8)
Bank of America, N.A.	12/23/14	USD	2,172	AUD	2,445	29
Bank of America, N.A.	12/24/14	USD	1,338	GBP	821	25
Deutsche Bank A.G.	12/24/14	USD	1,216	GBP	762	(2)
						(2,165)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

30

International Explorer Fund

During the year ended October 31, 2014, the fund realized net foreign currency losses of $542,000 which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $3,821,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2014, had unrealized appreciation of $24,809,000 at October 31, 2014.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,694,000 from undistributed net investment income, and $12,701,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $68,681,000 of ordinary income and $126,970,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $2,346,897,000.

Net unrealized appreciation of investment securities for tax purposes was $302,628,000, consisting of unrealized gains of $472,639,000 on securities that had risen in value since their purchase and $170,011,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2014, the fund purchased $1,312,431,000 of investment securities and sold $944,558,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	34,696	22,030
Issued in Lieu of Cash Distributions	4,589	3,141
Redeemed	(20,296)	(27,321)
Net Increase (Decrease) in Shares Outstanding	18,989	(2,150)

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2014

Special 2014 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $29,376,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $35,343,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $52,986,000 and foreign taxes paid of $2,904,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.66%	9.11%	8.40%
Returns After Taxes on Distributions	1.47	8.54	7.32
Returns After Taxes on Distributions and Sale of Fund Shares	2.00	7.21	6.92

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended October 31, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$956.02	$2.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.) and Wellington Management Company, LLP (Wellington Management), as well as a sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.).

The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has existed for more than 200 years and has investment management experience dating to 1926. Schroder continues to employ a sound process, selecting attractive small-capitalization growth stocks from developed and emerging markets outside the United States. Schroder’s International Small-Cap Committee is responsible for the management of its portion of the fund. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised a portion of the fund since 1996.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a traditional, bottom-up investment process that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. The firm has advised a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

36

The board did not consider profitability of Schroder and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Schroder and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

37

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

38

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122014

Annual Report | October 31, 2014

Vanguard Mid-Cap Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Mid-Cap Growth Fund	13.42%
Russell Midcap Growth Index	14.59
Mid-Cap Growth Funds Average	10.18
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$25.72	$26.40	$0.007	$2.492

1

Chairman’s Letter

Dear Shareholder,

The Mid-Cap Growth Fund returned about 13% for the fiscal year, a satisfactory outcome but one that trailed the benchmark Russell Midcap Growth Index by more than 1 percentage point. The fund surpassed the average return of about 10% notched by its mid-capitalization growth peers.

An outstanding performance in the consumer staples sector wasn’t enough to overcome weaker results in health care and consumer discretionary.

If you own shares of the fund in a taxable account, you may wish to review the information about after-tax returns presented later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine and other international economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal

2

Reserve announced October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance for the 12 months, and stocks from the developed markets of Europe and the Pacific region slipped.

Bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Mid-cap growth stocks climbed although their ascent slowed
The mid-cap harvest wasn’t quite as bountiful as in the recent past. Although they delivered double-digit returns, mid-caps failed to produce the outsize rewards of just a year ago. However, they also didn’t deteriorate in the same manner as small-caps, which were deemed overvalued by the market.

Vanguard Mid-Cap Growth Fund’s two advisors found outstanding opportunities in certain industry sectors but missed out in others. In some instances, the fund’s investments weren’t aligned with industry developments. At the period’s end, as is sometimes the case, the portfolio’s returns in a handful of sectors bore little resemblance to those of the benchmark.

On the positive side, the lightly held consumer staples sector provided some of the fund’s great successes. New items and expanded prospects in the food products industry drove the sector’s gains of about 57%, and the fund was well-positioned to benefit.

Results were mixed for the health care sector. The fund’s health care stocks increased about 17% and accounted for about 3 percentage points of return. The advisors’ exposure to the sector was adequate, but their stock selection was

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.51%	1.30%
The fund expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mid-Cap Growth Funds.

4

subpar. The Russell Midcap Growth Index’s health care stocks returned about 33%. Amid pockets of strength, the fund had little or no exposure to some of the leading biotechnology, pharmaceutical, and instrument manufacturing companies.

The fund’s top contributor was information technology. Certain semiconductor, communications equipment, and electronic components companies shined and balanced out weaker results among software, hardware, internet, and IT services firms.

Although the fund had little exposure to the struggling energy sector, energy holdings put a dent in results. The fund’s stocks returned about –11%, declining twice as much as those held by the benchmark. The consumer discretionary sector, the fund’s largest, was also more foe than friend; the fund’s stocks in this sector returned about 9%, more than 2 percentage points below their benchmark counterpart.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

The fund’s long-term record reflects the advisors’ ability
The Mid-Cap Growth Fund’s advisors, Chartwell Investment Partners and William Blair & Company, seek to invest in mid-cap U.S. companies with long-term growth potential. Both advisors focus on companies with strong management teams and competitive advantages in the marketplace.

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
Mid-Cap Growth Fund	10.57%
Russell Midcap Growth Index	10.17
Mid-Cap Growth Funds Average	8.64
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s ten-year record reflects the advisors’ ability and knowledge.

For the decade ended October 31, 2014, the Mid-Cap Growth Fund posted an average annualized return of 10.57%. Its benchmark index (which bears no expenses) returned 10.17%, and its peer group 8.64%.

In addition to the experience and skill of its advisors, the fund is helped by its low costs, which allow you to retain a larger share of its return.

When market volatility heats up, the best response is to stay cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

6

Advisors’ Report

During the fiscal year ended October 31, 2014, Vanguard Mid-Cap Growth Fund returned 13.42%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 19, 2014.

Chartwell Investment Partners, Inc.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

The financial markets rallied over the last 12 months, but beneath the surface the economic environment remained uncertain and the markets turbulent. Sluggish global growth and flaring regional geopolitical

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	1,628	Uses a bottom-up, fundamental, research-driven
Inc.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	48	1,604	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	87	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

tensions conspired to erode investor confidence. Domestically, underlying economic data signaled continued healing and, as widely expected, the Federal Reserve announced the end of its asset purchase program.

More than ever, stock selection seems central to investment performance. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-cap companies that demonstrate above-average growth potential supported by good products and expanding markets. This approach leads to decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

Selection was successful in particular among technology, industrial, and consumer stocks. NXP Semiconductors, a broad-based industrial and mixed-signal semiconductor company, benefited from strong quarterly results, growing awareness of payment-card security, and the near-field communication payment capability of the newest iPhone.

Analog semiconductor company Avago Technologies is in the midst of several strong product cycles in the mobile handset, data center, and industrial markets. Increasing radio frequency filter content in premium smartphones, new content on the iPhone, and growing optical demand generated better-than-expected earnings. Recent acquisitions will also be significantly accretive to 2015 and beyond.

Rental and equipment provider United Rentals advanced after reporting solid financial performance driven by volume and pricing gains. Additionally, the company executed its share buyback plan, validating the maturity of its business model. Hertz Global Holdings, a provider of rental cars and equipment, attained strong results through solid pricing discipline, expense management, and synergies from its Dollar Thrifty Automotive Group acquisition.

Basic apparel company Hanesbrands reported solid organic results and progress integrating key acquisitions. We like its pattern of organic share gain, meaningful free cash flow, and accretive capital allocation. MGM Resorts International, which posted strong results, operates casinos and resorts, primarily in the United States and China. The Las Vegas market’s ongoing recovery has offset recent weakness in China.

The portfolio also benefited from our investment in Keurig Green Mountain. The personal beverage system maker’s stock advanced after the announcement of a ten-year Keurig Cold development partnership with Coca-Cola. The company also continues to convert unlicensed K-Cup manufacturers to the Keurig platform.

The health care sector detracted the most. Slower-than-expected earnings growth led to poor performance by Covance, a leading clinical research company. Medical device company Thoratec reported a disappointing second quarter and lowered its full-year

8

growth projection after experiencing slower market growth for a heart pump and loss of market share to a competitor.

Elsewhere, despite solid fundamentals, temporary staffing firm ManpowerGroup weakened as concerns over the health of European, Latin American, and Asian economies increased. Oil price declines pressured the stock of Whiting Petroleum. The company is about to complete its acquisition of Kodiak Oil & Gas, which will enhance the quality of its Bakken shale acreage and accelerate the development of this high-quality asset.

Informatica, a provider of business intelligence and analytics software, also underperformed. Sales force execution issues on large deals left the company unable to reaccelerate revenue to expected levels; its CFO was subsequently replaced.

William Blair & Company, L.L.C.

Portfolio Managers:

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

After a strong finish to 2013, the stock market continued to advance in 2014. Its progress was fueled by positive domestic economic data, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition activity. However, the positive 12-month return was not without volatility. Late in the first quarter, the Federal Reserve’s comments about the future trajectory of interest rates prompted a strong style rotation. From mid-March to May, the market turned away from higher-growth companies toward cheaper stocks with lower growth prospects.

With the exception of weakness in July resulting from geopolitical tensions, the market improved until late September. A sharp decline through mid-October can be attributed partly to heightened geopolitical risk and uncertainty about softness in European and Chinese economic data. Another factor was further speculation that the Federal Reserve could raise rates earlier than anticipated in 2015. During the second half of October, stocks rallied, reaching year-to-date highs, driven in part by a strong earnings season.

Our challenges during the year were related to stock selection augmented by style factors. Our biases toward higher-quality and higher-growth companies (and therefore higher-valuation stocks) hurt during the March-through-May market rotation away from higher-valuation stocks. In information technology, stock-specific weakness, including positions in Pandora Media and NeuStar, was exacerbated when our typical overweight to services industries and underweight to semiconductors worked against us.

Stock selection in consumer discretionary was also disappointing, and lululemon athletica, Dick’s Sporting Goods, and Fossil Group were among our largest detractors. However, Keurig Green Mountain was a standout in consumer staples. Other top contributors from a variety of sectors were O’Reilly Automotive in consumer

9

discretionary, Old Dominion Freight Line and TransDigm Group in industrials, and Akamai Technologies in information technology.

Looking ahead, risks to the U.S. economy and stock market emanate primarily from abroad. They include the evolving geopolitical landscape, weakness in Europe and China, and the implications of a strengthening U.S. dollar. In the United States, the most notable risk factor is Federal Reserve policy. Although economic data have generally been solid, underutiliza-tion of labor resources combined with low inflation have enabled the Fed to keep interest rate hikes on hold. However, uncertainty with respect to monetary policy timing could contribute to jittery markets.

Buffering these risks are a number of positives: strength in domestic capital expenditures, declining energy prices, an improving job market, and generally accommodative monetary policy outside of the United States.

We believe a continued slow, steady economic expansion and moderate market advance would better suit our style of investing than the unsustainably strong market of the past five years. With limited upside for ongoing multiple expansion, we would expect company-specific revenue growth drivers to be a critical determinant of future stock performance.

As always, we remain focused on identifying high-quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. This discipline has enabled us to add value over the long term.

10

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	124	552	3,756
Median Market Cap	$8.1B	$11.9B	$47.3B
Price/Earnings Ratio	27.0x	28.1x	20.4x
Price/Book Ratio	3.9x	5.1x	2.7x
Return on Equity	16.0%	19.3%	17.8%
Earnings Growth
Rate	20.7%	18.3%	15.7%
Dividend Yield	0.7%	1.0%	1.9%
Foreign Holdings	1.5%	0.0%	0.0%
Turnover Rate	82%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.21%	—	—
Short-Term Reserves	3.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	21.5%	23.3%	12.5%
Consumer Staples	5.2	7.8	8.3
Energy	3.3	6.1	8.5
Financials	14.1	9.3	17.7
Health Care	16.8	13.5	13.9
Industrials	16.6	16.2	11.3
Information
Technology	18.1	17.9	18.8
Materials	2.0	4.7	3.6
Telecommunication
Services	2.3	1.0	2.2
Utilities	0.1	0.2	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.95	0.85
Beta	1.01	1.12

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
SBA Communications	Wireless
Corp.	Telecommunication
	Services	2.2%
Vantiv Inc.	Data Processing &
	Outsourced Services	1.7
Manpowergroup Inc.	Human Resource &
	Employment
	Services	1.6
BioMarin Pharmaceutical
Inc.	Biotechnology	1.5
O'Reilly Automotive Inc.	Automotive Retail	1.5
Stericycle Inc.	Environmental &
	Facilities Services	1.5
Synovus Financial Corp.	Regional Banks	1.5
Akamai Technologies	Internet Software &
Inc.	Services	1.5
Equifax Inc.	Research &
	Consulting Services	1.3
Gartner Inc.	IT Consulting &
	Other Services	1.3
Top Ten		15.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratio was 0.46%.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Mid-Cap Growth Fund*	13.42%	17.98%	10.57%	$27,317
••••••••	Russell Midcap Growth Index	14.59	18.73	10.17	26,338
– – – –	Mid-Cap Growth Funds Average	10.18	16.51	8.64	22,908
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	11.38%	16.08%	10.63%

13

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.4%)[1]
Consumer Discretionary (20.4%)
*	O’Reilly Automotive Inc.	287,100	50,495
	Williams-Sonoma Inc.	631,633	41,075
	Brunswick Corp.	874,200	40,913
	Six Flags Entertainment
	Corp.	935,015	37,681
	Ralph Lauren Corp. Class A	198,365	32,698
	Polaris Industries Inc.	212,100	31,997
*	Dollar General Corp.	505,926	31,706
	BorgWarner Inc.	554,304	31,606
	Lennar Corp. Class A	673,845	29,029
	Marriott International Inc.
	Class A	374,479	28,367
	Carter’s Inc.	338,725	26,465
	VF Corp.	378,580	25,622
*	Norwegian Cruise Line
	Holdings Ltd.	634,475	24,745
	Hanesbrands Inc.	218,795	23,107
	Tractor Supply Co.	314,275	23,011
	Royal Caribbean
	Cruises Ltd.	338,100	22,981
	DeVry Education Group Inc.	438,750	21,240
*	MGM Resorts International	889,675	20,685
	Ross Stores Inc.	242,300	19,558
	Interpublic Group of
	Cos. Inc.	991,280	19,221
	Wyndham Worldwide Corp.	221,650	17,216
	L Brands Inc.	220,300	15,888
	Tiffany & Co.	160,800	15,456
	Advance Auto Parts Inc.	99,575	14,634
	Abercrombie & Fitch Co.	319,315	10,691
	Best Buy Co. Inc.	311,780	10,644
	Cheesecake Factory Inc.	200,475	9,210
			675,941
Consumer Staples (4.9%)
	Mead Johnson Nutrition Co.	405,700	40,290
	Keurig Green Mountain Inc.	216,750	32,892
	Church & Dwight Co. Inc.	374,400	27,110

			Market
			Value•
		Shares	($000)
*	Sprouts Farmers Market Inc.	792,666	23,075
*	Hain Celestial Group Inc.	210,331	22,768
*	Monster Beverage Corp.	163,400	16,484
			162,619
Energy (3.0%)
*	Whiting Petroleum Corp.	459,350	28,131
*	FMC Technologies Inc.	284,800	15,960
*	Concho Resources Inc.	138,800	15,133
	Range Resources Corp.	216,600	14,816
	Cabot Oil & Gas Corp.	459,255	14,283
	SM Energy Co.	213,800	12,037
			100,360
Financials (13.1%)
	Synovus Financial Corp.	1,940,416	49,209
	Intercontinental
	Exchange Inc.	204,485	42,592
	SEI Investments Co.	1,097,025	42,411
	Lazard Ltd. Class A	826,080	40,652
*	Affiliated Managers
	Group Inc.	189,190	37,798
*	E*TRADE Financial Corp.	1,196,088	26,673
	Jones Lang LaSalle Inc.	194,825	26,342
	PrivateBancorp Inc.	773,225	24,991
*	Portfolio Recovery
	Associates Inc.	390,100	24,674
	LPL Financial Holdings Inc.	583,414	24,148
	Invesco Ltd.	522,908	21,162
	Assured Guaranty Ltd.	849,625	19,609
*	Signature Bank	159,384	19,306
*	Popular Inc.	581,155	18,527
	First Horizon National
	Corp.	1,321,475	16,994
			435,088
Health Care (16.0%)
*	BioMarin
	Pharmaceutical Inc.	619,520	51,110
*	Medivation Inc.	306,400	32,386
*	Actavis plc	128,020	31,076
*	Mallinckrodt plc	330,300	30,447

14

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	IDEXX Laboratories Inc.	211,394	29,948
	Zoetis Inc.	779,400	28,963
*	HMS Holdings Corp.	1,228,578	28,540
*	Catamaran Corp.	553,975	26,408
*	MEDNAX Inc.	385,800	24,086
	Techne Corp.	261,868	23,843
	Thermo Fisher Scientific Inc.	197,275	23,194
*	Sirona Dental Systems Inc.	280,200	22,010
	HealthSouth Corp.	473,731	19,106
*	Bruker Corp.	921,375	19,100
*	HCA Holdings Inc.	272,050	19,057
*	Align Technology Inc.	351,200	18,480
*	Centene Corp.	191,650	17,760
*	Endo International plc	243,475	16,293
	Perrigo Co. plc	100,625	16,246
*	Charles River Laboratories
	International Inc.	251,400	15,878
*	Mettler-Toledo
	International Inc.	59,470	15,371
*	Incyte Corp.	205,075	13,752
*	Salix Pharmaceuticals Ltd.	59,900	8,617
			531,671
Industrials (15.6%)
	Manpowergroup Inc.	817,925	54,596
*	Stericycle Inc.	399,690	50,361
	Equifax Inc.	588,165	44,548
	AMETEK Inc.	719,520	37,523
*	Old Dominion Freight
	Line Inc.	449,500	32,755
	Towers Watson & Co.
	Class A	269,275	29,698
	TransDigm Group Inc.	141,200	26,409
	Fastenal Co.	597,835	26,329
*	Verisk Analytics Inc.
	Class A	379,400	23,656
*	WESCO International Inc.	286,979	23,650
	Fortune Brands Home &
	Security Inc.	544,400	23,545
	Waste Connections Inc.	459,315	22,920
*	Swift Transportation Co.	855,030	21,119
	Nordson Corp.	235,650	18,039
	Flowserve Corp.	242,415	16,482
*	Middleby Corp.	177,000	15,665
*	United Rentals Inc.	131,767	14,502
*	Genesee & Wyoming Inc.
	Class A	135,720	13,056
*	IHS Inc. Class A	92,775	12,156
	Alaska Air Group Inc.	227,475	12,108
			519,117
Information Technology (17.1%)
*	Vantiv Inc. Class A	1,794,187	55,476
*	Akamai Technologies Inc.	808,022	48,724
*	Gartner Inc.	538,085	43,429
*	Red Hat Inc.	601,400	35,434
*	IPG Photonics Corp.	470,600	34,547

			Market
			Value•
		Shares	($000)
*	Electronics For Imaging Inc.	710,120	32,467
*	Guidewire Software Inc.	576,700	28,800
*	PTC Inc.	719,580	27,452
*	Cognizant Technology
	Solutions Corp. Class A	548,795	26,809
*	NXP Semiconductor NV	350,425	24,060
	Belden Inc.	318,200	22,653
*	Genpact Ltd.	1,229,922	21,585
	Avago Technologies Ltd.
	Class A	222,550	19,195
*	Aspen Technology Inc.	503,050	18,578
*	FleetCor Technologies Inc.	114,023	17,167
*	F5 Networks Inc.	138,125	16,986
*	CoStar Group Inc.	100,179	16,138
*	NeuStar Inc. Class A	591,227	15,614
*	Pandora Media Inc.	783,300	15,102
*	Trimble Navigation Ltd.	528,255	14,189
*	VeriFone Systems Inc.	353,975	13,189
*	Informatica Corp.	245,450	8,753
	CDW Corp.	259,525	8,004
	FactSet Research
	Systems Inc.	13,788	1,812
			566,163
Materials (1.8%)
	International Flavors &
	Fragrances Inc.	302,600	30,003
	Airgas Inc.	258,312	28,812
			58,815
Other (0.3%)
^,2	Vanguard Mid-Cap
	Growth ETF	100,223	9,977

Telecommunication Services (2.2%)
*	SBA Communications
	Corp. Class A	650,825	73,107
Total Common Stocks
(Cost $2,545,448)			3,132,858
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.1%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.114%	203,738,892	203,739

15

Mid-Cap Growth Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
5,[7]	Federal Home Loan Bank
	Discount Notes, 0.033%,
	12/19/14	1,900	1,900
6,[7]	Freddie Mac Discount Notes,
	0.090%, 1/22/15	2,700	2,699
			4,599
Total Temporary Cash Investments
(Cost $208,338)			208,338
Total Investments (100.7%)
(Cost $2,753,786)			3,341,196
Other Assets and Liabilities (-0.7%)
Other Assets			55,235
Liabilities[4]			(77,332)
			(22,097)
Net Assets (100%)
Applicable to 125,723,035 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,319,099
Net Asset Value Per Share			$26.40

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,326,188
Undistributed Net Investment Income	788
Accumulated Net Realized Gains	405,028
Unrealized Appreciation (Depreciation)
Investment Securities	587,410
Futures Contracts	(315)
Net Assets	3,319,099
• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,658,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.6% and 4.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $2,697,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $3,699,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1]	18,493
Interest[1]	187
Securities Lending	447
Total Income	19,127
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,332
Performance Adjustment	(483)
The Vanguard Group—Note C
Management and Administrative	7,677
Marketing and Distribution	638
Custodian Fees	37
Auditing Fees	34
Shareholders’ Reports	29
Trustees’ Fees and Expenses	6
Total Expenses	14,270
Expenses Paid Indirectly	(212)
Net Expenses	14,058
Net Investment Income	5,069
Realized Net Gain (Loss)
Investment Securities Sold[1]	435,694
Futures Contracts	10,399
Realized Net Gain (Loss)	446,093
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(59,111)
Futures Contracts	(4,070)
Change in Unrealized Appreciation (Depreciation)	(63,181)
Net Increase (Decrease) in Net Assets Resulting from Operations	387,981
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $106,000, $183,000, and
$3,102,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,069	4,714
Realized Net Gain (Loss)	446,093	297,724
Change in Unrealized Appreciation (Depreciation)	(63,181)	353,334
Net Increase (Decrease) in Net Assets Resulting from Operations	387,981	655,772
Distributions
Net Investment Income	(782)	(7,620)
Realized Capital Gain[1]	(278,523)	(118,662)
Total Distributions	(279,305)	(126,282)
Capital Share Transactions
Issued	619,821	533,350
Issued in Lieu of Cash Distributions	271,718	122,777
Redeemed	(517,710)	(478,266)
Net Increase (Decrease) from Capital Share Transactions	373,829	177,861
Total Increase (Decrease)	482,505	707,351
Net Assets
Beginning of Period	2,836,594	2,129,243
End of Period[2]	3,319,099	2,836,594
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $86,619,000 and $32,409,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $788,000 and ($3,055,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.72	$20.95	$19.40	$17.54	$13.86
Investment Operations
Net Investment Income	. 045	. 048.041		.040[1]	.001
Net Realized and Unrealized Gain (Loss)
on Investments	3.134	5.965	1.892	1.840	3.697
Total from Investment Operations	3.179	6.013	1.933	1.880	3.698
Distributions
Dividends from Net Investment Income	(.007)	(.075)	(. 030)	(. 020)	(. 018)
Distributions from Realized Capital Gains	(2.492)	(1.168)	(.353)	—	—
Total Distributions	(2.499)	(1.243)	(.383)	(. 020)	(. 018)
Net Asset Value, End of Period	$26.40	$25.72	$20.95	$19.40	$17.54

Total Return[2]	13.42%	30.32%	10.24%	10.72%	26.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,319	$2,837	$2,129	$1,804	$1,562
Ratio of Total Expenses to Average Net Assets[3]	0.46%	0.51%	0.54%	0.53%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.16%	0.19%	0.19%	0.20%[1]	0.00%
Portfolio Turnover Rate	82%	83%	97%	127%	88%
1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.02%, 0.04%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Mid-Cap Growth Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Chartwell Investment Partners, Inc., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Chartwell Investment Partners, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell MidCap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $483,000 (0.02%) based on performance.

21

Mid-Cap Growth Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $320,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2014, these arrangements reduced the fund’s expenses by $212,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,132,858	—	—
Temporary Cash Investments	203,739	4,599	—
Futures Contracts—Assets[1]	853	—	—
Total	3,337,450	4,599	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Midcap 400 Index	December 2014	530	75,016	(315)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Mid-Cap Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $444,000 from undistributed net investment income, and $36,659,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $85,613,000 of ordinary income and $324,498,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $2,754,363,000. Net unrealized appreciation of investment securities for tax purposes was $586,833,000, consisting of unrealized gains of $631,378,000 on securities that had risen in value since their purchase and $44,545,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2014, the fund purchased $2,513,155,000 of investment securities and sold $2,448,027,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	24,664	23,286
Issued in Lieu of Cash Distributions	11,417	6,078
Redeemed	(20,664)	(20,687)
Net Increase (Decrease) in Shares Outstanding	15,417	8,677

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $221,247,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund in fiscal 2013 and 2014 are qualified short-term capital gains.

The fund distributed $11,826,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 17.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.42%	17.98%	10.57%
Returns After Taxes on Distributions	10.28	16.99	9.69
Returns After Taxes on Distributions and Sale of Fund Shares	8.81	14.42	8.57

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,081.97	$2.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122014

Annual Report | October 31, 2014

Vanguard High Dividend Yield Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	16.48%
ETF Shares
Market Price	16.46
Net Asset Value	16.56
FTSE High Dividend Yield Index	16.66
Equity Income Funds Average	12.64
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$23.83	$26.98	$0.724	$0.000
ETF Shares	60.16	68.11	1.878	0.000

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks climbed to record highs during the 12 months ended October 31, 2014 despite some retrenchment at times amid concerns about the pace of economic growth, the prospect of rising interest rates, and bouts of instability abroad. Dividend-paying stocks fared even a little better, with Vanguard High Dividend Yield Index Fund returning 16.48%. (All returns and yields cited in this letter are for Investor Shares.)

That performance was in line with the 16.66% return of the fund’s benchmark, the FTSE High Dividend Yield Index. The fund placed well ahead of the 12.64% average return of its peer group.

At the period’s close, the fund’s 30-day SEC yield was 2.82%, compared with the 1.70% yield of the broad stock market, as measured by Vanguard Total Stock Market Index Fund.

Results for the High Dividend Yield Index Fund were positive across all ten market sectors. Technology stocks stood out the most, followed by utilities, health care, and financials.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker

2

backdrop that included tensions in the Middle East and Ukraine and other international economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced on October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance for the 12 months, while stocks from the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive results as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

The fund’s larger-cap tilt helped its performance for the period
Vanguard High Dividend Yield Index Fund exposure to stocks of U.S. companies that are expected to pay higher-than-average dividend yields. That focus means the composition of the fund differs significantly from that of the broad U.S. stock market. The fund tends to hold not only more stocks in traditional dividend-paying sectors such as consumer goods and utilities but also more large-capitalization stocks. With small-caps encountering some crosswinds during the period because of concerns about the run-up in their valuations, the fund’s larger-cap bias proved an advantage over the latter part of the fiscal year in particular.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.19%	0.10%	1.22%
The fund expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratios were 0.18% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Equity Income Funds.

4

By sector, technology stocks produced strong returns over the 12 months. Tech companies have grown and matured over the years and now make up the largest sector in the fund’s index. New consumer-product rollouts and the robust pace at which corporations expanded and upgraded their IT infrastructure helped some of the biggest players boost the sector’s return to about 38%.

The defensive utilities sector returned more than 21%, with broad-based gains among electricity, gas, and water stocks. Health care returned nearly 19%, largely because big pharmaceutical companies did particularly well, thanks to their attractive yields and improving product pipelines.

They also benefited from a sectorwide lift from an anticipated increase in health care spending given the expanded number of insured under the Affordable Care Act.

Financial stocks were also a strong suit for the fund. Although the index doesn’t hold a number of big banks that, in the wake of the financial crisis, are still paying out dividends below their historical norms, some other big banks that are in the index helped the sector return more than 18%.

The oil and gas, consumer services, and telecommunications sectors lagged for the period, though they finished in positive territory.

Total Returns
Inception Through October 31, 2014
Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	6.91%
FTSE High Dividend Yield Index	7.14
Equity Income Funds Average	5.85
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Since its inception, the fund has built a solid track record
Vanguard High Dividend Yield Index Fund, which was launched in November 2006, has fulfilled its primary objective of closely tracking the performance of its target index. The ride over these eight years hasn’t been smooth, with stocks plunging during the financial crisis then rebounding strongly thereafter. Even with those wide swings, the fund managed to produce an annual return of 6.91%, in line with the 7.14% result for its index, which, like all indexes, bears no expenses. The fund also outpaced the 5.85% average return of its peer group.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2014

6

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.19%	0.10%
30-Day SEC Yield	2.82%	2.90%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	393	393	3,756
Median Market Cap	$140.0B	$140.0B	$47.3B
Price/Earnings Ratio	16.8x	16.8x	20.4x
Price/Book Ratio	2.7x	2.7x	2.7x
Return on Equity	21.3%	21.3%	17.8%
Earnings Growth
Rate	12.7%	12.7%	15.7%
Dividend Yield	3.0%	3.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.79
Beta	1.00	0.80
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	7.5%
Exxon Mobil Corp.	Integrated Oil & Gas	4.8
Microsoft Corp.	Software	4.0
Johnson & Johnson	Pharmaceuticals	3.4
Wells Fargo & Co.	Banks	3.2
General Electric Co.	Diversified Industrials	3.0
Procter & Gamble Co.	Nondurable
	Household Products	2.7
Chevron Corp.	Integrated Oil & Gas	2.6
JPMorgan Chase & Co.	Banks	2.6
Verizon Communications	Fixed Line
Inc.	Telecommunications	2.4
Top Ten		36.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.18% for Investor Shares and 0.10% for ETF Shares.

7

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Basic Materials	3.5%	3.5%	2.9%
Consumer Goods	13.5	13.5	9.9
Consumer Services	5.8	5.8	13.2
Financials	12.4	12.4	18.7
Health Care	11.3	11.2	13.1
Industrials	12.1	12.1	12.7
Oil & Gas	10.7	10.7	8.3
Technology	17.9	17.9	15.8
Telecommunications	4.9	5.0	2.1
Utilities	7.9	7.9	3.3

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/16/2006)	Investment
	High Dividend Yield Index
	Fund*Investor Shares	16.48%	17.13%	6.91%	$17,012
•••••••	FTSE High Dividend Yield Index	16.66	17.38	7.14	17,312
– – – –	Equity Income Funds Average	12.64	14.34	5.85	15,725
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	7.30	17,521
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	16.56%	17.25%	7.13%	$17,319
FTSE High Dividend Yield Index	16.66	17.38	7.24	17,458
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.00	17.09	7.49	17,793
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2014

			Since
	One	Five	Inception
	Year	Years	(11/10/2006)
High Dividend Yield Index Fund ETF Shares Market
Price	16.46%	121.74%	73.18%
High Dividend Yield Index Fund ETF Shares Net
Asset Value	16.56	121.64	73.19
FTSE High Dividend Yield Index	16.66	122.85	74.58
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	18.83%	15.84%	6.63%
ETF Shares	11/10/2006
Market Price		18.96	16.01	6.86
Net Asset Value		18.92	15.97	6.86

10

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (3.5%)
EI du Pont de
Nemours & Co.	1,469,079	101,587
Dow Chemical Co.	1,908,692	94,289
LyondellBasell Industries
NV Class A	687,746	63,018
Freeport-McMoRan Inc.	1,658,683	47,273
Air Products &
Chemicals Inc.	338,289	45,554
International Paper Co.	682,657	34,556
Nucor Corp.	505,961	27,352
Newmont Mining Corp.	795,583	14,925
RPM International Inc.	212,426	9,623
Steel Dynamics Inc.	364,522	8,388
Avery Dennison Corp.	150,019	7,028
Huntsman Corp.	260,167	6,348
Compass Minerals
International Inc.	53,061	4,546
Olin Corp.	120,741	2,927
Commercial Metals Co.	166,595	2,880
^ Cliffs Natural
Resources Inc.	244,326	2,744
Tronox Ltd. Class A	100,918	2,440
Innophos Holdings Inc.	34,701	1,978
A Schulman Inc.	46,741	1,655
Koppers Holdings Inc.	28,366	1,120
* Veritiv Corp.	12,765	576
		480,807
Consumer Goods (13.5%)
Procter & Gamble Co.	4,344,698	379,162
Coca-Cola Co.	6,673,855	279,501
PepsiCo Inc.	2,408,413	231,617
Philip Morris
International Inc.	2,496,872	222,247
Altria Group Inc.	3,170,343	153,254
Ford Motor Co.	6,086,286	85,756
Kimberly-Clark Corp.	602,296	68,824
Kraft Foods Group Inc.	940,816	53,015

		Market
		Value
	Shares	($000)
General Mills Inc.	982,043	51,027
Lorillard Inc.	579,034	35,611
Reynolds American Inc.	492,625	30,991
Kellogg Co.	393,740	25,184
Genuine Parts Co.	245,597	23,842
Stanley Black & Decker Inc.	247,978	23,221
ConAgra Foods Inc.	674,324	23,163
Dr Pepper Snapple
Group Inc.	311,749	21,589
Clorox Co.	207,379	20,634
Mattel Inc.	540,756	16,801
Molson Coors
Brewing Co. Class B	217,841	16,203
Coach Inc.	438,081	15,061
Autoliv Inc.	149,735	13,737
Campbell Soup Co.	290,234	12,820
Hasbro Inc.	183,426	10,552
Leggett & Platt Inc.	219,630	8,649
Ingredion Inc.	108,390	8,373
Flowers Foods Inc.	279,569	5,312
Tupperware Brands Corp.	71,637	4,567
Scotts Miracle-Gro Co.
Class A	57,045	3,379
HNI Corp.	68,598	3,200
Steelcase Inc. Class A	145,109	2,571
Vector Group Ltd.	114,863	2,566
B&G Foods Inc.	85,301	2,513
Snyder’s-Lance Inc.	74,112	2,208
Cosan Ltd.	196,948	2,086
Schweitzer-Mauduit
International Inc.	46,094	1,985
Universal Corp.	36,991	1,646
MDC Holdings Inc.	58,204	1,421
Knoll Inc.	67,954	1,352
Superior Industries
International Inc.	34,725	677
National Presto
Industries Inc.	8,120	512
		1,866,829

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Consumer Services (5.8%)
Wal-Mart Stores Inc.	2,592,628	197,740
McDonald’s Corp.	1,582,227	148,302
Time Warner Cable Inc.	444,223	65,394
Target Corp.	1,008,599	62,352
Las Vegas Sands Corp.	649,484	40,437
Sysco Corp.	929,729	35,832
Omnicom Group Inc.	401,528	28,854
Carnival Corp.	665,865	26,734
Wynn Resorts Ltd.	130,087	24,718
Kohl’s Corp.	309,899	16,803
Best Buy Co. Inc.	442,304	15,100
H&R Block Inc.	439,158	14,189
Staples Inc.	1,033,296	13,102
Safeway Inc.	368,029	12,829
Gannett Co. Inc.	360,610	11,359
Darden Restaurants Inc.	210,914	10,921
GameStop Corp. Class A	183,179	7,833
KAR Auction Services Inc.	221,275	6,718
International Game
Technology	394,439	6,465
Six Flags Entertainment
Corp.	152,054	6,128
Cinemark Holdings Inc.	167,153	5,904
Cablevision Systems
Corp. Class A	304,461	5,669
Cracker Barrel Old
Country Store Inc.	35,837	4,134
American Eagle
Outfitters Inc.	289,691	3,728
Hillenbrand Inc.	99,920	3,326
Meredith Corp.	59,055	3,079
Regal Entertainment
Group Class A	129,056	2,859
Rent-A-Center Inc.	84,557	2,619
DineEquity Inc.	28,829	2,565
Guess? Inc.	102,337	2,269
Buckle Inc.	38,102	1,879
Bob Evans Farms Inc.	37,562	1,835
Copa Holdings SA Class A	13,358	1,562
National CineMedia Inc.	96,407	1,533
Cato Corp. Class A	36,767	1,311
^ Arcos Dorados
Holdings Inc. Class A	208,113	1,282
Weis Markets Inc.	20,019	894
Stage Stores Inc.	41,936	707
CTC Media Inc.	95,946	610
Speedway Motorsports Inc.	21,350	418
Harte-Hanks Inc.	62,989	410
		800,403
Financials (12.4%)
Wells Fargo & Co.	8,344,044	442,985
JPMorgan Chase & Co.	6,011,869	363,598
PNC Financial Services
Group Inc.	864,081	74,648
BlackRock Inc.	199,993	68,220

		Market
		Value
	Shares	($000)
Prudential Financial Inc.	732,112	64,821
ACE Ltd.	536,483	58,638
Travelers Cos. Inc.	541,830	54,616
Marsh & McLennan
Cos. Inc.	869,901	47,297
BB&T Corp.	1,148,281	43,497
CME Group Inc.	510,299	42,768
Aflac Inc.	697,754	41,677
Invesco Ltd.	691,996	28,005
Fifth Third Bancorp	1,332,762	26,642
Principal Financial
Group Inc.	471,491	24,692
M&T Bank Corp.	185,542	22,670
Western Union Co.	846,542	14,357
Navient Corp.	670,271	13,258
FNF Group	438,725	13,092
Huntington Bancshares
Inc.	1,305,583	12,938
Arthur J Gallagher & Co.	254,079	12,120
Willis Group Holdings plc	284,087	11,514
Cincinnati Financial Corp.	226,858	11,450
New York Community
Bancorp Inc.	675,611	10,776
PartnerRe Ltd.	79,480	9,195
Lazard Ltd. Class A	165,998	8,169
Axis Capital Holdings Ltd.	158,311	7,621
People’s United
Financial Inc.	496,151	7,254
Cullen/Frost Bankers Inc.	87,650	7,083
PacWest Bancorp	154,133	6,575
SLM Corp.	674,660	6,443
Umpqua Holdings Corp.	323,132	5,687
Old Republic
International Corp.	384,371	5,677
FirstMerit Corp.	259,750	4,766
Validus Holdings Ltd.	119,073	4,737
Hanover Insurance
Group Inc.	70,201	4,699
Hancock Holding Co.	131,350	4,622
Federated Investors Inc.
Class B	144,847	4,529
Janus Capital Group Inc.	301,747	4,523
BankUnited Inc.	148,449	4,439
ProAssurance Corp.	94,472	4,419
First Niagara Financial
Group Inc.	544,380	4,077
Bank of Hawaii Corp.	67,831	3,972
Endurance Specialty
Holdings Ltd.	65,824	3,815
Fulton Financial Corp.	300,817	3,574
Glacier Bancorp Inc.	118,686	3,405
United Bankshares Inc.	93,677	3,211
FNB Corp.	250,859	3,208
Valley National Bancorp	307,385	3,068
Iberiabank Corp.	43,696	3,009
Capitol Federal
Financial Inc.	229,204	2,936

12

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Susquehanna
	Bancshares Inc.	287,427	2,820
	Old National Bancorp	168,968	2,458
	Trustmark Corp.	97,707	2,377
	Mercury General Corp.	43,709	2,322
	BOK Financial Corp.	33,137	2,272
	CVB Financial Corp.	143,865	2,270
	Community Bank
	System Inc.	59,335	2,264
	Kemper Corp.	60,488	2,229
*	Blackhawk Network
	Holdings Inc. Class B	63,738	2,129
	Home Loan Servicing
	Solutions Ltd.	108,442	2,083
	Horace Mann
	Educators Corp.	65,507	1,992
*	FNFV Group	145,736	1,959
	Northwest Bancshares Inc.	152,261	1,954
	Westamerica
	Bancorporation	38,802	1,914
	Greenhill & Co. Inc.	42,253	1,901
	National Penn
	Bancshares Inc.	181,255	1,865
	Provident Financial
	Services Inc.	100,534	1,833
	NBT Bancorp Inc.	69,393	1,782
	CNA Financial Corp.	43,074	1,683
	Boston Private Financial
	Holdings Inc.	127,046	1,671
	Park National Corp.	19,609	1,654
	First Financial Bancorp	91,672	1,608
	American National
	Insurance Co.	13,746	1,568
	Chemical Financial Corp.	52,580	1,566
	WesBanco Inc.	44,988	1,550
	BGC Partners Inc. Class A	179,357	1,521
	Renasant Corp.	50,343	1,518
	Safety Insurance Group Inc.	24,240	1,512
	Independent Bank Corp.	34,304	1,400
	First Commonwealth
	Financial Corp.	136,227	1,274
	S&T Bancorp Inc.	42,850	1,182
	Brookline Bancorp Inc.	112,122	1,075
	United Fire Group Inc.	33,058	1,074
	City Holding Co.	23,836	1,072
	Oritani Financial Corp.	72,093	1,065
	TrustCo Bank Corp. NY	141,803	1,035
	Maiden Holdings Ltd.	86,099	1,029
	Simmons First National
	Corp. Class A	23,779	998
	Sandy Spring Bancorp Inc.	37,751	974
	Flushing Financial Corp.	46,531	937
	Washington Trust
	Bancorp Inc.	22,303	856
	Tompkins Financial Corp.	16,323	819
	BancFirst Corp.	12,463	810

		Market
		Value
	Shares	($000)
Community Trust
Bancorp Inc.	22,379	805
Dime Community
Bancshares Inc.	46,371	730
1st Source Corp.	22,681	710
Stock Yards Bancorp Inc.	19,068	635
GFI Group Inc.	98,327	541
First Financial Corp.	15,526	538
Republic Bancorp Inc.
Class A	15,278	371
Baldwin & Lyons Inc.	10,826	291
		1,713,488
Health Care (11.2%)
Johnson & Johnson	4,389,473	473,097
Pfizer Inc.	10,202,226	305,557
Merck & Co. Inc.	4,610,703	267,144
AbbVie Inc.	2,551,121	161,894
Bristol-Myers Squibb Co.	2,638,455	153,532
Eli Lilly & Co.	1,589,485	105,430
Baxter International Inc.	866,090	60,748
Quest Diagnostics Inc.	232,382	14,747
Healthcare Services
Group Inc.	111,405	3,318
Owens & Minor Inc.	95,042	3,167
PDL BioPharma Inc.	255,271	2,177
Meridian Bioscience Inc.	66,335	1,230
		1,552,041
Industrials (12.1%)
General Electric Co.	16,036,481	413,902
3M Co.	1,035,711	159,261
Boeing Co.	1,048,170	130,927
United Parcel Service Inc.
Class B	1,129,054	118,449
Caterpillar Inc.	997,798	101,187
Lockheed Martin Corp.	507,308	96,678
Emerson Electric Co.	1,125,273	72,085
General Dynamics Corp.	507,679	70,953
Automatic Data
Processing Inc.	769,367	62,919
Norfolk Southern Corp.	493,677	54,620
Eaton Corp. plc	755,334	51,657
Raytheon Co.	496,570	51,584
PACCAR Inc.	565,116	36,913
Waste Management Inc.	746,600	36,501
Paychex Inc.	522,906	24,545
Xerox Corp.	1,842,294	24,466
Republic Services Inc.
Class A	469,826	18,041
CH Robinson
Worldwide Inc.	237,204	16,417
MeadWestvaco Corp.	267,274	11,805
Packaging Corp.
of America	157,305	11,339
ADT Corp.	278,490	9,981
Iron Mountain Inc.	271,702	9,800

13

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Broadridge Financial
	Solutions Inc.	192,977	8,477
	Macquarie Infrastructure
	Co. LLC	110,827	7,940
	Sonoco Products Co.	151,606	6,196
	Bemis Co. Inc.	160,198	6,163
	RR Donnelley & Sons Co.	319,310	5,572
	National Instruments Corp.	157,359	4,985
	Teekay Corp.	66,199	3,870
	GATX Corp.	59,493	3,772
	Covanta Holding Corp.	169,552	3,742
	MSA Safety Inc.	50,265	2,889
	Harsco Corp.	128,662	2,789
	ABM Industries Inc.	85,563	2,365
	TAL International Group Inc.	54,072	2,332
	Aircastle Ltd.	107,018	2,042
	Greif Inc. Class A	40,981	1,806
	Matson Inc.	63,366	1,805
	Brady Corp. Class A	68,807	1,640
	Ship Finance
	International Ltd.	93,464	1,607
	Otter Tail Corp.	50,761	1,574
	Seaspan Corp. Class A	76,139	1,553
	Acacia Research Corp.	79,549	1,432
^	Sturm Ruger & Co. Inc.	30,900	1,288
	McGrath RentCorp	33,372	1,219
	AVX Corp.	82,661	1,194
	Textainer Group
	Holdings Ltd.	33,918	1,168
	Nordic American
	Tankers Ltd.	133,909	1,131
	ManTech International
	Corp. Class A	38,245	1,077
	Schnitzer Steel
	Industries Inc.	41,738	983
	Daktronics Inc.	67,987	905
	American Science
	& Engineering Inc.	12,769	706
	Navios Maritime
	Holdings Inc.	117,593	693
	Ennis Inc.	41,852	621
	Landauer Inc.	14,545	521
	Electro Rent Corp.	29,360	447
			1,670,534
Oil & Gas (10.6%)
	Exxon Mobil Corp.	6,816,442	659,218
	Chevron Corp.	3,051,472	366,024
	ConocoPhillips	1,962,369	141,585
	Occidental Petroleum
	Corp.	1,255,746	111,673
	Williams Cos. Inc.	1,194,573	66,311
^	Kinder Morgan Inc.	1,059,595	41,006
	Ensco plc Class A	373,164	15,147
	HollyFrontier Corp.	319,360	14,493
	Helmerich & Payne Inc.	163,251	14,173
	OGE Energy Corp.	318,227	11,867

			Market
			Value
		Shares	($000)
	Noble Corp. plc	417,778	8,740
	Targa Resources Corp.	44,695	5,749
	Western Refining Inc.	111,258	5,072
^	Diamond Offshore
	Drilling Inc.	110,696	4,174
	PBF Energy Inc. Class A	139,930	3,648
	Delek US Holdings Inc.	88,659	3,005
	CVR Energy Inc.	27,617	1,342
^	EXCO Resources Inc.	323,896	988
*	Paragon Offshore plc	133,474	650
	W&T Offshore Inc.	48,526	441
	Gulfmark Offshore Inc.	9,389	283
			1,475,589
Technology (17.8%)
	Apple Inc.	9,570,630	1,033,628
	Microsoft Corp.	11,882,699	557,893
	Intel Corp.	7,985,448	271,585
	Cisco Systems Inc.	8,233,712	201,479
	Texas Instruments Inc.	1,706,446	84,742
	Applied Materials Inc.	1,946,124	42,990
	Corning Inc.	2,063,823	42,164
	Seagate Technology plc	500,544	31,449
	Symantec Corp.	1,109,356	27,534
	Analog Devices Inc.	500,731	24,846
	KLA-Tencor Corp.	265,039	20,978
	Linear Technology Corp.	381,105	16,327
	CA Inc.	536,610	15,594
	Microchip Technology Inc.	318,213	13,718
	Maxim Integrated
	Products Inc.	455,252	13,357
	Harris Corp.	170,888	11,894
	Garmin Ltd.	172,349	9,562
*	CDK Global Inc.	256,536	8,620
	Pitney Bowes Inc.	324,029	8,017
	Lexmark International Inc.
	Class A	99,184	4,281
	j2 Global Inc.	76,074	4,115
	Diebold Inc.	103,371	3,662
	Leidos Holdings Inc.	99,784	3,649
	Compuware Corp.	317,211	3,220
	Cypress Semiconductor
	Corp.	252,686	2,504
	Intersil Corp. Class A	170,135	2,261
	Brooks Automation Inc.	99,070	1,222
	Quality Systems Inc.	70,841	1,070
	Computer Programs
	& Systems Inc.	16,900	1,064
	Comtech
	Telecommunications Corp.	25,488	970
	Epiq Systems Inc.	46,351	743
*	Covisint Corp.	44,070	127
			2,465,265
Telecommunications (4.9%)
	Verizon
	Communications Inc.	6,603,742	331,838
	AT&T Inc.	8,353,051	291,020

14

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
CenturyLink Inc.	911,474	37,808
Frontier Communications
Corp.	1,601,577	10,475
Windstream Holdings Inc.	963,569	10,098
Consolidated
Communications
Holdings Inc.	79,739	2,065
EarthLink Holdings Corp.	129,769	465
		683,769
Utilities (7.9%)
Duke Energy Corp.	1,128,502	92,706
NextEra Energy Inc.	695,631	69,716
Southern Co.	1,425,024	66,064
Dominion Resources Inc.	923,411	65,839
Exelon Corp.	1,368,912	50,088
American Electric
Power Co. Inc.	777,943	45,385
Sempra Energy	392,982	43,228
Spectra Energy Corp.	1,064,661	41,660
PG&E Corp.	753,607	37,922
PPL Corp.	1,062,094	37,163
Public Service Enterprise
Group Inc.	813,023	33,586
Edison International	520,862	32,596
Consolidated Edison Inc.	464,479	29,429
Xcel Energy Inc.	807,370	27,023
FirstEnergy Corp.	668,052	24,945
Northeast Utilities	505,466	24,945
Entergy Corp.	284,519	23,905
DTE Energy Co.	282,452	23,206
NiSource Inc.	502,880	21,151
ONEOK Inc.	332,108	19,574
Wisconsin Energy Corp.	363,765	18,065
CenterPoint Energy Inc.	682,746	16,761
Ameren Corp.	386,149	16,350
American Water
Works Co. Inc.	286,050	15,266
CMS Energy Corp.	441,130	14,412
SCANA Corp.	203,014	11,143
Pepco Holdings Inc.	401,176	10,968
Alliant Energy Corp.	176,303	10,915
Pinnacle West Capital Corp.	175,067	10,761
UGI Corp.	273,005	10,290
AGL Resources Inc.	179,227	9,662
Integrys Energy Group Inc.	127,809	9,289
Atmos Energy Corp.	160,100	8,485
Westar Energy Inc.
Class A	205,991	7,789
TECO Energy Inc.	373,080	7,316
Questar Corp.	280,342	6,759
Great Plains Energy Inc.	233,135	6,278
Aqua America Inc.	232,391	6,089
Vectren Corp.	130,930	5,885
Cleco Corp.	96,717	5,200
IDACORP Inc.	79,907	5,053

		Market
		Value
	Shares	($000)
Piedmont Natural
Gas Co. Inc.	124,455	4,731
^ Hawaiian Electric
Industries Inc.	163,638	4,608
Portland General
Electric Co.	125,097	4,555
Southwest Gas Corp.	74,113	4,305
New Jersey
Resources Corp.	67,217	3,931
WGL Holdings Inc.	82,786	3,891
Black Hills Corp.	70,877	3,879
PNM Resources Inc.	127,226	3,670
Avista Corp.	102,870	3,647
UIL Holdings Corp.	88,323	3,634
ALLETE Inc.	67,788	3,541
NorthWestern Corp.	62,410	3,298
Laclede Group Inc.	64,915	3,296
South Jersey Industries Inc.	52,659	3,088
MGE Energy Inc.	54,730	2,434
El Paso Electric Co.	64,160	2,428
American States Water Co.	61,275	2,192
Northwest Natural Gas Co.	43,473	2,040
Empire District Electric Co.	69,509	1,977
California Water
Service Group	75,153	1,956
SJW Corp.	24,594	786
		1,090,754
Total Common Stocks
(Cost $10,991,493)		13,799,479
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.114%	43,401,811	43,402

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.074%, 12/3/14	2,000	2,000
[4,5] Federal Home Loan
Bank Discount Notes,
0.100%, 2/4/15	1,000	1,000
		3,000
Total Temporary Cash Investments
(Cost $46,402)		46,402
Total Investments (100.0%)
(Cost $11,037,895)		13,845,881

15

High Dividend Yield Index Fund

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	29,639
Liabilities[3]	(27,419)
2,220
Net Assets (100%)	13,848,101

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	11,032,856
Undistributed Net Investment Income	31,793
Accumulated Net Realized Losses	(25,291)
Unrealized Appreciation (Depreciation)
Investment Securities	2,807,986
Futures Contracts	757
Net Assets	13,848,101

Investor Shares—Net Assets
Applicable to 150,718,407 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,066,077
Net Asset Value Per Share—
Investor Shares	$26.98

ETF Shares—Net Assets
Applicable to 143,612,413 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,782,024
Net Asset Value Per Share—
ETF Shares	$68.11

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,600,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $7,938,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends	355,307
Interest[1]	40
Securities Lending	304
Total Income	355,651
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,551
Management and Administrative—Investor Shares	4,972
Management and Administrative—ETF Shares	4,720
Marketing and Distribution—Investor Shares	640
Marketing and Distribution—ETF Shares	1,693
Custodian Fees	322
Auditing Fees	32
Shareholders’ Reports—Investor Shares	25
Shareholders’ Reports—ETF Shares	250
Trustees’ Fees and Expenses	8
Total Expenses	14,213
Net Investment Income	341,438
Realized Net Gain (Loss)
Investment Securities Sold	331,533
Futures Contracts	6,682
Realized Net Gain (Loss)	338,215
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,092,850
Futures Contracts	31
Change in Unrealized Appreciation (Depreciation)	1,092,881
Net Increase (Decrease) in Net Assets Resulting from Operations	1,772,534
1 Interest income from an affiliated company of the fund was $38,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	341,438	250,716
Realized Net Gain (Loss)	338,215	390,351
Change in Unrealized Appreciation (Depreciation)	1,092,881	1,046,139
Net Increase (Decrease) in Net Assets Resulting from Operations	1,772,534	1,687,206
Distributions
Net Investment Income
Investor Shares	(98,372)	(69,438)
ETF Shares	(235,932)	(171,585)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(334,304)	(241,023)
Capital Share Transactions
Investor Shares	614,733	1,003,585
ETF Shares	1,858,114	1,688,115
Net Increase (Decrease) from Capital Share Transactions	2,472,847	2,691,700
Total Increase (Decrease)	3,911,077	4,137,883
Net Assets
Beginning of Period	9,937,024	5,799,141
End of Period[1]	13,848,101	9,937,024
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,793,000 and $24,426,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.83	$19.76	$17.30	$15.94	$14.15
Investment Operations
Net Investment Income	.727	.667	.579	.489	.415
Net Realized and Unrealized Gain (Loss)
on Investments	3.147	4.063	2.446	1.355	1.792
Total from Investment Operations	3.874	4.730	3.025	1.844	2.207
Distributions
Dividends from Net Investment Income	(.724)	(.660)	(.565)	(.484)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.724)	(.660)	(.565)	(.484)	(.417)
Net Asset Value, End of Period	$26.98	$23.83	$19.76	$17.30	$15.94

Total Return[1]	16.48%	24.35%	17.69%	11.70%	15.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,066	$3,019	$1,596	$761	$296
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.20%	0.25%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.10%	3.22%	3.04%	2.86%
Portfolio Turnover Rate[2]	12%	13%	11%	16%	34%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$60.16	$49.89	$43.68	$40.22	$35.70
Investment Operations
Net Investment Income	1.885	1.732	1.506	1.283	1.092
Net Realized and Unrealized Gain (Loss)
on Investments	7.943	10.247	6.180	3.442	4.527
Total from Investment Operations	9.828	11.979	7.686	4.725	5.619
Distributions
Dividends from Net Investment Income	(1.878)	(1.709)	(1.476)	(1.265)	(1.099)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.878)	(1.709)	(1.476)	(1.265)	(1.099)
Net Asset Value, End of Period	$68.11	$60.16	$49.89	$43.68	$40.22

Total Return	16.56%	24.43%	17.80%	11.88%	15.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,782	$6,918	$4,203	$1,984	$884
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.13%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.19%	3.32%	3.16%	2.98%
Portfolio Turnover Rate[1]	12%	13%	11%	16%	34%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

21

High Dividend Yield Index Fund

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

22

High Dividend Yield Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $1,300,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	13,799,479	—	—
Temporary Cash Investments	43,402	3,000	—
Futures Contracts—Assets[1]	545	—	—
Total	13,843,426	3,000	—
1 Represents variation margin on the last day of the reporting period.

23

High Dividend Yield Index Fund

D. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2014	93	46,765	723
E-mini S&P 500 Index	December 2014	13	1,307	34
				757

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $233,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2014, had unrealized appreciation of $577,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended October 31, 2014, the fund realized $344,216,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $35,839,000 of ordinary income available for distribution. At October 31, 2014, the fund had available capital losses totaling $24,533,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $6,218,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

24

High Dividend Yield Index Fund

At October 31, 2014, the cost of investment securities for tax purposes was $11,038,473,000.

Net unrealized appreciation of investment securities for tax purposes was $2,807,408,000, consisting of unrealized gains of $2,869,925,000 on securities that had risen in value since their purchase and $62,517,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2014, the fund purchased $4,809,783,000 of investment securities and sold $2,348,318,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,525,114,000 and $1,003,890,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,212,378	47,724	1,501,318	68,725
Issued in Lieu of Cash Distributions	79,918	3,136	56,426	2,604
Redeemed	(677,563)	(26,847)	(554,159)	(25,363)
Net Increase (Decrease)—Investor Shares	614,733	24,013	1,003,585	45,966
ETF Shares
Issued	2,875,637	44,821	3,045,335	55,835
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,017,523)	(16,200)	(1,357,220)	(25,100)
Net Increase (Decrease) —ETF Shares	1,858,114	28,621	1,688,115	30,735

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $334,304,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2014

			Since
	One	Five	Inception
	Year	Years	(11/16/2006)
Returns Before Taxes	16.48%	17.13%	6.91%
Returns After Taxes on Distributions	15.69	16.52	6.38
Returns After Taxes on Distributions and Sale of Fund Shares	9.90	13.89	5.50

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,071.33	$0.94
ETF Shares	1,000.00	1,071.78	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.92
ETF Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	advise, recommend, endorse, or promote the Product
with the offering of shares of any Vanguard	and do not accept any liability whatsoever to any
fund only if preceded or accompanied by	person arising out of (a) the use of, reliance on, or any
the fund’s current prospectus.	error in the Index or (b) investment in or operation of
the Product. FTSE makes no claim, prediction, warranty,
All comparative mutual fund data are from Lipper, a	or representation either as to the results to be obtained
Thomson Reuters Company, or Morningstar, Inc., unless	from the Product or the suitability of the Index for the
otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122014

Annual Report | October 31, 2014

Vanguard Selected Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Selected Value Fund	11.02%
Russell Midcap Value Index	16.18
Mid-Cap Value Funds Average	12.20
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Selected Value Fund	$28.07	$29.49	$0.330	$1.220

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2014, mid-capitalization value stocks posted solid results that were nearly identical to those of the broad U.S. market. However, Vanguard Selected Value Fund didn’t fully participate in those gains. The fund returned about 11% for the 12 months, below the Russell Midcap Value Index’s return of about 16% and the average return of about 12% for mid-cap value fund peers.

The fund had pockets of strength, but the advisors’ stock selection detracted from performance in a variety of industry sectors. Although choices among consumer discretionary stocks boosted results, they weren’t enough to overcome gaps in other areas. The fund’s substantial cash position hindered returns as well.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year that appear later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine and other international economic concerns. But over

2

the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced on October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance, and the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Market Barometer

		Average Annual Total Returns
	Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

Municipal bonds returned 7.82%, with tax-exempt issues in high demand at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Results fell within a wide range as the fund struggled to keep pace
One year isn’t a long period in the life of a mutual fund; the difference between success and failure should be measured in years or even decades rather than months or quarters. Even so, Selected Value’s return over the recent period didn’t stack up favorably against its comparative standards or its own long-term record.

Results for the ten industry sectors spanned the full spectrum. Consumer discretionary stocks were the fund’s clear standouts, gaining about 31% and contributing more than 3 percentage points to returns. The benchmark index’s return for the sector was about 12%. Most of the fund’s bright spots in this sector compared to the benchmark came from apparel manufacturers and specialty retailers, with some assistance from department stores and media companies.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.44%	1.30%

The fund expense ratio shown is from the prospectus dated June 9, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mid-Cap Value Funds.

4

To a slightly lesser degree, the advisors’ information technology holdings also boosted performance. A superior showing from the semiconductor group offset less impressive results from software, hardware, and internet firms. Consumer staples contributed as well. Although the fund had little exposure to the sector overall, its tobacco stocks excelled.

Accounting for nearly 30% of fund assets on average over the period, financials commanded Selected Value’s largest allocation. This commitment, however, wasn’t productive: The fund’s financial stocks gained about 10%, compared with 15% for those in the benchmark index. The fund’s asset management companies and consumer finance firms did well, but the advisors missed out on some opportunities in insurance and specialized financial services.

Health care results were also mixed. The fund’s stocks advanced more than 26%, an impressive number that still fell shy of the nearly 33% returned by the benchmark index. The fund found success among health care providers and service firms but had zero exposure to the top-performing subsector, pharmaceuticals.

Much of the fund’s weakness came from the energy, industrial, and materials sectors—three areas that tend to be sensitive to the rhythms of the business cycle. Declining oil prices hurt energy stocks, particularly those in the oil and gas industries. Subpar stock selection

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
Selected Value Fund	10.06%
Russell Midcap Value Index	10.29
Mid-Cap Value Funds Average	8.88
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

was most evident in industrials and materials. The fund’s industrial stocks returned close to 6%, less than half the result of their benchmark counterparts.

The fund’s exposure to materials was small, but its return of about –30% was far off the benchmark index’s result of almost 12%. The fund’s precious metal and mining stocks declined, and it didn’t hold aluminum and steel manufacturers, which performed strongly.

Over longer time periods, the fund has found success
Selected Value’s emphasis on out-of- favor companies can be a prescription for underperformance over shorter periods and a route to outperformance in the long term. The fund’s three advisors search for and invest in mid-capitalization stocks of companies they believe the market has undervalued. Sometimes a company must repair or reinvent itself before its stock rebounds, and this process requires patience and conviction on the part of the advisors.

Although results for the recent period weren’t exceptional, the fund’s record looks better when examined under a ten-year light. For the decade ended October 31, 2014, the fund registered an average annualized return of 10.06%. The benchmark index (which bears no expenses) returned 10.29%, and the average annual return of peers was 8.88%.

The fund benefits from the expertise and knowledge of its advisors, who are helped by the fund’s low costs, which allow you to pocket more of your returns.

When market volatility heats up, the best response is to stay cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the latter part of October, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper on investor behavior during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts and only 3% gave up on stocks completely.

6

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the 2008 financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2014

7

Advisors’ Report

For the fiscal year ended October 31, 2014, Vanguard Selected Value Fund returned 11.02%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on November 19, 2014.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	63	6,430	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	23	2,292	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Pzena Investment Management,	12	1,241	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	190	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow, Executive Director

Mark Giambrone, Managing Director

A very strong market supported the fund’s double-digit return for the fiscal year. Among many concerns were fears of an economic slowdown and a moderation in the housing recovery. Several geopolitical events caused a temporary pause in expectations that the U.S. economy is recovering nicely and that interest rates are on a path of consistent increases. Our portfolio is positioned for these eventualities with a large weighting in financials that will benefit from an increase in interest rates. We are also overweight in industrials, where prospects should improve with the economy.

As these expectations remained unfulfilled, our portfolio has underperformed this year. Our positioning and convictions in our individual stock selection and subsequent sector weights have not changed. We anticipate that this will lead to solid performance as time goes on and the economy and interest rates rise.

In addition to being overweight in financials—our largest weighting—and industrials, we are overweight in consumer discretionary and health care. We are underweight in information technology, utilities, materials, and REITs.

We believe traditional yield plays like utilities and REITs had substantial runs while interest rates remained low and have very little room for valuation upside or significant yield. We see considerable risk to these valuation levels should interest rates rise.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

The portfolio at the end of October 2014 continues to meet our criteria of owning a concentrated selection of low price-to-tangible book value stocks with attractive long-term earnings potential. The portfolio currently sells at 105% of tangible book value and 8.2 times our estimate of normalized earnings. In contrast, the Standard & Poor’s 500 Index sells at over 550% of tangible book value and 18 times normalized earnings.

The portfolio’s return during the past year lagged the major indexes. The decline in commodity prices (such as oil and precious metals) affected oil-related and gold and silver stocks. Yamana Gold’s 59% drop yielded the greatest negative contribution to returns. Other precious metal stocks––Coeur Mining, Kinross Gold, and New Gold––also fell, as did oil-sensitive companies including Noble Corp., Tidewater, Paragon Offshore, and WPX Energy.

9

Among the year’s big winners was Micron Technology, the portfolio’s largest holding, which rose 87%. The top performer was AerCap (+114%). Its purchase of International Lease Finance Corporation (ILFC) from AIG at a substantial discount to book value and asset value is highly accretive and could possibly lead to a doubling of earnings per share (EPS).

Domestic airline stocks JetBlue and Southwest benefited from the oligopolistic pricing structure that arose after the three major airline mergers. The top four competitors now control more than 85% of capacity. Royal Caribbean’s new plan to double EPS over the next three years helped propel that stock’s 65% appreciation.

We eliminated our positions in Dillard’s and Southwest Airlines at substantial gains and in Overseas Shipholding Group at a loss. We reduced our holdings in CNA Financial, Exelon, JetBlue, Micron, Nabors Industries, and Royal Caribbean and increased them in AerCap, Air France, American National Insurance, Yamana Gold, Celestica, Ingram Micro, Unum, WPX Energy, and XL Group.

We added eight new names. Peabody Energy is the world’s largest coal company, with thermal and metallurgical operations in the United States and Australia. If coal prices return to a more normalized level, the company could earn $2 per share. We purchased the stock at eight times our conservative estimate of two-to-four-year earnings and 89% of tangible book value.

We purchased Kinross Gold at 61% of tangible book value. It sells at one-half the market cap/revenues of most of its competition despite comparable average mining costs. We believe that the company has been tainted by an overly aggressive, poorly executed acquisition strategy, which has now been put on hold.

Noble Corporation is an offshore drilling contractor with a fleet of drillships, semisubmersibles, and jack-up rigs. It is completing a multiyear upgrade program in the next 12 months. Cash flow should allow for a sustained higher dividend and stock buyback; a master limited partnership will also likely be formed.

New Gold is a low-cost producer with four operating mines and three growth projects in geographically secure countries (Canada, the United States, Australia, Mexico, and Chile). It has positive earnings and cash flow at currently depressed gold prices. We purchased the stock at seven times potential earnings and a discount to tangible book value.

News Corp., a spinoff from 21st Century Fox, owns a variety of media and information providers including The Wall Street Journal, cable properties in Australia, and the largest real estate listing service in Australia. The breakup value of the assets could approach $25 per share; we purchased the stock at a 30% discount to this value.

10

Paragon Offshore, a recent spinoff from Noble Corporation, is an owner of standard-spec offshore drilling rigs. As of October 31, 2014, it sold at 30% of tangible book value, two times 2014 estimated EPS, and a 10.5% dividend yield. Tidewater provides offshore supply services to drillers. The company’s large capital spending program is abating, and it should be able to start returning excess cash flow to shareholders. We purchased the stock at below an understated book value. We also purchased Validus, a high-return reinsurance company, at 7.5 times normalized earnings.

The portfolio’s two largest industry weightings are insurance and technology. We also have exposures to airlines/aircraft leasing and energy. Because of their declines, commodity-related stocks including coal, oil, and precious metals have garnered much of our attention recently, and we may add to these holdings during the tax-loss selling season.

Pzena Investment Management, LLC

Portfolio Managers:

Richard S. Pzena, Founder,
Chief Executive Officer, and
Co-Chief Investment Officer

Manoj Tandon, Principal,
Co-Director of Research

Eli Rabinowich, Principal

For the period from March 28, 2014 (our portfolio’s inception), through October 31, 2014, results were restrained by broad weakness in our energy holdings and anemic performance from Terex and KBR, two of our producer durables. Energy was the worst sector in the market and the only one to decline. Saudi Arabia chose not to defend $100-per-barrel oil in the face of strong supply and slightly lessening demand from China. The share price drop in our energy holdings accelerated in October as oil prices continued to fall.

Terex, a leading manufacturer of aerial work platforms, cranes, and other material-handling machinery, was the largest detractor in the portfolio as the company reported weak earnings and reduced 2014 guidance. Despite the near-term issues, we find Terex’s challenges to be cyclical in nature and thus temporary.

Shares of construction and engineering firm KBR also slid. The company continued to suffer from several problem contracts and weak order growth, especially in the service segment, which we believe will normalize over time. It has $1 billion of net cash on its balance sheet, which provides significant downside protection. We took the opportunity to add to our energy positions as oil prices fell and added to Terex and KBR on weakness as well.

Electronics manufacturer Flextronics International, the portfolio’s top contributor, moved higher. Management reiterated its strategies to move the company away from high-volume consumer products and toward better opportunities (and profitability) in the form of high-touch contracts with nontraditional customers. It also indicated that it remains committed

11

to restructuring so it can limit structural costs as it closes down factories to achieve margin goals.

Our holdings are concentrated in a number of high-quality but discounted cyclical stocks, with significant exposure to attractively valued financials, consumer discretionary, and technology. Within financials, we have a high degree of exposure to the insurance sector. The profitability of these companies is healthy and in line with history, and they are trading at historically low valuations.

Advertising companies have had to contend with lower demand for their services in a post-financial-crisis period of corporate austerity; this has depressed their valuations, and we have invested in a number of them.

High-dividend-paying companies with less-cyclical earnings profiles, such as utilities, REITs, and pharmaceuticals, trade at premium valuations and thus have little representation in our deep-value portfolio. We expect the portfolio to benefit as this valuation gap normalizes over time.

12

Selected Value Fund

Fund Profile
As of October 31, 2014

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	124	571	3,756
Median Market Cap	$9.5B	$10.2B	$47.3B
Price/Earnings Ratio	15.6x	21.6x	20.4x
Price/Book Ratio	1.7x	1.8x	2.7x
Return on Equity	13.0%	11.0%	17.8%
Earnings Growth Rate	12.9%	12.4%	15.7%
Dividend Yield	2.2%	2.1%	1.9%
Foreign Holdings	5.1%	0.0%	0.0%
Turnover Rate	18%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.44%	—	—
30-Day SEC Yield	1.65%	—	—
Short-Term Reserves	7.5%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	10.9%	9.9%	12.5%
Consumer Staples	3.9	3.3	8.3
Energy	9.9	4.8	8.5
Financials	29.4	32.8	17.7
Health Care	9.3	9.6	13.9
Industrials	19.4	9.4	11.3
Information
Technology	10.2	10.6	18.8
Materials	3.6	6.9	3.6
Telecommunication
Services	0.0	0.3	2.2
Utilities	3.4	12.4	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.88	0.89
Beta	0.91	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Micron Technology Inc.	Semiconductors	2.9%
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.5
Omnicare Inc.	Health Care Services	2.3
Royal Caribbean Cruises	Hotels Resorts &
Ltd.	Cruise Lines	2.2
Host Hotels & Resorts
Inc.	Specialized REITs	2.1
Cardinal Health Inc.	Health Care
	Distributors	2.1
Discover Financial
Services	Consumer Finance	2.1
Delphi Automotive plc	Auto Parts &
	Equipment	2.0
Stanley Black & Decker
Inc.	Industrial Machinery	2.0
CIT Group Inc.	Regional Banks	1.9
Top Ten		22.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated June 9, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratio was 0.41%.

13

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Selected Value Fund*	11.02%	17.69%	10.06%	$26,071
••••••••	Russell Midcap Value Index	16.18	19.19	10.29	26,629
– – – –	Mid-Cap Value Funds Average	12.20	16.69	8.88	23,424
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

14

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	13.63%	16.74%	10.17%

15

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (90.6%)[1]
Consumer Discretionary (12.6%)
	Hanesbrands Inc.	2,421,300	255,713
	Royal Caribbean
	Cruises Ltd.	3,289,325	223,575
	Delphi Automotive plc	2,976,500	205,319
	L Brands Inc.	2,599,200	187,454
2	SeaWorld
	Entertainment Inc.	5,267,100	101,339
	Meredith Corp.	1,340,400	69,888
	Lamar Advertising Co.
	Class A	752,150	38,849
*	News Corp. Class A	2,298,100	35,575
	Interpublic Group of
	Cos. Inc.	1,700,450	32,972
	Omnicom Group Inc.	360,700	25,920
	Dana Holding Corp.	1,259,850	25,777
	Staples Inc.	2,031,400	25,758
*	TRW Automotive
	Holdings Corp.	226,140	22,919
	Kohl’s Corp.	191,125	10,363
*	News Corp. Class B	643,700	9,688
	International Game
	Technology	506,350	8,299
*	Murphy USA Inc.	60,000	3,438
			1,282,846
Consumer Staples (3.3%)
	Reynolds American Inc.	2,734,200	172,008
	Lorillard Inc.	2,492,500	153,289
	Kellogg Co.	199,400	12,754
			338,051
Energy (7.1%)
	Murphy Oil Corp.	2,441,325	130,342
*	WPX Energy Inc.	6,469,194	123,691
	Golar LNG Ltd.	1,739,608	97,609
	Helmerich & Payne Inc.	904,900	78,564
^	Seadrill Ltd.	3,382,000	77,786
	Noble Corp. plc	3,160,316	66,114
	Superior Energy
	Services Inc.	1,346,525	33,865

			Market
			Value
		Shares	($000)
	Baker Hughes Inc.	491,750	26,043
	Tidewater Inc.	556,400	20,515
	Peabody Energy Corp.	1,738,700	18,135
	Rowan Cos. plc Class A	730,525	17,730
	Nabors Industries Ltd.	735,000	13,120
	Valero Energy Corp.	237,000	11,871
*,^	Paragon Offshore plc	870,105	4,237
			719,622
Financials (27.6%)
	Host Hotels &
	Resorts Inc.	9,118,800	212,559
	Discover Financial
	Services	3,296,000	210,219
	CIT Group Inc.	3,880,300	189,863
	Capital One
	Financial Corp.	2,261,600	187,193
	Fifth Third Bancorp	8,793,975	175,791
	Ameriprise Financial Inc.	1,346,800	169,926
	XL Group plc Class A	4,937,651	167,288
	Navient Corp.	6,686,996	132,269
	New York Community
	Bancorp Inc.	8,059,600	128,551
*	Genworth Financial Inc.
	Class A	8,969,692	125,486
	Willis Group Holdings plc	3,029,475	122,785
	People’s United
	Financial Inc.	7,696,800	112,527
	First Niagara
	Financial Group Inc.	11,362,000	85,101
	CNA Financial Corp.	2,165,344	84,622
	Validus Holdings Ltd.	2,123,775	84,484
	Corporate Office
	Properties Trust	2,881,600	78,783
	Unum Group	2,348,890	78,594
	Everest Re Group Ltd.	429,037	73,215
	SLM Corp.	4,618,000	44,102
	Progressive Corp.	1,194,000	31,533
	American National
	Insurance Co.	254,722	29,059
	Axis Capital Holdings Ltd.	516,625	24,870

16

Selected Value Fund

			Market
			Value
		Shares	($000)
	Voya Financial Inc.	627,465	24,628
	Invesco Ltd.	465,650	18,845
	Legg Mason Inc.	348,300	18,112
	Hospitality Properties Trust	583,800	17,286
	EPR Properties	239,975	13,463
	Webster Financial Corp.	416,775	13,062
	Primerica Inc.	255,159	13,051
	Assurant Inc.	190,820	13,018
	Synovus Financial Corp.	509,996	12,933
	Endurance Specialty
	Holdings Ltd.	219,125	12,698
	Hartford Financial
	Services Group Inc.	313,800	12,420
	Symetra Financial Corp.	521,850	12,368
	Allstate Corp.	189,275	12,274
	Regions Financial Corp.	1,221,700	12,131
	KeyCorp	916,525	12,098
	PartnerRe Ltd.	103,700	11,997
	Comerica Inc.	245,475	11,719
	Citizens Financial
	Group Inc.	428,100	10,112
			2,801,035
Health Care (8.2%)
	Omnicare Inc.	3,448,200	229,616
	Cardinal Health Inc.	2,690,400	211,143
	Cigna Corp.	1,891,707	188,357
	St. Jude Medical Inc.	2,331,700	149,625
	Becton Dickinson and Co.	212,175	27,307
*	WellCare Health Plans Inc.	210,700	14,300
	Aetna Inc.	152,500	12,583
			832,931
Industrials (14.8%)
	Stanley Black &
	Decker Inc.	2,177,800	203,929
	Joy Global Inc.	3,192,000	167,995
	Eaton Corp. plc	2,338,800	159,950
	SPX Corp.	1,489,000	141,142
*	AerCap Holdings NV	3,103,782	134,518
	Owens Corning	4,003,052	128,338
	KBR Inc.	6,031,175	115,075
*	Spirit AeroSystems
	Holdings Inc. Class A	2,480,707	97,591
*	JetBlue Airways Corp.	7,189,729	82,969
	Xylem Inc.	1,942,700	70,637
*	Air France-KLM ADR	7,538,085	64,149
	Parker-Hannifin Corp.	272,375	34,600
	Terex Corp.	1,135,750	32,675
*	AECOM Technology Corp.	583,545	18,994
	Masco Corp.	724,550	15,991
	Regal-Beloit Corp.	185,400	13,158
	Actuant Corp. Class A	394,875	12,514
	Con-way Inc.	256,993	11,146
			1,505,371

			Market
			Value
		Shares	($000)
Information Technology (10.0%)
*	Micron Technology Inc.	8,980,588	297,168
	Total System
	Services Inc.	5,576,278	188,422
	CA Inc.	6,314,900	183,511
*	Ingram Micro Inc.	4,615,009	123,867
	Avnet Inc.	1,043,966	45,151
*	Celestica Inc.	3,156,955	34,663
*	ON Semiconductor Corp.	4,119,120	34,147
*	Arrow Electronics Inc.	503,625	28,636
*	Flextronics
	International Ltd.	2,423,850	25,984
	Corning Inc.	971,150	19,841
	Jabil Circuit Inc.	914,900	19,167
*	Tech Data Corp.	213,859	12,772
			1,013,329
Materials (2.9%)
^	Yamana Gold Inc.	18,850,141	75,024
*	CRH plc ADR	3,251,000	72,855
	Rockwood Holdings Inc.	942,087	72,456
*	Kinross Gold Corp.	19,633,291	42,212
	Ashland Inc.	119,075	12,868
*	New Gold Inc.	3,474,470	12,508
*	Coeur Mining Inc.	825,000	3,052
			290,975
Other (0.3%)
3	Vanguard Mid-Cap
	Value ETF	334,800	29,436

Utilities (3.8%)
	Pinnacle West
	Capital Corp.	2,356,100	144,829
	Xcel Energy Inc.	3,609,737	120,818
	CenterPoint Energy Inc.	2,595,717	63,725
	Exelon Corp.	702,296	25,697
	NRG Energy Inc.	796,234	23,871
	FirstEnergy Corp.	122,442	4,572
			383,512
Total Common Stocks
(Cost $6,940,837)			9,197,108
Temporary Cash Investments (9.4%)[1]
Money Market Fund (9.3%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.114%	942,982,019	942,982

17

Selected Value Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
6	Fannie Mae Discount
	Notes, 0.080%, 11/5/14	1,000	1,000
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.038%, 11/19/14	5,000	5,000
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.045%, 11/21/14	300	300
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.060%, 12/31/14	1,600	1,600
6,[8]	Freddie Mac Discount
	Notes, 0.075%, 2/3/15	2,000	1,999
			9,899
Total Temporary Cash Investments
(Cost $952,881)			952,881
Total Investments (100.0%)
(Cost $7,893,718)			10,149,989
Other Assets and Liabilities (0.0%)
Other Assets			107,954
Liabilities[5]			(104,652)
			3,302
Net Assets (100%)
Applicable to 344,249,299 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			10,153,291
Net Asset Value Per Share			$29.49

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,400,800
Undistributed Net Investment Income	96,293
Accumulated Net Realized Gains	399,089
Unrealized Appreciation (Depreciation)
Investment Securities	2,256,271
Futures Contracts	838
Net Assets	10,153,291

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $23,318,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 92.3% and 7.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $25,707,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $7,299,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1]	171,303
Interest	1,173
Securities Lending	507
Total Income	172,983
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,694
Performance Adjustment	1,152
The Vanguard Group—Note C
Management and Administrative	14,877
Marketing and Distribution	1,765
Custodian Fees	93
Auditing Fees	33
Shareholders’ Reports	146
Trustees’ Fees and Expenses	14
Total Expenses	36,774
Expenses Paid Indirectly	(430)
Net Expenses	36,344
Net Investment Income	136,639
Realized Net Gain (Loss)
Investment Securities Sold	409,107
Futures Contracts	38,290
Realized Net Gain (Loss)	447,397
Change in Unrealized Appreciation (Depreciation)
Investment Securities	268,700
Futures Contracts	(8,424)
Change in Unrealized Appreciation (Depreciation)	260,276
Net Increase (Decrease) in Net Assets Resulting from Operations	844,312
1 Dividends are net of foreign withholding taxes of $473,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	136,639	91,650
Realized Net Gain (Loss)	447,397	384,477
Change in Unrealized Appreciation (Depreciation)	260,276	1,206,948
Net Increase (Decrease) in Net Assets Resulting from Operations	844,312	1,683,075
Distributions
Net Investment Income	(86,230)	(90,598)
Realized Capital Gain	(318,790)	—
Total Distributions	(405,020)	(90,598)
Capital Share Transactions
Issued	3,609,195	1,708,267
Issued in Lieu of Cash Distributions	371,698	81,500
Redeemed	(1,285,461)	(700,802)
Net Increase (Decrease) from Capital Share Transactions	2,695,432	1,088,965
Total Increase (Decrease)	3,134,724	2,681,442
Net Assets
Beginning of Period	7,018,567	4,337,125
End of Period[1]	10,153,291	7,018,567
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $96,293,000 and $56,037,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Selected Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.07	$21.01	$18.81	$17.73	$14.78
Investment Operations
Net Investment Income	.415	.395	.405	.334	.250
Net Realized and Unrealized Gain (Loss)
on Investments	2.555	7.105	2.122	1.037	2.941
Total from Investment Operations	2.970	7.500	2.527	1.371	3.191
Distributions
Dividends from Net Investment Income	(. 330)	(. 440)	(. 327)	(. 291)	(. 241)
Distributions from Realized Capital Gains	(1.220)	—	—	—	—
Total Distributions	(1.550)	(.440)	(.327)	(. 291)	(. 241)
Net Asset Value, End of Period	$29.49	$28.07	$21.01	$18.81	$17.73

Total Return[1]	11.02%	36.43%	13.64%	7.74%	21.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,153	$7,019	$4,337	$3,956	$3,639
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.43%	0.38%	0.45%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.70%	2.00%	1.74%	1.52%
Portfolio Turnover Rate	18%	27%	18%	25%	22%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, (0.03%), 0.04%, and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts each represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

22

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Selected Value Fund

B. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and beginning March 2014, Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index. In accordance with the advisory contract entered into with Pzena Investment Management, LLC, beginning February 1, 2015, the investment advisory fee will be subject to quarterly adjustments based on performance since April 30, 2014, relative to the Russell Midcap Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $1,152,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $997,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2014, these arrangements reduced the fund’s expenses by $430,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,197,108	—	—
Temporary Cash Investments	942,982	9,899	—
Futures Contracts—Assets[1]	1,791	—	—
Total	10,141,881	9,899	—
1 Represents variation margin on the last day of the reporting period.

24

Selected Value Fund

F. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	December 2014	692	97,946	(484)
E-mini S&P 500 Index	December 2014	584	58,733	1,125
E-mini Russell 2000 Index	December 2014	122	14,286	197
				838

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $10,153,000 from undistributed net investment income, and $32,070,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $138,766,000 of ordinary income and $367,491,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $7,894,861,000. Net unrealized appreciation of investment securities for tax purposes was $2,255,128,000, consisting of unrealized gains of $2,695,945,000 on securities that had risen in value since their purchase and $440,817,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2014, the fund purchased $3,808,781,000 of investment securities and sold $1,465,116,000 of investment securities, other than temporary cash investments.

25

Selected Value Fund

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	125,298	68,780
Issued in Lieu of Cash Distributions	13,610	3,922
Redeemed	(44,653)	(29,178)
Net Increase (Decrease) in Shares Outstanding	94,255	43,524

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
SeaWorld Entertainment Inc.	—	114,674	—	1,106	—	101,339
Vanguard Mid-Cap Value ETF	—	54,942	30,020	477	—	29,436
Vanguard Market Liquidity Fund	825,393	NA2	NA [2]	1,159	—	942,982
Total	825,393			2,742	—	1,073,757
1 Includes net realized gain (loss) on affiliated investment securities sold of $1,126,000.
2 Not applicable—Purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2014

Special 2014 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $348,134,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $86,230,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 69.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.02%	17.69%	10.06%
Returns After Taxes on Distributions	9.60	17.15	9.30
Returns After Taxes on Distributions and Sale of Fund Shares	7.26	14.36	8.19

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,030.04	$2.05
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122014

Annual Report | October 31, 2014

Vanguard Global Minimum Volatility Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Period Ended October 31, 2014
Returns
Since Inception
Vanguard Global Minimum Volatility Fund
Investor Shares (Inception: 12/12/2013)	14.37%
Admiral™ Shares (Inception: 12/12/2013)	14.42
FTSE Global All Cap Index (USD Hedged)	11.66
Global Funds Average	5.83
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
Inception Through October 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Global Minimum Volatility Fund
Investor Shares	$10.00	$11.41	$0.024	$0.000
Admiral Shares	20.00	22.83	0.048	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Global Minimum Volatility Fund aims to give investors global equity exposure with a relatively smoother ride than they would experience by investing in the global stock market as a whole. The fund is off to a good start in its first 10½ months.

From its December 12, 2013, inception through October 31, 2014, the fund delivered annualized daily volatility of about 7%, compared with about 9% for its benchmark, the FTSE Global All Cap Index (USD Hedged). We measure volatility using a statistic called standard deviation, which calculates the degree to which the fund’s return in a given period varies from its average return.

For the partial fiscal year, the Global Minimum Volatility Fund’s total return was 14.37% for Investor Shares (14.42% for Admiral Shares), ahead of the 11.66% return of its benchmark and the 5.83% average return of its global fund peers. However, as in comparisons with the benchmark index, your fund’s return relative to the peer-group average tells only part of the story. The vast majority of peer funds don’t follow an investment strategy that is focused on reducing volatility—which includes managing the foreign currency exposure that arises for U.S. investors who own stocks that trade in international markets.

A more appropriate indicator of your fund’s success, given its particular investment objective, is its risk-adjusted return—its

2

return divided by the standard deviation of its returns. Think of it as a measure of return earned per unit of risk taken. As I noted in my April letter, the fund will provide strong value to investors if its risk-adjusted return is above that of the market. For the partial fiscal year, your fund’s risk-adjusted return was 2.1, compared with 1.3 for its benchmark index. Although this is too short a period to draw conclusions, we’re encouraged that the fund’s performance is consistent with our expectations.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks during most of the period against a bleaker backdrop that included tensions in the Middle East and Ukraine. But in the first two weeks of October, stocks declined sharply as investors reacted to more apparent weakness in the global economy, especially the slowdown in China and the increased threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced in late October that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

record highs. International stocks didn’t fare as well. Emerging markets posted a modest 12-month advance, while the developed markets of Europe and the Pacific region slipped.

Bonds posted mixed results as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns were strong despite many analysts’ expectations that already low yields wouldn’t decline further. Even as the Fed began steadily reducing its bond purchases in January, prices rose, and the yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD, hedged) returned more than 6%, outperforming the broad U.S. bond market. The value of some foreign currencies, such

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.30%	0.20%	1.44%
The fund expense ratios shown are from the prospectus dated December 12, 2013, and represent estimated costs for the current fiscal period. For the fiscal period from inception through October 31, 2014, the fund’s annualized expense ratios were 0.30% for Investor Shares and 0.20% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Global Funds.

4

as the Japanese yen, significantly weakened relative to the U.S. dollar during the 12 months. As a result, for dollar-based investors, the return of the unhedged version of the index was negative—highlighting the importance of hedging to minimize the impact of currency fluctuations on returns.

The fund tries to tame the path in pursuit of global stock returns
We offer the Global Minimum Volatility Fund for investors who want a less bumpy ride while still participating in the potential returns of stocks, which have historically outperformed bonds over the long term. By trying to moderate volatility, the fund seeks to temper some of the market turbulence that can prompt investors to abandon stocks during periods of duress.

Our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses) and trail it in strong bull markets. Of course, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

Vanguard Equity Investment Group, through its Quantitative Equity Group (QEG), uses quantitative models to evaluate all the stocks in nearly 50 developed and emerging

‘Low’ or ‘minimum’ volatility: What’s in a name?

When it comes to the name of a mutual fund, there can be more—or less—than meets the eye.

Consider funds branded as “low” or “minimum” volatility. There’s an important distinction between these investment strategies that isn’t made apparent by labeling alone, as the terms are often used interchangeably in product names and investment literature.

Both seek to provide stock returns with a smoother ride than the market they invest in, but they use different tools. “Low” volatility is a simple strategy of rank-ordering a universe of stocks typically based on a single measure of past volatility, then selecting a pre-set percentage of those stocks for a portfolio. This can lead to concentration risk because constraints on industry or sector weights aren’t generally applied.

“Minimum” volatility is a more sophisticated strategy that focuses on various factors that drive a portfolio’s volatility, including estimates of correlation (how stocks move in relation to each other). Vanguard’s Quantitative Equity Group uses this approach in managing your fund.
The team also applies portfolio constraints to manage unintended exposures such as sector overweights that could have a big impact on performance.

As with any investment, Vanguard recommends that you look under the hood to know what you own and why you own it.

5

countries represented in the benchmark. Your advisor’s selection process includes estimates of expected returns and cross-correlations between securities. (See the box on page 5 for more on this.) Over time, the advisor expects to invest about half the fund’s assets in the stocks of U.S. companies and half in those of foreign companies.

Because this is an actively managed fund, you can expect that country and sector weightings will differ from those of the benchmark index. For example, during the period, the fund’s stakes in each of three sectors—energy, financials, and materials—were about 4 percentage points lighter, on average, than those in the benchmark. QEG imposes a set of constraints to prevent concentrated exposure to any single country or industry; this helps to ensure portfolio diversification and liquidity (the ability to readily trade into and out of holdings).

To minimize volatility for U.S.-based investors, the advisor also uses currency contracts to try to eliminate the impact of changes in exchange rates between foreign currencies and the U.S. dollar. Typically, however, some currency exposure will remain. During the period, hedging of currency exposure helped reduce the “noise” arising from the strengthening of the dollar relative to many major currencies. Of course, although this strategy reduces the absolute volatility of the fund, it should not be expected to materially affect the fund’s performance relative to its benchmark, which is similarly hedged.

For more on QEG’s investment strategy and process, please see the Advisor’s Report that follows this letter.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit an especially rough patch late in the fiscal year, as I noted earlier. Global stock markets stumbled in the first half of October, then rebounded dramatically, undoubtedly leaving many investors feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

6

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

And with the addition of the Global Minimum Volatility Fund to Vanguard’s lineup, our investors have another option to help them stay the course and maintain a balanced and diversified portfolio. For long-term investors seeking equity-like returns with more muted ups and downs—and who can accept the risk that this active fund may significantly underperform or outperform the broad market at times—the fund can potentially play a very useful role.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 19, 2014

7

Advisor’s Report

We are pleased to present the annual Advisor’s Report for Vanguard Global Minimum Volatility Fund, which opened for investment on December 12, 2013. The fund posted strong results for the partial fiscal year ended October 31, 2014, with a total return of 14.37% for Investor Shares and an annualized daily volatility of 6.97%. By comparison, its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 11.66% with an annualized daily volatility of 8.79%. (Just a bit of math: To get the annualized daily volatility, we calculate the standard deviation of daily returns, then multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective and strategy
Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, when the fund’s volatility was about 20% less than that of its benchmark, on average.

It is important to mention that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing spikes in volatility, you should expect this fund’s volatility to rise as well—just not by the same magnitude. For example, on June 30 (when market volatility as a whole was low), the fund produced a rolling 20-day annualized volatility of 3.7%, compared with the benchmark’s 4.0%. At the end of the fiscal year on October 31 (when volatility as a whole had shifted upward), the fund produced a rolling 20-day annualized volatility of 10.7%, more than 3 percentage points below the benchmark’s 14.2%.

While we recognize that equity-like returns are also an important outcome of an investment in this fund, achieving a total return higher than the benchmark’s is not an explicit objective of our approach. With this in mind, we believe it is reasonable to expect the fund to outperform in many down markets and to underperform in some strong bull markets.

Over the long term, we think an acceptable comparative performance measure is the fund’s risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. For the fund’s first 10½ months—admittedly a relatively short time for comparison—the risk-adjusted return was 2.06, compared with 1.33 for the benchmark.

To construct a portfolio to meet our objectives, we incorporate quantitative models that evaluate a variety of equity factors that drive a portfolio’s volatility—such as a company’s market capitalization and its value or growth orientation—in addition to estimates of stocks’ correlation. (Correlation measures how the returns of stocks move in relation to each other.)

When building our portfolio, we apply constraints to reduce stock, sector, and country concentration risk. These constraints, which allow for broader diversification and liquidity, reduce

8

unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,600 stocks in the FTSE index, we construct a portfolio of approximately 350 stocks.

We would also like to draw attention to our treatment of currency exposure in this fund. Owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. A portfolio built using an optimization process that focuses on volatilities based on stock returns in an investor’s home currency will tend to overweight exposures to that currency. Instead, we seek to avoid such currency-specific exposures by using an optimization process that focuses on equity volatilities and correlations measured in local currency terms. Then we use foreign currency forward contracts to hedge the resulting currency exposure for U.S. investors. We believe our approach can further reduce the volatility of the portfolio overall in the long run.

The investment environment
Global equities provided solid returns for the period. The North American equity market continued to outpace other developed and emerging markets. Performance within the fund’s benchmark was broad-based as all ten sectors generated positive returns. Results were best in health care, utilities, and information technology.

Part of the ongoing strength in the equity markets can be attributed to the still-accommodative policies of central banks, coupled with lower volatility across financial markets. In the beginning of July, the Chicago Board Options Exchange Volatility Index (VIX) registered 10.3, its lowest level in five years. Volatility began to head back up in August and peaked at 26.5 in mid-October before trending down to levels below its long-term average.

The U.S. labor market further recovered as the unemployment rate fell in October to 5.8%, the lowest since July 2008. Employers added at least 200,000 jobs in each of the nine months through October, the longest such stretch since 1995. In addition, personal income levels have expanded and savings rates have dropped slightly, indicating that consumers may be spending more. GDP growth recovered in the second quarter from a disappointing first quarter, and both manufacturing and nonmanufacturing activity indexes have been moving higher. That said, many factors could still affect the markets in the coming months—including the October end to the Federal Reserve’s bond purchase program, the widening trade deficit, speculation about when interest rates will rise, and geopolitical uncertainties across the globe.

The fund’s successes and shortfalls
The fund met its lower-volatility objective even as market volatility ranged from a five-year low to higher than average. Various exposures and correlation diversification effects helped reduce our overall volatility. Looking at sectors, on average we were overweighted in the less volatile utilities and consumer staples sectors and underweighted in two of the benchmark’s more volatile sectors, information technology and energy. However, our overweight

9

allocation to the more volatile health care sector modestly held back results, as did some of our positions in materials.

Among countries, we were overweighted in some of the benchmark’s less volatile ones, including Singapore, Canada, and Switzerland. Underweight allocations to countries that were more volatile over the period, such as Japan and Spain, also helped.

Our approach to portfolio construction paid off in both volatility reduction and relative performance. Going forward, we remain confident in our ability to produce less volatile returns that are comparable with those of the benchmark on a risk-adjusted basis. But as for total return, we caution that the expectation for higher absolute returns, like those produced by our minimum volatility approach over this period, should be tempered. As we’ve noted, a strategy such as this can reward or fall short of investor expectations over shorter periods. With this in mind, we find that focusing on the portfolio’s long-term risk-adjusted returns relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

November 19, 2014

10

Global Minimum Volatility Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.30%	0.20%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	368	7,538
Median Market Cap	$7.6B	$34.7B
Price/Earnings Ratio	21.4x	18.6x
Price/Book Ratio	2.3x	2.1x
Return on Equity	16.5%	16.2%
Earnings Growth
Rate	8.7%	13.7%
Dividend Yield	2.8%	2.4%
Turnover Rate	49%	—
Short-Term Reserves	0.9%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Consumer Discretionary	12.5%	11.9%
Consumer Staples	13.1	8.9
Energy	4.0	8.4
Financials	17.4	22.0
Health Care	14.0	11.1
Industrials	11.9	11.6
Information Technology	9.4	13.3
Materials	2.4	5.9
Telecommunication Services	7.7	3.5
Utilities	7.6	3.4

Ten Largest Holdings (% of total net assets)
CACI International Inc.	IT Consulting &
	Other Services	1.6%
Church & Dwight Co.
Inc.	Household Products	1.5
Clorox Co.	Household Products	1.4
Covanta Holding Corp.	Environmental &
	Facilities Services	1.4
Henry Schein Inc.	Health Care
	Distributors	1.4
BCE Inc.	Integrated
	Telecommunication
	Services	1.4
Capitol Federal Financial	Thrifts & Mortgage
Inc.	Finance	1.2
Altria Group Inc.	Tobacco	1.2
CLP Holdings Ltd.	Electric Utilities	1.2
Hudson Pacific
Properties Inc.	Office REITs	1.2
Top Ten		13.5%

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 12, 2013, and represent estimated costs for the current fiscal period. For the period from inception through October 31, 2014, the annualized expense ratios were 0.30% for Investor Shares and 0.20% for Admiral Shares.

11

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	6.7%	7.2%
Switzerland	3.3	2.9
Germany	2.8	2.8
Netherlands	1.4	0.9
Denmark	1.0	0.5
Other	2.5	7.4
Subtotal	17.7%	21.7%
Pacific
Australia	5.4%	2.7%
Hong Kong	5.3	1.3
Japan	4.6	7.7
South Korea	2.9	1.5
Singapore	1.1	0.6
Other	0.0	0.1
Subtotal	19.3%	13.9%
Emerging Markets
India	2.1%	1.0%
Brazil	1.8	1.1
Taiwan	1.7	1.5
Mexico	1.0	0.5
Other	2.0	5.2
Subtotal	8.6%	9.3%
North America
United States	47.0%	51.3%
Canada	7.0	3.6
Subtotal	54.0%	54.9%
Middle East	0.4%	0.2%

12

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2014
Initial Investment of $10,000

		Total Returns
		Period Ended October 31, 2014
		Since	Final Value
		Inception	of a $10,000
		(12/12/2013)	Investment
	Global Minimum Volatility
	Fund*Investor Shares	14.37%	$11,437
	FTSE Global All Cap Index (USD
	Hedged)	11.66	11,166
– – – –	Global Funds Average	5.83	10,583
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $50,000
	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral Shares	14.42%	$57,209
FTSE Global All Cap Index (USD Hedged)	11.66	55,829
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Global Minimum Volatility Fund

Fiscal-Period Total Returns (%): December 12, 2013, Through October 31, 2014

Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Investor Shares	12/12/2013	10.56%
Admiral Shares	12/12/2013	10.71

14

Global Minimum Volatility Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.3%)[1]
Australia (5.1%)
Telstra Corp. Ltd.	1,083,888	5,383
Transurban Group	608,582	4,374
Wesfarmers Ltd.	105,181	4,101
BWP Trust	796,405	1,771
DUET Group	720,084	1,561
Sonic Healthcare Ltd.	78,338	1,292
ASX Ltd.	36,272	1,152
Woodside Petroleum Ltd.	32,208	1,141
Harvey Norman
Holdings Ltd.	288,503	967
Abacus Property Group	307,286	732
Charter Hall Retail REIT	191,055	686
AGL Energy Ltd.	29,549	354
JB Hi-Fi Ltd.	16,273	224
Amcom
Telecommunications Ltd.	95,223	187
Sydney Airport	43,331	169
Origin Energy Ltd.	10,733	135
GPT Group	20,643	75
Invocare Ltd.	6,500	70
Coca-Cola Amatil Ltd.	5,801	47
		24,421
Belgium (0.7%)
Sofina SA	11,583	1,255
Elia System Operator
SA/NV	23,212	1,152
Cofinimmo SA	4,692	545
UCB SA	2,802	226
Belgacom SA	1,504	57
Colruyt SA	800	36
bpost SA	789	20
		3,291
Brazil (1.7%)
Embraer SA ADR	70,400	2,720
Telefonica Brasil SA ADR	93,700	1,915

			Market
			Value•
		Shares	($000)
	Ultrapar Participacoes
	SA ADR	75,600	1,641
	BRF SA ADR	48,500	1,263
	Cia Brasileira de
	Distribuicao ADR	10,700	447
	Gerdau SA ADR	52,500	238
	CPFL Energia SA ADR	1,000	15
			8,239
Canada (6.9%)
	BCE Inc.	148,500	6,594
	Emera Inc.	123,750	4,160
^	Fortis Inc.	116,500	3,796
^	Canadian Tire Corp. Ltd.
	Class A	26,500	2,905
	Manitoba Telecom
	Services Inc.	90,200	2,378
	TELUS Corp.	50,300	1,803
	TransCanada Corp.	30,600	1,508
^	Cineplex Inc.	38,200	1,439
	Dollarama Inc.	12,300	1,081
	Thomson Reuters Corp.	28,700	1,068
^	Parkland Fuel Corp.	45,600	892
^	Shaw Communications Inc.
	Class B	32,600	837
	Toronto-Dominion Bank	13,800	679
	Gibson Energy Inc.	17,900	521
^	Corus Entertainment Inc.
	Class B	27,300	502
	Intact Financial Corp.	6,600	442
	Loblaw Cos. Ltd.	7,900	412
	National Bank of Canada	8,400	393
	Aimia Inc.	23,500	339
^	Extendicare Inc.	42,000	304
	Bonterra Energy Corp.	5,000	225
	George Weston Ltd.	2,000	163
	RONA Inc.	13,000	159
	Calloway REIT	2,000	49
			32,649

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
Chile (0.3%)
	Cia Cervecerias Unidas
	SA ADR	29,000	618
	Enersis SA ADR	36,100	570
	Banco Santander Chile ADR	2,000	42
			1,230
China (0.3%)
	China Mobile Ltd. ADR	22,800	1,416

Denmark (1.0%)
	TDC A/S	234,302	1,789
*	Topdanmark A/S	27,823	886
*	William Demant Holding A/S	11,062	839
	Tryg A/S	4,413	477
*	Royal UNIBREW	1,957	320
	ALK-Abello A/S	2,012	226
	Matas A/S	7,170	158
			4,695
France (0.3%)
	BioMerieux	7,524	794
	Sodexo	5,000	482
	Orpea	2,015	123
			1,399
Germany (2.6%)
	Rhoen Klinikum AG	94,714	2,821
	Fresenius Medical Care
	AG & Co. KGaA	37,230	2,731
	Fielmann AG	39,184	2,556
*	Sky Deutschland AG	289,911	2,448
	Fresenius SE & Co. KGaA	19,817	1,020
	MAN SE	5,556	633
	Celesio AG	7,750	255
*	Rhoen-Klinikum AG Tender
	Rights Expire 11/14/2014	94,714	80
			12,544
Hong Kong (5.2%)
	CLP Holdings Ltd.	670,000	5,768
	Yuexiu REIT	6,296,000	3,123
	Tingyi Cayman Islands
	Holding Corp.	900,000	2,258
	Chow Tai Fook Jewellery
	Group Ltd.	1,427,600	2,013
	Hang Seng Bank Ltd.	100,500	1,703
	Want Want China
	Holdings Ltd.	999,000	1,381
	Hopewell Highway
	Infrastructure Ltd.	2,375,000	1,148
	Uni-President China
	Holdings Ltd.	1,199,000	1,108
	Television Broadcasts Ltd.	192,700	1,055
*,2	WH Group Ltd.	1,512,000	989
	Towngas China Co. Ltd.	691,000	725
	VTech Holdings Ltd.	56,600	709

			Market
			Value•
		Shares	($000)
	China Mengniu Dairy
	Co. Ltd.	160,000	706
	Sun Art Retail Group Ltd.	378,250	406
	TCC International
	Holdings Ltd.	922,000	373
	Li & Fung Ltd.	216,000	265
*	Microport Scientific Corp.	492,000	249
	Prosperity REIT	547,000	183
	Road King Infrastructure Ltd.	201,000	175
	Chow Sang Sang Holdings
	International Ltd.	20,000	50
	Parkson Retail Group Ltd.	140,000	41
	Hopewell Holdings Ltd.	10,000	35
	APT Satellite Holdings Ltd.	23,500	34
			24,497
India (2.0%)
	Dr Reddy’s Laboratories
	Ltd. ADR	105,200	5,501
	Infosys Ltd. ADR	47,500	3,176
	HDFC Bank Ltd. ADR	7,000	367
2	Reliance Industries Ltd. GDR	10,151	329
	Wipro Ltd. ADR	14,100	172
			9,545
Indonesia (0.1%)
	Telekomunikasi Indonesia
	Persero Tbk PT ADR	15,400	698

Israel (0.4%)
	Paz Oil Co. Ltd.	5,690	811
	Cellcom Israel Ltd.
	(Registered)	28,069	285
	Ituran Location and
	Control Ltd.	10,962	220
	Delek Automotive
	Systems Ltd.	19,918	202
	Bezeq The Israeli
	Telecommunication
	Corp. Ltd.	92,875	158
*	Bank Leumi Le-Israel BM	38,674	138
	Reit 1 Ltd.	41,599	107
	Bank Hapoalim BM	2,191	11
			1,932
Italy (0.4%)
	Parmalat SPA	628,084	1,888

Japan (4.4%)
	Kagome Co. Ltd.	225,700	3,672
	Takeda Pharmaceutical
	Co. Ltd.	44,700	1,950
	Canon Inc.	59,400	1,829
	MOS Food Services Inc.	56,200	1,113
	Kappa Create Holdings
	Co. Ltd.	94,500	862
	TonenGeneral Sekiyu KK	94,000	829

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Studio Alice Co. Ltd.	61,900	794
	Ringer Hut Co. Ltd.	44,500	691
	Matsuya Foods Co. Ltd.	31,600	618
	Kisoji Co. Ltd.	32,100	557
	Fujiya Co. Ltd.	309,000	548
	Eisai Co. Ltd.	13,700	537
	Sakata Seed Corp.	33,300	491
	Earth Chemical Co. Ltd.	13,200	490
	Sawai Pharmaceutical Co. Ltd.	7,800	467
	Kasumi Co. Ltd.	42,200	405
	Daiichi Sankyo Co. Ltd.	26,600	402
	Key Coffee Inc.	27,900	401
	Keiyo Co. Ltd.	80,900	367
	Nitto Kohki Co. Ltd.	18,200	342
	Mitsubishi Tanabe
	Pharma Corp.	21,100	325
	Atom Corp.	58,100	316
	Morinaga & Co. Ltd.	128,000	281
	Sagami Chain Co. Ltd.	29,000	277
	Senshukai Co. Ltd.	34,200	275
	Rock Field Co. Ltd.	13,500	229
	Daisyo Corp.	18,000	218
	Kourakuen Corp.	15,900	201
	Saizeriya Co. Ltd.	13,500	198
	Hioki EE Corp.	11,600	179
	ST Corp.	15,900	144
	Taisei Lamick Co. Ltd.	5,800	141
	Itochu-Shokuhin Co. Ltd.	4,100	137
	Kyoto Kimono Yuzen Co. Ltd.	13,300	120
	Zensho Holdings Co. Ltd.	10,000	91
	Unicharm Corp.	3,300	77
	Kohnan Shoji Co. Ltd.	6,000	70
	Meiko Network Japan Co. Ltd.	3,500	39
	Dunlop Sports Co. Ltd.	2,000	24
			20,707
Mexico (1.0%)
	Grupo Aeroportuario del
	Pacifico SAB de CV ADR	55,100	3,755
*	Fomento Economico
	Mexicano SAB de CV ADR	5,200	501
*	Cemex SAB de CV ADR	24,500	301
	Grupo Televisa SAB ADR	5,200	188
	America Movil SAB de
	CV ADR	1,000	24
	Coca-Cola Femsa SAB de
	CV ADR	100	11
			4,780
Netherlands (1.4%)
	Reed Elsevier NV	142,682	3,288
	Wolters Kluwer NV	105,880	2,828
	Wereldhave NV	1,955	160
*	AMG Advanced
	Metallurgical Group NV	19,113	158
	Koninklijke Vopak NV	1,333	67
			6,501

		Market
		Value•
	Shares	($000)
Norway (0.6%)
Statoil ASA	67,576	1,545
Telenor ASA	19,421	437
Norsk Hydro ASA	76,380	427
Orkla ASA	29,472	225
Schibsted ASA	1,095	58
		2,692
Russia (0.8%)
MMC Norilsk Nickel OJSC
ADR (London Shares)	112,811	2,103
Surgutneftegas OAO ADR	218,525	1,440
NOVATEK OAO GDR	1,172	126
Tatneft OAO ADR	2,887	103
Uralkali OJSC GDR	5,002	89
Severstal OAO GDR	5,923	63
MMC Norilsk Nickel
OJSC ADR	3,000	56
Lukoil OAO ADR	416	20
Rosneft OAO GDR	2,430	14
		4,014
Singapore (1.1%)
Singapore Airlines Ltd.	239,000	1,843
DBS Group Holdings Ltd.	116,000	1,676
Keppel Corp. Ltd.	93,000	686
StarHub Ltd.	68,000	219
Religare Health Trust	249,000	192
Singapore Press
Holdings Ltd.	34,000	114
Oversea-Chinese Banking
Corp. Ltd.	10,148	78
Singapore
Telecommunications Ltd.	14,000	41
Singapore Post Ltd.	26,000	40
Fortune REIT	35,000	32
Ascendas REIT	16,000	28
OUE Hospitality Trust	29,000	21
Genting Singapore plc	23,000	20
CapitaMall Trust	11,000	17
		5,007
South Africa (0.3%)
* AngloGold Ashanti Ltd. ADR	150,900	1,248

South Korea (2.8%)
S-Oil Corp.	57,862	2,195
Bukwang Pharmaceutical
Co. Ltd.	95,991	1,793
Yuhan Corp.	8,929	1,475
Hankook Tire Worldwide
Co. Ltd.	50,129	1,016
* Asiana Airlines Inc.	214,920	808
Hyundai Marine & Fire
Insurance Co. Ltd.	30,245	800
Macquarie Korea
Infrastructure Fund	106,880	713
Hyundai Greenfood Co. Ltd.	41,202	704

17

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
LG Uplus Corp.	57,654	592
Green Cross Holdings Corp.	23,940	505
Korea Zinc Co. Ltd.	1,238	466
Hite Jinro Co. Ltd.	13,595	337
Ilyang Pharmaceutical
Co. Ltd.	12,612	319
POSCO Chemtech Co. Ltd.	2,217	309
GS Holdings Corp.	7,638	296
KT Corp.	7,774	239
Hyundai Department Store
Co. Ltd.	1,719	217
MegaStudy Co. Ltd.	3,000	151
Samsung Techwin Co. Ltd.	4,700	144
Halla Holdings Corp.	1,761	117
Sindoh Co. Ltd.	1,667	110
Shinsegae Co. Ltd.	540	100
* KT Corp. ADR	700	11
		13,417
Spain (0.1%)
Viscofan SA	8,941	526

Sweden (0.3%)
Swedish Match AB	26,615	865
Axfood AB	11,163	689
		1,554
Switzerland (3.3%)
Swisscom AG	9,616	5,668
Kaba Holding AG Class B	5,720	2,727
Novartis AG	26,699	2,476
Allreal Holding AG	9,242	1,223
Galenica AG	1,035	885
Novartis AG ADR	9,400	871
Siegfried Holding AG	3,851	592
Chocoladefabriken Lindt &
Sprungli AG	106	532
Alpiq Holding AG	4,043	407
Helvetia Holding AG	218	104
		15,485
Taiwan (1.7%)
Chunghwa Telecom Co.
Ltd. ADR	140,700	4,269
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	93,400	2,057
United Microelectronics
Corp. ADR	700,200	1,533
		7,859
United Kingdom (6.3%)
National Grid plc	356,213	5,281
British American
Tobacco plc	86,820	4,931
Next plc	40,667	4,198
GlaxoSmithKline plc	113,376	2,570
Centrica plc	389,626	1,888
Reed Elsevier plc	105,062	1,728

			Market
			Value•
		Shares	($000)
	Burberry Group plc	67,886	1,665
	UK Commercial Property
	Trust Ltd.	946,030	1,294
	DCC plc	20,229	1,133
	F&C Commercial Property
	Trust Ltd.	537,029	1,103
	BAE Systems plc	133,169	979
*	Compass Group plc	36,815	593
	Ultra Electronics
	Holdings plc	17,786	497
	BP plc	50,000	360
	Inmarsat plc	30,220	332
	Sage Group plc	44,831	271
	Land Securities Group plc	14,464	257
	BT Group plc	42,856	252
	British Sky Broadcasting
	Group plc	16,724	237
*	BTG plc	16,716	202
	Randgold Resources Ltd.	1,598	93
	Intu Properties plc	10,240	56
	Premier Oil plc	3,229	13
			29,933
United States (45.2%)
Consumer Discretionary (3.2%)
	Hasbro Inc.	64,000	3,682
	McDonald’s Corp.	35,400	3,318
	Cracker Barrel Old Country
	Store Inc.	26,000	2,999
	Churchill Downs Inc.	17,600	1,795
	John Wiley & Sons Inc.
	Class A	30,300	1,769
	Service Corp. International	50,400	1,102
	HSN Inc.	7,500	496
	Meredith Corp.	5,700	297
			15,458
Consumer Staples (6.1%)
	Church & Dwight Co. Inc.	95,500	6,915
	Clorox Co.	69,100	6,875
	Altria Group Inc.	120,500	5,825
	Procter & Gamble Co.	26,750	2,334
3	Wal-Mart Stores Inc.	25,350	1,933
	Philip Morris International Inc.	20,500	1,825
	Coca-Cola Co.	34,000	1,424
	J&J Snack Foods Corp.	13,100	1,350
	Kimberly-Clark Corp.	3,200	366
	McCormick & Co. Inc.	1,200	85
			28,932
Energy (0.8%)
	Chevron Corp.	12,700	1,523
	Cosan Ltd.	138,400	1,466
	World Fuel Services Corp.	21,600	891
			3,880
Financials (11.8%)
	Capitol Federal
	Financial Inc.	455,900	5,840

18

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
3	Hudson Pacific
	Properties Inc.	210,500	5,749
*	Markel Corp.	8,300	5,734
	People’s United
	Financial Inc.	343,500	5,022
	WP Carey Inc.	56,900	3,853
	Starwood Property
	Trust Inc.	136,100	3,070
	Oritani Financial Corp.	199,700	2,950
	Home Loan Servicing
	Solutions Ltd.	142,600	2,739
	TFS Financial Corp.	175,700	2,625
	Marsh & McLennan Cos. Inc.	38,000	2,066
	Colony Financial Inc.	92,600	2,063
	Capstead Mortgage Corp.	138,700	1,763
	Acadia Realty Trust	48,600	1,516
*	Beneficial Mutual
	Bancorp Inc.	102,200	1,373
	Ramco-Gershenson
	Properties Trust	68,000	1,189
	Urstadt Biddle Properties
	Inc. Class A	47,000	1,017
	Post Properties Inc.	17,300	968
	Investors Real Estate Trust	82,500	693
	Crown Castle
	International Corp.	8,800	688
	Brookline Bancorp Inc.	68,100	653
	Northwest Bancshares Inc.	41,800	536
	Sun Communities Inc.	8,700	504
	Two Harbors
	Investment Corp.	49,000	496
	Alexandria Real Estate
	Equities Inc.	5,900	490
	Camden Property Trust	5,600	429
	Universal Health Realty
	Income Trust	8,800	426
	Safety Insurance Group Inc.	6,600	412
	Dime Community
	Bancshares Inc.	25,000	394
	Equity LifeStyle
	Properties Inc.	6,800	334
	Blackstone Mortgage Trust
	Inc. Class A	8,000	223
	Retail Properties of
	America Inc.	8,200	129
	HCC Insurance Holdings Inc.	100	5
			55,949
Health Care (6.8%)
*	Henry Schein Inc.	55,200	6,626
	Zoetis Inc.	145,900	5,422
	Johnson & Johnson	37,500	4,042
	Patterson Cos. Inc.	88,700	3,824
	AmerisourceBergen Corp.
	Class A	41,000	3,502
	Omnicare Inc.	37,200	2,477
*	MEDNAX Inc.	34,400	2,147

			Market
			Value•
		Shares	($000)
*	Magellan Health Inc.	24,400	1,477
	Landauer Inc.	23,800	852
	Owens & Minor Inc.	16,300	543
	Chemed Corp.	5,200	537
*	ICU Medical Inc.	2,900	206
*	Haemonetics Corp.	4,700	177
*	LHC Group Inc.	7,000	170
	Merck & Co. Inc.	2,500	145
*	Premier Inc. Class A	800	27
			32,174
Industrials (6.8%)
	Covanta Holding Corp.	309,500	6,831
	United Parcel Service Inc.
	Class B	50,400	5,288
	Rollins Inc.	153,400	4,889
*	Stericycle Inc.	35,400	4,460
	General Dynamics Corp.	18,700	2,614
	3M Co.	16,300	2,506
	National Presto
	Industries Inc.	24,000	1,513
	Danaher Corp.	18,000	1,447
	Carlisle Cos. Inc.	15,700	1,395
	Matthews International Corp.
	Class A	22,400	1,032
	Illinois Tool Works Inc.	4,300	392
			32,367
Information Technology (6.8%)
*	CACI International Inc.
	Class A	91,500	7,529
	Amdocs Ltd.	112,300	5,339
	Jack Henry &
	Associates Inc.	77,200	4,618
	Motorola Solutions Inc.	68,600	4,425
	Paychex Inc.	57,800	2,713
	MAXIMUS Inc.	34,000	1,648
*	VeriSign Inc.	22,700	1,357
	FactSet Research
	Systems Inc.	8,900	1,170
*	InterXion Holding NV	38,900	1,063
*	Genpact Ltd.	40,800	716
	Automatic Data
	Processing Inc.	6,400	523
*	Progress Software Corp.	19,000	492
*	Check Point Software
	Technologies Ltd.	4,500	334
	Intuit Inc.	3,500	308
*	CoreLogic Inc.	4,900	154
			32,389
Materials (0.9%)
	Compass Minerals
	International Inc.	26,900	2,305
	Silgan Holdings Inc.	17,500	860
	Kaiser Aluminum Corp.	9,300	647
	AptarGroup Inc.	4,200	261
			4,073

19

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.1%)
Consolidated Communications
Holdings Inc.	18,600	482

Utilities (1.9%)
Empire District Electric Co.	97,500	2,773
3 Southern Co.	54,500	2,527
NorthWestern Corp.	27,300	1,442
Northeast Utilities	24,000	1,184
Duke Energy Corp.	7,800	641
ALLETE Inc.	8,600	449
Vectren Corp.	1,200	54
IDACORP Inc.	500	32
Portland General Electric Co.	700	25
UIL Holdings Corp.	500	21
		9,148
		214,852
Total Common Stocks
(Cost $437,016)		457,019
Temporary Cash Investment (4.6%)[1]
Money Market Fund (4.6%)
[4,5] Vanguard Market Liquidity
Fund, 0.114%
(Cost $21,885)	21,885,000	21,885
Total Investments (100.9%)
(Cost $458,901)		478,904
Other Assets and Liabilities (-0.9%)
Other Assets		14,848
Liabilities[4]		(18,940)
		(4,092)
Net Assets (100%)		474,812

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	426,722
Undistributed Net Investment Income	9,648
Accumulated Net Realized Gains	9,075
Unrealized Appreciation (Depreciation)
Investment Securities	20,003
Futures Contracts	253
Forward Currency Contracts	9,160
Foreign Currencies	(49)
Net Assets	474,812

Investor Shares—Net Assets
Applicable to 31,540,850 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	359,736
Net Asset Value Per Share—
Investor Shares	$11.41

Admiral Shares—Net Assets
Applicable to 5,040,362 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	115,076
Net Asset Value Per Share—
Admiral Shares	$22.83

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,457,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 3.3%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate value of these securities was $1,318,000, representing 0.3% of net assets.
3 Securities with a value of $3,314,000 have been segregated as initial margin for open futures contracts.
4 Includes $11,202,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Statement of Operations

December 12, 2013[1] to
October 31, 2014
($000)
Investment Income
Income
Dividends[2]	11,533
Interest[3]	6
Securities Lending	160
Total Income	11,699
Expenses
The Vanguard Group—Note B
Investment Advisory Services	327
Management and Administrative—Investor Shares	434
Management and Administrative—Admiral Shares	32
Marketing and Distribution—Investor Shares	35
Marketing and Distribution—Admiral Shares	6
Custodian Fees	84
Auditing Fees	34
Shareholders’ Reports—Investor Shares	4
Shareholders’ Reports—Admiral Shares	1
Total Expenses	957
Net Investment Income	10,742
Realized Net Gain (Loss)
Investment Securities Sold	10,530
Futures Contracts	144
Foreign Currencies and Forward Currency Contracts	(1,099)
Realized Net Gain (Loss)	9,575
Change in Unrealized Appreciation (Depreciation)
Investment Securities	20,003
Futures Contracts	253
Foreign Currencies and Forward Currency Contracts	9,111
Change in Unrealized Appreciation (Depreciation)	29,367
Net Increase (Decrease) in Net Assets Resulting from Operations	49,684
1 Inception. 2 Dividends are net of foreign withholding taxes of $293,000. 3 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Statement of Changes in Net Assets

December 12, 2013[1] to
October 31, 2014
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,742
Realized Net Gain (Loss)	9,575
Change in Unrealized Appreciation (Depreciation)	29,367
Net Increase (Decrease) in Net Assets Resulting from Operations	49,684
Distributions
Net Investment Income
Investor Shares	(703)
Admiral Shares	(27)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(730)
Capital Share Transactions
Investor Shares	318,348
Admiral Shares	107,510
Net Increase (Decrease) from Capital Share Transactions	425,858
Total Increase (Decrease)	474,812
Net Assets
Beginning of Period	—
End of Period[2]	474,812
1 Inception. 2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,648,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
December 12, 2013[1] to
For a Share Outstanding Throughout the Period	October 31, 2014
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	. 262
Net Realized and Unrealized Gain (Loss) on Investments	1.172
Total from Investment Operations	1.434
Distributions
Dividends from Net Investment Income	(.024)
Distributions from Realized Capital Gains	—
Total Distributions	(. 024)
Net Asset Value, End of Period	$11.41

Total Return[2]	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$360
Ratio of Total Expenses to Average Net Assets	0.30%[3]
Ratio of Net Investment Income to Average Net Assets	3.18%[3]
Portfolio Turnover Rate	49%
1 Inception. 2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees. 3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
December 12, 2013[1] to
For a Share Outstanding Throughout the Period	October 31, 2014
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 546
Net Realized and Unrealized Gain (Loss) on Investments	2.332
Total from Investment Operations	2.878
Distributions
Dividends from Net Investment Income	(.048)
Distributions from Realized Capital Gains	—
Total Distributions	(. 048)
Net Asset Value, End of Period	$22.83

Total Return	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115
Ratio of Total Expenses to Average Net Assets	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	3.28%[2]
Portfolio Turnover Rate	49%
1 Inception. 2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

25

Global Minimum Volatility Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the period ended October 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 47% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

26

Global Minimum Volatility Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

27

Global Minimum Volatility Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	68,273	173,894	—
Common Stocks—United States	214,852	—	—
Temporary Cash Investments	21,885	—	—
Futures Contracts—Assets[1]	132	—	—
Futures Contracts—Liabilities[1]	(23)	—	—
Forward Currency Contracts—Assets	—	9,193	—
Forward Currency Contracts—Liabilities	—	(33)	—
Total	305,119	183,054	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	132	9,193	9,325
Liabilities	(23)	(33)	(56)

28

Global Minimum Volatility Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended October 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	144	—	144
Forward Currency Contracts	—	(791)	(791)
Realized Net Gain (Loss) on Derivatives	144	(791)	(647)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	253	—	253
Forward Currency Contracts	—	9,160	9,160
Change in Unrealized Appreciation (Depreciation) on Derivatives	253	9,160	9,413

At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2014	28	2,816	119
FTSE 100 Index	December 2014	11	1,145	30
Dow Jones EURO STOXX 50 Index	December 2014	29	1,127	44
Topix Index	December 2014	6	715	36
S&P ASX 200 Index	December 2014	5	606	24
				253

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, FTSE 100 Index, and Dow Jones EURO STOXX 50 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

At October 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, (except for Chilean peso and Taiwanese dollar contracts,) is treated as realized gain (loss) for tax purposes.

29

Global Minimum Volatility Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	12/2/14	CAD	113	USD	100	—
BNP Paribas	12/2/14	USD	33,565	CAD	36,894	856
BNP Paribas	12/2/14	USD	29,983	EUR	22,763	1,452
BNP Paribas	12/2/14	USD	28,221	GBP	17,062	934
BNP Paribas	12/2/14	USD	25,302	AUD	27,397	1,246
BNP Paribas	12/2/14	USD	21,008	JPY	2,194,400	1,466
BNP Paribas	12/2/14	USD	14,520	CHF	13,284	709
BNP Paribas	12/2/14	USD	14,129	KRW	14,428,739	646
BNP Paribas	12/2/14	USD	8,282	BRL	19,336	555
BNP Paribas	12/2/14	USD	8,237	INR	505,737	56
BNP Paribas	12/2/14	USD	7,814	TWD	233,596	132
BNP Paribas	12/2/14	USD	4,456	MXN	58,742	102
BNP Paribas	12/2/14	USD	3,898	RUB	144,044	580
BNP Paribas	12/2/14	USD	2,823	NOK	17,490	233
Goldman Sachs International	12/2/14	USD	2,065	GBP	1,295	(6)
BNP Paribas	12/2/14	USD	1,990	ILS	7,087	125
Credit Suisse International	12/2/14	USD	1,285	EUR	1,013	15
BNP Paribas	12/2/14	USD	1,230	CLP	725,621	(27)
Credit Suisse International	12/2/14	USD	1,119	CHF	1,059	18
BNP Paribas	12/2/14	USD	1,075	ZAR	11,666	23
BNP Paribas	12/2/14	USD	758	SEK	5,263	45
						9,160

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
EUR—Euro.
GBP—British pound.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
RUB—Russian ruble.
SEK—Swedish krona.
TWD—Taiwanese dollar.
USD—U.S. dollar.
ZAR—South African rand.

30

Global Minimum Volatility Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to agreements that provide for offsetting assets and liabilities. Exchange traded derivatives are listed separately.

	Assets	Liabilities
Reflected in		Reflected in	Net Amount	Statement of Net Assets
Statement of		Statement of	Receivable	Collateral	Collateral	Net
Net Assets[1]		Net Assets[1]	(Payable)	Pledged [2]	Received [2]	Exposure [3]
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards subject to offsetting
arrangements, by counterparty
BNP Paribas	9,160	(27)	9,133	—	6,851	2,282[4]
Credit Suisse International	33	—	33	—	—	33
Goldman Sachs International	—	(6)	(6)	—	—	—
Exchange Traded Futures Contracts	132	(23)	109	3,314	—	—
Total	9,325	(56)	9,269	3,314	6,851	2,315
1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Net Assets.
2 Securities or other assets pledged as collateral are noted in the Statement of Net Assets. Securities received as collateral are held in a segregated account and not included in the fund’s security holdings in the Statement of Net Assets.
3 Net exposure represents the net amount receivable from the counterparty in the event of default. Counterparties may not exchange collateral if amount is below a specified minimum transfer amount.
4 After October 31, 2014, the counterparty posted additional collateral of $2,370,000 in connection with open forward currency contracts as of October 31, 2014.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open forward currency contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended October 31, 2014, the fund realized net foreign currency losses of $308,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the period ended October 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $268,000, which have been included in current period’s taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2014, had unrealized appreciation of $595,000.

31

Global Minimum Volatility Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $324,000 from undistributed net investment income, and $540,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $23,738,000 of ordinary income and $4,875,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $459,515,000. Net unrealized appreciation of investment securities for tax purposes was $19,389,000, consisting of unrealized gains of $32,014,000 on securities that had risen in value since their purchase and $12,625,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended October 31, 2014, the fund purchased $614,874,000 of investment securities and sold $189,236,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	December 12, 2013[1] to
	October 31, 2014
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	352,372	34,751
Issued in Lieu of Cash Distributions	702	69
Redeemed	(34,726)	(3,279)
Net Increase (Decrease)—Investor Shares	318,348	31,541
Admiral Shares
Issued	130,196	6,096
Issued in Lieu of Cash Distributions	26	1
Redeemed	(22,712)	(1,057)
Net Increase (Decrease) —Admiral Shares	107,510	5,040
1 Inception.

At October 31, 2014, Vanguard Managed Payout Fund was the record or beneficial owner of 67% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

32

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Global Minimum Volatility Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Minimum Volatility Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period December 12, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2014

Special 2014 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal period ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $144,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period.

The fund distributed $510,000 of qualified dividend income to shareholders during the fiscal period.

For corporate shareholders, 11.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $5,427,000 and foreign taxes paid of $257,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,071.36	$1.41
Admiral Shares	1,000.00	1,071.83	0.94
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.84	$1.38
Admiral Shares	1,000.00	1,024.30	0.92
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122014

Annual Report | October 31, 2014

Vanguard Emerging Markets Government Bond Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	12
About Your Fund’s Expenses.	43
Glossary.	45

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.48%	4.46%	2.16%	6.62%
Admiral™ Shares	4.63	4.62	2.16	6.78
ETF Shares	4.63
Market Price				6.78
Net Asset Value				6.79
Barclays USD Emerging Markets Government RIC
Capped Index				7.06
Emerging Markets Hard Currency Debt Funds
Average				4.41
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Emerging Markets Government Bond
Index Fund
Investor Shares	$9.74	$9.95	$0.420	$0.000
Admiral Shares	19.48	19.90	0.870	0.000
ETF Shares	77.71	79.40	3.439	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Emerging Markets Government Bond Index Fund successfully captured strong returns from its narrow slice of international bond markets. For the 12 months ended October 31, 2014, it returned 6.62% for Investor Shares (and a bit more for Admiral and ETF Shares). About two-thirds of this return came from interest income, with the balance from increases in bond prices.

The fund closely tracked the 7.06% return of its benchmark, the Barclays USD Emerging Markets Government RIC Capped Index, which of course incurs no expenses. Barclays constructs and manages your fund’s custom index with caps, or limits, on certain holdings. The intent is to comply with Internal Revenue Service diversification standards for regulated investment companies, or RICs, which include mutual funds.

Your fund returned about two percentage points more than the average return of emerging-market hard currency debt funds. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.) Many peer funds don’t hedge exposure to foreign currency, a risk your fund doesn’t face because it invests only in bonds issued in U.S. dollars.

Emerging-market bonds of all types make up only about 7% of the global fixed income market, according to Vanguard estimates. And the U.S. dollar-denominated bonds that your fund invests in represent an even smaller portion, because local-currency bonds constitute the majority of emerging-market debt. Although small, your fund’s universe represents some of the most accessible and frequently traded of all emerging-market bonds—an important consideration, especially when markets are volatile.

As of October 31, the fund’s 30-day SEC yield for Investor Shares was 4.48%, up slightly from 4.29% the previous October. Reflecting the higher risk of emerging-market debt, this year’s yield was more than double that of the broad U.S. bond market (as measured by Vanguard Total Bond Market Index Fund).

Bonds posted mixed returns as already low yields declined
At the start of the new fiscal year, analysts anticipated higher interest rates and falling bond prices. (Bond prices and yields move in opposite directions.) Yields were already low in the United States and abroad, and the Federal Reserve was expected to begin tapering its monthly bond-buying program.

Instead of rising, however, bond yields declined in many markets. “Safe haven” demand for government bonds was strong amid heightened geopolitical risk in the Middle East, Ukraine, and elsewhere. This demand, along with accommodative central bank policy in several markets, helped international bonds—when hedged for currency exposure—outperform the

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

CPI
Consumer Price Index	1.66%	1.60%	1.89%

broad U.S. bond market. They returned more than 6%, as measured by Barclays Global Aggregate Index ex USD, hedged. In contrast, the unhedged version of that index declined.

The broad U.S. taxable bond market returned 4.14%. Even as the Fed began steadily reducing its bond purchases in January, bond prices rose. Although they backtracked at times over the summer, prices climbed in October as investors sought sanctuary from stock market volatility. The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply. And the Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Their smooth ride turned jagged, but U.S. stocks ended higher
The global stock market’s occasional zigs and zags during the year included a roller-coaster ride in October that left international markets several steps behind the broad U.S. market for the 12 months ended October 31. Emerging markets advanced modestly but the developed European and Pacific markets finished in negative territory.

In contrast, the broad U.S. stock market returned about 16% for the period. Impressive corporate earnings and various global stimulus measures

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	ETF	Peer Group
	Shares	Shares	Shares	Average
Emerging Markets Government Bond
Index Fund	0.49%	0.34%	0.35%	1.21%
The fund expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.34% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group:  Emerging Markets Hard Currency Debt Funds.

generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine. After falling in the first two weeks of October, then rebounding, several major U.S. indexes finished at record highs. Reflecting confidence in the U.S. economy, the Fed announced in late October that it was ending its stimulative bond-buying program as anticipated.

Despite many ups and downs, bonds gained in most countries
Although the broad U.S. and international bond markets had their share of ups and downs during the fiscal year, the swings in emerging-market bonds were at times more pronounced. This is not surprising. Capital markets in many developing countries were bolstered by significant cash inflows resulting from the Fed’s easy-money policies and then shaken by concerns about potential outflows when the stimulus eventually ends. In addition, bond returns in some countries were affected by individual events.

Emerging-market bonds got off to a rough start in November 2013 as investors worried about the beginning of the Fed’s tapering. However, reality proved to be less threatening than expected. As the program wound down, the European Central Bank announced two rounds of stimulus, which gave a boost to emerging markets. Later in the year, however, concerns about economic growth in general as well as geopolitical and country-specific risks weighed on some of the larger emerging markets, notably Russia.

Russian stocks and bonds performed poorly amid strife between Russia and Ukraine, which led to international economic sanctions against Russia and the weakening of the ruble. The U.S. dollar-denominated Russian bonds in the fund’s index—one of its largest country stakes—eked out a return just above breakeven.

In Brazil, another large slice of the fund and its index, all eyes were on the October presidential election. The country’s once-booming economy was reported to have slipped into recession, and its interest rates are among the world’s highest. After the election, the central bank raised the overnight interest rate again (to 11.25%) to try to address inflation. Still, the Brazilian bonds in your fund’s index returned almost 7% for the 12 months.

Bond returns of two other Latin American countries were nearly polar opposites. The Argentine bonds in the index returned almost 24%. Although the country defaulted on its debt for the second time in 13 years, this was viewed as more of a “technical” event than evidence of inability to pay. (This year’s default was triggered by a U.S. court’s ruling against Argentina in favor of certain bondholders who had rejected a debt restructuring offer after the 2001 default.) Some added perspective: Although the negotiations with creditors made news throughout much of the year, Argentine bonds represent only about 1% of the value of the fund’s index.

At the other end of the spectrum, Venezuelan bonds in the index returned about –9%. Falling oil prices have hit this oil exporter hard, and a major credit rating agency further lowered the country’s long-term debt rating. Amid concerns about the government’s ability to service its debt, yields on long-term bonds soared.

In both the fund and its index, longer-term bonds were among the best performers. Bonds maturing in 1 to 3 years returned about 2%; those maturing in 20 or more years generally had double-digit gains. Bonds of the lowest quality (as determined by independent credit rating agencies) generally outperformed those with higher credit ratings.

Although your fund has less than a year and a half of history, we are pleased by its initial success in closely tracking its benchmark index. This is a tribute to the advisor’s skill and sophisticated technology. As always, however, we encourage you to evaluate results over a long-term horizon.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For, at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Our strategy reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep. We negotiate low fees for our actively managed funds, which are run by world-class advisors. And indexing, of course, is the purest form of low-cost investing.

Vanguard Emerging Markets Government Bond Index Fund is a good example of such investing. It can play a solid supporting role in a balanced portfolio. And it offers a diversified, low-cost opportunity to participate in the potentially higher yields and improving fundamentals of more than 60 developing economies—by investing in their U.S. dollar-denominated bonds. A word of caution, however: Emerging-market bonds carry an additional element of risk, as they tend to perform more like equities than like traditional fixed income securities.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 19, 2014

Emerging Markets Government Bond Index Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics

	Investor	Admiral	ETF
	Shares	Shares	Shares
Ticker Symbol	VGOVX	VGAVX	VWOB
Expense Ratio[1]	0.49%	0.34%	0.35%
30-Day SEC Yield	4.48%	4.63%	4.63%

Financial Attributes

		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	716	738
Yield to Maturity
(before expenses)	4.9%	4.9%
Average Coupon	5.8%	5.9%
Average Duration	6.7 years	6.5 years
Average Effective
Maturity	10.5 years	10.6 years
Short-Term
Reserves	1.1%	—

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.9%
1 - 3 Years	12.6
3 - 5 Years	17.3
5 - 10 Years	41.4
10 - 20 Years	10.8
20 - 30 Years	14.6
Over 30 Years	2.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.1%
Aaa	0.6
Aa	10.0
A	10.4
Baa	56.7
Less Than Baa	22.2
Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Sector Diversification (% of portfolio)
Foreign Government	99.3%
Treasury/Agency	0.1
Other	0.6
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.34% for ETF Shares.

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio )
Fund
Emerging Markets
Brazil	10.4%
Mexico	8.6
Russia	7.9
China	7.6
Turkey	6.0
Indonesia	5.8
United Arab Emirates	5.1
Venezuela	4.2
Qatar	3.9
Philippines	3.2
Colombia	3.2
Lebanon	2.1
India	2.1
Hungary	2.0
Chile	1.9
South Africa	1.8
Ukraine	1.5
Kazakhstan	1.5
Poland	1.5
Peru	1.4
Argentina	1.2
Croatia	1.2
Malaysia	1.1
Other	12.9
Subtotal	98.1%
North America	0.7%
Other
Panama	1.2%

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(5/31/2013)	Investment
	Emerging Markets Government Bond
	Index Fund Investor Shares	5.82%	3.05%	$10,436
	Barclays USD Emerging Markets
••••••••••••••	Government RIC Capped Index	7.06	3.96	10,566
	Emerging Markets Hard Currency
– – – – – ––	Debt Funds Average	4.41	1.56	10,222
	Barclays Global Aggregate Index
	ex USD	-2.53	1.38	10,196
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund Admiral Shares	5.98%	3.17%	$10,453
Barclays USD Emerging Markets Government
RIC Capped Index	7.06	3.96	10,566
Barclays Global Aggregate Index ex USD	-2.53	1.38	10,196
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund ETF Shares Net Asset Value	6.79%	3.71%	$10,531
Emerging Markets Government Bond Index
Fund ETF Shares Market Price	6.78%	4.22%	10,604
Barclays USD Emerging Markets Government
RIC Capped Index	7.06	3.96	10,566
Barclays Global Aggregate Index ex USD	-2.53	1.38	10,196
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2014
		Since
	One	Inception
	Year	(5/31/2013)
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	6.78%	6.04%
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	6.79	5.31
Barclays USD Emerging Markets Government RIC
Capped Index	7.06	5.66
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Emerging Markets Government Bond Index Fund

Fiscal-Year Total Returns (%): May 31, 2013, Through October 31, 2014
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.30%
2014	4.46	2.16	6.62	7.06

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	7.74%	4.12%	-1.35%	2.77%
Fee-Adjusted Returns		6.94			2.19
Admiral Shares	5/31/2013	7.80	4.27	-1.42	2.85
Fee-Adjusted Returns		6.99			2.27
ETF Shares	5/31/2013
Market Price		7.00			3.31
Net Asset Value		7.79			2.84

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Angola (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1 Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	250	268
Total Angola (Cost $264)				268
Argentina (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
1 Provincia de Buenos Aires	10.875%	1/26/21	350	320
Provincia de Cordoba	12.375%	8/17/17	450	414
Republic of Argentina	8.750%	6/2/17	250	217
Republic of Argentina	8.280%	12/31/33	446	376
Republic of Argentina	8.280%	12/31/33	1,542	1,327
1 Republic of Argentina	2.500%	12/31/38	1,848	1,006
1 YPF SA	8.750%	4/4/24	500	516
Total Argentina (Cost $3,707)				4,176
Armenia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
2 Republic of Armenia	6.000%	9/30/20	200	208
Total Armenia (Cost $198)				208
Azerbaijan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
2 Republic of Azerbaijan	4.750%	3/18/24	400	416
State Oil Co. of the Azerbaijan Republic	5.450%	2/9/17	200	209
State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	800	794
Total Azerbaijan (Cost $1,383)				1,419
Bahrain (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	200	200
Kingdom of Bahrain	6.273%	11/22/18	350	405
2 Kingdom of Bahrain	5.500%	3/31/20	350	381
2 Kingdom of Bahrain	6.125%	7/5/22	600	677
Kingdom of Bahrain	6.125%	8/1/23	200	225
2 Kingdom of Bahrain	6.125%	8/1/23	150	169
2 Kingdom of Bahrain	6.000%	9/19/44	500	516
Total Bahrain (Cost $2,457)				2,573

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Belarus (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Belarus	8.950%	1/26/18	200	216
Total Belarus (Cost $201)				216
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	200	152
Total Belize (Cost $137)				152
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Bermuda	5.603%	7/20/20	100	109
Bermuda	4.854%	2/6/24	200	212
2 Bermuda	4.854%	2/6/24	150	156
Total Bermuda (Cost $465)				477
Bolivia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Plurinational State of Bolivia	4.875%	10/29/22	200	206
Plurinational State of Bolivia	5.950%	8/22/23	200	215
Total Bolivia (Cost $394)				421
Brazil (10.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (10.0%)
Banco do Brasil SA	3.875%	1/23/17	94	97
Banco do Brasil SA	6.000%	1/22/20	100	110
Banco do Brasil SA	5.375%	1/15/21	275	282
Banco do Brasil SA	5.875%	1/26/22	600	617
Banco do Brasil SA	3.875%	10/10/22	650	613
Banco do Brasil SA	5.875%	1/19/23	250	259
1 Banco do Brasil SA	8.500%	10/29/49	450	516
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	825	904
2 Banco Nacional de Desenvolvimento
Economico e Social	4.000%	4/14/19	450	455
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	700	780
2 Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	108
Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	108
2 Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	300	324
Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	200	215
Caixa Economica Federal	2.375%	11/6/17	725	712
2 Caixa Economica Federal	4.500%	10/3/18	200	205
Caixa Economica Federal	4.500%	10/3/18	600	615
Caixa Economica Federal	3.500%	11/7/22	150	137
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	350	382
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	600	610
Federative Republic of Brazil	6.000%	1/17/17	600	656
1 Federative Republic of Brazil	8.000%	1/15/18	272	300
Federative Republic of Brazil	5.875%	1/15/19	920	1,037

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	8.875%	10/14/19	175	223
Federative Republic of Brazil	4.875%	1/22/21	956	1,031
Federative Republic of Brazil	2.625%	1/5/23	450	412
Federative Republic of Brazil	8.875%	4/15/24	307	421
Federative Republic of Brazil	4.250%	1/7/25	1,697	1,717
Federative Republic of Brazil	8.750%	2/4/25	350	481
Federative Republic of Brazil	10.125%	5/15/27	230	359
Federative Republic of Brazil	8.250%	1/20/34	525	727
Federative Republic of Brazil	7.125%	1/20/37	890	1,124
1 Federative Republic of Brazil	11.000%	8/17/40	688	740
Federative Republic of Brazil	5.625%	1/7/41	951	1,025
Federative Republic of Brazil	5.000%	1/27/45	1,536	1,501
3 Petrobras Global Finance BV	1.852%	5/20/16	350	349
Petrobras Global Finance BV	2.000%	5/20/16	400	399
3 Petrobras Global Finance BV	2.595%	3/17/17	200	201
Petrobras Global Finance BV	3.250%	3/17/17	300	303
3 Petrobras Global Finance BV	2.371%	1/15/19	350	352
Petrobras Global Finance BV	4.875%	3/17/20	1,100	1,117
Petrobras Global Finance BV	4.375%	5/20/23	1,250	1,192
Petrobras Global Finance BV	6.250%	3/17/24	1,100	1,165
Petrobras Global Finance BV	5.625%	5/20/43	550	499
Petrobras Global Finance BV	7.250%	3/17/44	200	219
Petrobras International Finance Co. SA	3.875%	1/27/16	1,300	1,326
Petrobras International Finance Co. SA	6.125%	10/6/16	400	429
Petrobras International Finance Co. SA	3.500%	2/6/17	700	710
Petrobras International Finance Co. SA	5.875%	3/1/18	1,200	1,289
Petrobras International Finance Co. SA	8.375%	12/10/18	350	412
Petrobras International Finance Co. SA	7.875%	3/15/19	600	687
Petrobras International Finance Co. SA	5.750%	1/20/20	1,300	1,370
Petrobras International Finance Co. SA	5.375%	1/27/21	1,460	1,493
Petrobras International Finance Co. SA	6.875%	1/20/40	865	906
Petrobras International Finance Co. SA	6.750%	1/27/41	627	650
Total Brazil (Cost $34,462)				34,871
Chile (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
2 Banco del Estado de Chile	2.000%	11/9/17	200	201
2 Banco del Estado de Chile	4.125%	10/7/20	200	211
2 Banco del Estado de Chile	3.875%	2/8/22	200	203
Corp Nacional del Cobre de Chile	3.750%	11/4/20	300	309
2 Corp Nacional del Cobre de Chile	4.875%	11/4/44	400	394
2 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	100	120
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	620
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	475	460
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	193
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	159
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	213
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	330
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	200	235
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	50	45
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	221
2 Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	211
2 Empresa Nacional del Petroleo	5.250%	8/10/20	200	216
2 Empresa Nacional del Petroleo	4.750%	12/6/21	200	209
Republic of Chile	3.875%	8/5/20	441	472

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Chile	3.250%	9/14/21	375	387
	Republic of Chile	2.250%	10/30/22	200	189
	Republic of Chile	3.625%	10/30/42	300	268
Total Chile (Cost $5,671)					5,866
China (7.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.6%)
	Amber Circle Funding Ltd.	2.000%	12/4/17	200	199
	Amber Circle Funding Ltd.	3.250%	12/4/22	600	581
	Bank of China Ltd.	2.125%	1/23/17	300	301
	Bank of China Ltd.	3.125%	1/23/19	200	202
	BOC Aviation Pte Ltd.	2.875%	10/10/17	300	301
	Century Master Investment Co. Ltd.	4.750%	9/19/18	200	208
	China Cinda Finance 2014 Ltd.	4.000%	5/14/19	300	302
	China Cinda Finance 2014 Ltd.	5.625%	5/14/24	200	210
2	China Resources Gas Group Ltd.	4.500%	4/5/22	200	207
2	China Resources Land Ltd.	4.625%	5/19/16	400	415
	China Resources Land Ltd.	4.375%	2/27/19	250	257
	China Resources Land Ltd.	6.000%	2/27/24	200	217
2	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	317
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	1,070	1,133
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	338	361
2	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	237
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	575	588
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	215
	CNOOC Finance 2013 Ltd.	1.125%	5/9/16	50	50
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	200	198
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	850	804
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	200	191
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	300	300
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	650	671
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	200	212
	CNPC General Capital Ltd.	1.450%	4/16/16	250	250
2	CNPC General Capital Ltd.	2.750%	4/19/17	200	204
[2,3]	CNPC General Capital Ltd.	1.133%	5/14/17	200	200
	CNPC General Capital Ltd.	1.950%	4/16/18	350	345
2	CNPC General Capital Ltd.	2.750%	5/14/19	200	201
	CNPC General Capital Ltd.	2.750%	5/14/19	250	250
2	CNPC General Capital Ltd.	3.950%	4/19/22	200	204
	CNPC General Capital Ltd.	3.400%	4/16/23	250	243
2	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	200	205
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	200	245
	COSCO Finance 2011 Ltd.	4.000%	12/3/22	400	389
2	COSL Finance BVI Ltd.	3.250%	9/6/22	550	524
1	CRCC Yupeng Ltd.	3.950%	2/28/49	300	300
	CRCC Yuxiang Ltd.	3.500%	5/16/23	250	243
2	Export-Import Bank of China	2.500%	7/31/19	700	696
	Export-Import Bank of China	3.625%	7/31/24	550	553
2	Franshion Development Ltd.	6.750%	4/15/21	200	211
	Franshion Investment Ltd.	4.700%	10/26/17	200	204
	Huarong Finance Co. Ltd.	4.000%	7/17/19	300	302
	MCC Holding Hong Kong Corp. Ltd.	4.875%	7/29/16	200	203
	Nexen Energy ULC	7.875%	3/15/32	100	139
	Nexen Energy ULC	5.875%	3/10/35	308	359
	Nexen Energy ULC	6.400%	5/15/37	425	529
	Prosperous Ray Ltd.	3.000%	11/12/18	400	406

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	204
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	202
	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	100	106
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	175	187
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	250	308
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	353
	Sinopec Capital 2013 Ltd.	1.250%	4/24/16	200	200
	Sinopec Capital 2013 Ltd.	1.875%	4/24/18	200	197
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	381
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	381
2	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	800	818
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	600	613
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	400	428
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	925	966
	Sinopec Group Overseas Development 2013 Ltd.	5.375%	10/17/43	200	228
3	Sinopec Group Overseas Development 2014 Ltd.	1.009%	4/10/17	300	300
2	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	1,000	1,000
2	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	400	401
2	State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/18	200	197
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	630	610
2	State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	203
2	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	700	704
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	200	208
2	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	376
Total China (Cost $25,112)					25,653
Colombia (2.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)
	Ecopetrol SA	4.250%	9/18/18	35	37
	Ecopetrol SA	7.625%	7/23/19	425	511
	Ecopetrol SA	5.875%	9/18/23	565	626
	Ecopetrol SA	4.125%	1/16/25	475	461
	Ecopetrol SA	7.375%	9/18/43	300	365
	Ecopetrol SA	5.875%	5/28/45	750	769
	Oleoducto Central SA	4.000%	5/7/21	200	202
	Republic of Colombia	7.375%	1/27/17	800	904
	Republic of Colombia	7.375%	3/18/19	675	808
	Republic of Colombia	4.375%	7/12/21	942	1,003
1	Republic of Colombia	2.625%	3/15/23	275	258
	Republic of Colombia	4.000%	2/26/24	600	615
	Republic of Colombia	8.125%	5/21/24	540	720
	Republic of Colombia	7.375%	9/18/37	550	745
	Republic of Colombia	6.125%	1/18/41	1,053	1,259
1	Republic of Colombia	5.625%	2/26/44	812	908
Total Colombia (Cost $9,907)					10,191
Costa Rica (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
2	Banco Nacional de Costa Rica	4.875%	11/1/18	200	204
	Banco Nacional de Costa Rica	4.875%	11/1/18	200	204
	Instituto Costarricense de Electricidad	6.950%	11/10/21	200	211
	Instituto Costarricense de Electricidad	6.375%	5/15/43	200	174
	Republic of Costa Rica	4.250%	1/26/23	600	568
	Republic of Costa Rica	5.625%	4/30/43	200	176
	Republic of Costa Rica	7.000%	4/4/44	400	413
Total Costa Rica (Cost $1,934)					1,950

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Cote D’Ivoire (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Cote D’Ivoire	5.375%	7/23/24	250	240
1	Cote D’Ivoire	7.774%	12/31/32	895	861
Total Cote D’Ivoire (Cost $1,083)					1,101
Croatia (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
	Hrvatska Elektroprivreda	6.000%	11/9/17	200	209
	Republic of Croatia	6.250%	4/27/17	512	547
	Republic of Croatia	6.750%	11/5/19	600	665
	Republic of Croatia	6.625%	7/14/20	540	598
	Republic of Croatia	6.375%	3/24/21	550	603
	Republic of Croatia	5.500%	4/4/23	500	521
	Republic of Croatia	6.000%	1/26/24	635	683
Total Croatia (Cost $3,733)					3,826
Dominican Republic (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
1	Dominican Republic	9.040%	1/23/18	77	83
1	Dominican Republic	7.500%	5/6/21	550	628
	Dominican Republic	6.600%	1/28/24	250	277
1	Dominican Republic	5.875%	4/18/24	250	263
	Dominican Republic	7.450%	4/30/44	200	225
2	Dominican Republic	7.450%	4/30/44	300	335
Total Dominican Republic (Cost $1,705)					1,811
Ecuador (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ecuador	9.375%	12/15/15	250	261
	Republic of Ecuador	7.950%	6/20/24	650	680
Total Ecuador (Cost $928)					941
Egypt (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	African Export-Import Bank	3.875%	6/4/18	250	247
	Arab Republic of Egypt	5.750%	4/29/20	412	435
	Arab Republic of Egypt	6.875%	4/30/40	200	204
Total Egypt (Cost $865)					886
El Salvador (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Republic of El Salvador	7.375%	12/1/19	300	334
	Republic of El Salvador	7.750%	1/24/23	300	340
	Republic of El Salvador	5.875%	1/30/25	300	299
2	Republic of El Salvador	6.375%	1/18/27	300	308
	Republic of El Salvador	8.250%	4/10/32	200	233
	Republic of El Salvador	7.650%	6/15/35	380	414
	Republic of El Salvador	7.625%	2/1/41	150	162
Total El Salvador (Cost $2,027)					2,090

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Gabon (0.2%)
	Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Gabonese Republic	8.200%	12/12/17	100	112
[1,2]	Gabonese Republic	6.375%	12/12/24	400	426
	Total Gabon (Cost $521)				538
	Georgia (0.1%)
	Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	200	224
	Republic of Georgia	6.875%	4/12/21	200	225
	Total Georgia (Cost $451)				449
	Ghana (0.3%)
	Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ghana	8.500%	10/4/17	200	211
2	Republic of Ghana	7.875%	8/7/23	400	402
[1,2]	Republic of Ghana	8.125%	1/18/26	300	302
	Total Ghana (Cost $912)				915
	Guatemala (0.1%)
	Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Guatemala	5.750%	6/6/22	200	220
	Republic of Guatemala	4.875%	2/13/28	200	203
	Total Guatemala (Cost $400)				423
	Honduras (0.1%)
	Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1	Republic of Honduras	7.500%	3/15/24	200	215
	Total Honduras (Cost $171)				215
	Hungary (2.0%)
	Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
4	Magyar Export-Import Bank Zrt	5.500%	2/12/18	200	212
[2,4]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	222
	Republic of Hungary	4.125%	2/19/18	770	797
	Republic of Hungary	4.000%	3/25/19	800	820
	Republic of Hungary	6.250%	1/29/20	1,131	1,272
	Republic of Hungary	6.375%	3/29/21	1,028	1,168
	Republic of Hungary	5.375%	2/21/23	562	605
	Republic of Hungary	5.750%	11/22/23	718	790
	Republic of Hungary	5.375%	3/25/24	550	586
	Republic of Hungary	7.625%	3/29/41	350	454
	Total Hungary (Cost $6,618)				6,926
	India (1.9%)
	Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
	Bank of Baroda	4.875%	7/23/19	350	370
	Bank of India	3.625%	9/21/18	350	356
	Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	200	205
	Canara Bank	5.250%	10/18/18	200	214
	Export-Import Bank of India	4.000%	8/7/17	200	208
	Export-Import Bank of India	4.000%	1/14/23	400	398
	IDBI Bank Ltd.	4.375%	3/26/18	200	204
	IDBI Bank Ltd.	3.750%	1/25/19	200	199
	Indian Oil Corp. Ltd.	5.625%	8/2/21	200	217

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Indian Oil Corp. Ltd.	5.750%	8/1/23	200	218
Indian Overseas Bank	5.000%	10/19/16	400	420
Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	200	207
NTPC Ltd.	5.625%	7/14/21	200	217
NTPC Ltd.	4.750%	10/3/22	200	206
Oil India Ltd.	5.375%	4/17/24	250	267
ONGC Videsh Ltd.	3.750%	5/7/23	400	387
ONGC Videsh Ltd.	4.625%	7/15/24	250	254
Power Grid Corp. of India Ltd.	3.875%	1/17/23	200	194
Rural Electrification Corp. Ltd.	4.250%	1/25/16	300	308
State Bank of India	4.125%	8/1/17	650	677
State Bank of India	3.250%	4/18/18	400	405
2 State Bank of India	4.875%	4/17/24	200	208
Syndicate Bank	4.750%	11/6/16	250	261
Total India (Cost $6,468)				6,600
Indonesia (5.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
Lembaga Pembiayaan Ekspor Indonesia	3.750%	4/26/17	300	307
Majapahit Holding BV	8.000%	8/7/19	250	294
Majapahit Holding BV	7.750%	1/20/20	525	612
Majapahit Holding BV	7.875%	6/29/37	100	120
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	203
Pertamina Persero PT	5.250%	5/23/21	200	210
Pertamina Persero PT	4.875%	5/3/22	350	357
2 Pertamina Persero PT	4.300%	5/20/23	430	418
Pertamina Persero PT	4.300%	5/20/23	200	195
Pertamina Persero PT	6.500%	5/27/41	400	424
2 Pertamina Persero PT	6.000%	5/3/42	750	749
2 Pertamina Persero PT	5.625%	5/20/43	200	191
Pertamina Persero PT	5.625%	5/20/43	200	192
Pertamina Persero PT	6.450%	5/30/44	200	213
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	411
Perusahaan Listrik Negara PT	5.500%	11/22/21	300	319
Perusahaan Listrik Negara PT	5.250%	10/24/42	400	362
Republic of Indonesia	6.875%	3/9/17	300	332
Republic of Indonesia	6.875%	1/17/18	1,718	1,937
Republic of Indonesia	4.000%	11/21/18	200	207
Republic of Indonesia	11.625%	3/4/19	400	536
2 Republic of Indonesia	6.125%	3/15/19	200	223
Republic of Indonesia	6.125%	3/15/19	400	445
2 Republic of Indonesia	5.875%	3/13/20	350	391
Republic of Indonesia	5.875%	3/13/20	950	1,063
Republic of Indonesia	4.875%	5/5/21	500	534
Republic of Indonesia	3.750%	4/25/22	850	845
Republic of Indonesia	3.300%	11/21/22	228	217
Republic of Indonesia	3.375%	4/15/23	600	574
Republic of Indonesia	5.375%	10/17/23	209	229
2 Republic of Indonesia	5.875%	1/15/24	200	228
Republic of Indonesia	5.875%	1/15/24	850	966
2 Republic of Indonesia	4.350%	9/10/24	600	603
Republic of Indonesia	8.500%	10/12/35	400	562
Republic of Indonesia	6.625%	2/17/37	818	956
Republic of Indonesia	7.750%	1/17/38	275	361
Republic of Indonesia	5.250%	1/17/42	900	906

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Indonesia	4.625%	4/15/43	375	347
2 Republic of Indonesia	6.750%	1/15/44	450	551
Republic of Indonesia	6.750%	1/15/44	750	917
Total Indonesia (Cost $18,533)				19,507
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
Republic of Iraq	5.800%	1/15/28	810	719
Total Iraq (Cost $715)				719
Ireland (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	200	188
Total Ireland (Cost $186)				188
Jamaica (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
1 Jamaica	8.000%	6/24/19	450	486
1 Jamaica	7.625%	7/9/25	250	269
1 Jamaica	8.000%	3/15/39	125	126
Total Jamaica (Cost $834)				881
Jordan (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Hashemite Kingdom of Jordan	3.875%	11/12/15	200	202
Total Jordan (Cost $200)				202
Kazakhstan (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	500	472
Intergas Finance BV	6.375%	5/14/17	150	160
KazAgro National Management Holding JSC	4.625%	5/24/23	600	578
2 KazAgro National Management Holding JSC	4.625%	5/24/23	200	191
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	600	669
KazMunayGas National Co. JSC	9.125%	7/2/18	425	502
KazMunayGas National Co. JSC	7.000%	5/5/20	200	225
KazMunayGas National Co. JSC	6.375%	4/9/21	630	695
KazMunayGas National Co. JSC	4.400%	4/30/23	425	418
KazMunayGas National Co. JSC	5.750%	4/30/43	200	195
2 KazMunayGas National Co. JSC	5.750%	4/30/43	225	216
2 KazMunayGas National Co. JSC	6.000%	11/7/44	200	197
Republic of Kazakhstan	3.875%	10/14/24	200	196
2 Republic of Kazakhstan	4.875%	10/14/44	400	386
Total Kazakhstan (Cost $5,007)				5,100
Kenya (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Kenya	5.875%	6/24/19	200	207
2 Republic of Kenya	6.875%	6/24/24	200	213
Republic of Kenya	6.875%	6/24/24	400	426
Total Kenya (Cost $831)				846

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Latvia (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Latvia	5.250%	2/22/17	180	195
	Republic of Latvia	2.750%	1/12/20	700	693
	Republic of Latvia	5.250%	6/16/21	200	225
Total Latvia (Cost $1,091)					1,113
Lebanon (2.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
	Republic of Lebanon	8.500%	1/19/16	600	634
	Republic of Lebanon	4.750%	11/2/16	100	101
	Republic of Lebanon	9.000%	3/20/17	400	444
	Republic of Lebanon	5.000%	10/12/17	400	405
	Republic of Lebanon	5.150%	6/12/18	50	51
	Republic of Lebanon	5.150%	11/12/18	300	302
	Republic of Lebanon	5.500%	4/23/19	50	51
	Republic of Lebanon	6.000%	5/20/19	150	155
	Republic of Lebanon	5.450%	11/28/19	350	353
	Republic of Lebanon	6.375%	3/9/20	1,516	1,585
	Republic of Lebanon	8.250%	4/12/21	700	802
	Republic of Lebanon	6.100%	10/4/22	708	721
	Republic of Lebanon	6.000%	1/27/23	300	302
	Republic of Lebanon	6.250%	6/12/25	100	100
	Republic of Lebanon	6.600%	11/27/26	600	613
	Republic of Lebanon	6.750%	11/29/27	495	510
Total Lebanon (Cost $6,990)					7,129
Lithuania (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Republic of Lithuania	5.125%	9/14/17	200	219
	Republic of Lithuania	7.375%	2/11/20	941	1,139
	Republic of Lithuania	6.125%	3/9/21	519	605
	Republic of Lithuania	6.625%	2/1/22	440	533
Total Lithuania (Cost $2,459)					2,496
Malaysia (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
	Export-Import Bank of Malaysia Bhd.	2.875%	12/14/17	200	207
2	Federation of Malaysia	2.991%	7/6/16	625	645
2	Federation of Malaysia	4.646%	7/6/21	250	276
1	Malayan Banking Berhad	3.250%	9/20/22	400	404
[2,5]	Penerbangan Malaysia Bhd.	5.625%	3/15/16	300	318
	Petroliam Nasional Bhd.	7.625%	10/15/26	100	137
2	Petronas Capital Ltd.	5.250%	8/12/19	623	702
	Petronas Capital Ltd.	5.250%	8/12/19	416	468
	Petronas Capital Ltd.	7.875%	5/22/22	200	261
	SSG Resources Ltd.	4.250%	10/4/22	400	409
Total Malaysia (Cost $3,750)					3,827
Mexico (8.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.2%)
	Comision Federal de Electricidad	4.875%	5/26/21	250	268
2	Comision Federal de Electricidad	4.875%	1/15/24	200	211
	Comision Federal de Electricidad	4.875%	1/15/24	400	422
	Comision Federal de Electricidad	5.750%	2/14/42	200	212

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pemex Project Funding Master Trust	5.750%	3/1/18	775	854
	Pemex Project Funding Master Trust	6.625%	6/15/35	1,233	1,452
	Petroleos Mexicanos	3.500%	7/18/18	500	518
	Petroleos Mexicanos	8.000%	5/3/19	644	783
	Petroleos Mexicanos	6.000%	3/5/20	200	226
	Petroleos Mexicanos	5.500%	1/21/21	1,623	1,797
	Petroleos Mexicanos	4.875%	1/24/22	950	1,015
	Petroleos Mexicanos	3.500%	1/30/23	650	630
	Petroleos Mexicanos	4.875%	1/18/24	950	1,008
2	Petroleos Mexicanos	4.250%	1/15/25	200	202
	Petroleos Mexicanos	6.500%	6/2/41	820	955
	Petroleos Mexicanos	5.500%	6/27/44	1,186	1,227
2	Petroleos Mexicanos	5.500%	6/27/44	500	517
	Petroleos Mexicanos	6.375%	1/23/45	1,000	1,147
	United Mexican States	11.375%	9/15/16	325	389
	United Mexican States	5.625%	1/15/17	1,290	1,408
	United Mexican States	5.950%	3/19/19	1,345	1,546
	United Mexican States	8.125%	12/30/19	225	293
	United Mexican States	5.125%	1/15/20	780	873
	United Mexican States	3.500%	1/21/21	300	309
	United Mexican States	3.625%	3/15/22	1,046	1,075
	United Mexican States	8.000%	9/24/22	150	199
	United Mexican States	4.000%	10/2/23	1,301	1,355
	United Mexican States	8.300%	8/15/31	200	299
	United Mexican States	7.500%	4/8/33	200	275
	United Mexican States	6.750%	9/27/34	1,035	1,343
	United Mexican States	6.050%	1/11/40	1,606	1,936
	United Mexican States	4.750%	3/8/44	1,520	1,550
	United Mexican States	5.550%	1/21/45	950	1,079
	United Mexican States	5.750%	10/12/10	1,100	1,165
Total Mexico (Cost $27,586)					28,538
Mongolia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
6	Development Bank of Mongolia LLC	5.750%	3/21/17	200	194
	Mongolia	4.125%	1/5/18	200	190
	Mongolia	5.125%	12/5/22	450	401
Total Mongolia (Cost $786)					785
Morocco (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Kingdom of Morocco	4.250%	12/11/22	700	708
	Kingdom of Morocco	5.500%	12/11/42	225	229
2	OCP SA	5.625%	4/25/24	500	524
2	OCP SA	6.875%	4/25/44	200	218
Total Morocco (Cost $1,594)					1,679
Mozambique (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
[1,7]	Mozambique EMATUM Finance 2020 BV	6.305%	9/11/20	400	399
Total Mozambique (Cost $383)					399

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Namibia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Namibia	5.500%	11/3/21	200	215
Total Namibia (Cost $206)				215
Nigeria (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Federal Republic of Nigeria	5.125%	7/12/18	200	206
Federal Republic of Nigeria	6.750%	1/28/21	250	271
Total Nigeria (Cost $463)				477
Pakistan (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Islamic Republic of Pakistan	6.875%	6/1/17	275	281
2 Islamic Republic of Pakistan	7.250%	4/15/19	400	417
2 Islamic Republic of Pakistan	8.250%	4/15/24	250	262
Islamic Republic of Pakistan	8.250%	4/15/24	200	209
Total Pakistan (Cost $1,131)				1,169
Panama (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
Republic of Panama	5.200%	1/30/20	758	839
1 Republic of Panama	4.000%	9/22/24	200	203
Republic of Panama	7.125%	1/29/26	100	126
Republic of Panama	8.875%	9/30/27	425	610
Republic of Panama	9.375%	4/1/29	225	335
1 Republic of Panama	6.700%	1/26/36	1,130	1,415
1 Republic of Panama	4.300%	4/29/53	200	179
Total Panama (Cost $3,598)				3,707
Paraguay (0.1%)
Republic of Paraguay	4.625%	1/25/23	200	205
Republic of Paraguay	6.100%	8/11/44	300	322
Total Paraguay (Cost $523)				527
Peru (1.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
Corp Financiera de Desarrollo SA	4.750%	2/8/22	200	209
Fondo MIVIVIENDA SA	3.500%	1/31/23	100	95
Republic of Peru	7.125%	3/30/19	471	564
Republic of Peru	7.350%	7/21/25	742	981
Republic of Peru	8.750%	11/21/33	760	1,160
1 Republic of Peru	6.550%	3/14/37	1,033	1,312
Republic of Peru	5.625%	11/18/50	200	226
Total Peru (Cost $4,432)				4,547
Philippines (3.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
8 Power Sector Assets & Liabilities
Management Corp.	6.875%	11/2/16	100	110
8 Power Sector Assets & Liabilities
Management Corp.	7.250%	5/27/19	464	551
8 Power Sector Assets & Liabilities
Management Corp.	7.390%	12/2/24	500	647
Republic of Philippines	9.375%	1/18/17	200	235
Republic of Philippines	9.875%	1/15/19	250	325

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Philippines	8.375%	6/17/19	405	510
	Republic of Philippines	6.500%	1/20/20	450	535
	Republic of Philippines	4.000%	1/15/21	570	611
	Republic of Philippines	4.200%	1/21/24	400	430
	Republic of Philippines	10.625%	3/16/25	584	927
	Republic of Philippines	5.500%	3/30/26	850	994
	Republic of Philippines	9.500%	2/2/30	625	998
	Republic of Philippines	7.750%	1/14/31	1,118	1,587
	Republic of Philippines	6.375%	1/15/32	500	640
	Republic of Philippines	6.375%	10/23/34	600	788
	Republic of Philippines	5.000%	1/13/37	600	689
Total Philippines (Cost $10,245)					10,577
Poland (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
	Republic of Poland	6.375%	7/15/19	1,431	1,699
	Republic of Poland	5.125%	4/21/21	461	521
	Republic of Poland	5.000%	3/23/22	1,268	1,423
	Republic of Poland	3.000%	3/17/23	700	694
	Republic of Poland	4.000%	1/22/24	830	874
Total Poland (Cost $5,062)					5,211
Qatar (3.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.8%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	400	455
2	Ooredoo International Finance Ltd.	3.375%	10/14/16	505	523
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	400	493
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	543
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	150	146
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	200	217
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	650	627
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	225	231
[2,9]	Qatari Diar Finance QSC	5.000%	7/21/20	825	925
	QNB Finance Ltd.	3.125%	11/16/15	400	408
	QNB Finance Ltd.	3.375%	2/22/17	500	521
	QNB Finance Ltd.	2.125%	2/14/18	200	200
	QNB Finance Ltd.	2.750%	10/31/18	400	405
	QNB Finance Ltd.	2.875%	4/29/20	400	400
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	310	336
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	250	297
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	270	306
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	250	293
2	State of Qatar	3.125%	1/20/17	775	810
9	State of Qatar	2.099%	1/18/18	700	710
2	State of Qatar	6.550%	4/9/19	250	297
2	State of Qatar	5.250%	1/20/20	757	861
	State of Qatar	5.250%	1/20/20	100	114
2	State of Qatar	4.500%	1/20/22	850	941
9	State of Qatar	3.241%	1/18/23	375	383
2	State of Qatar	9.750%	6/15/30	500	810
2	State of Qatar	6.400%	1/20/40	400	513
2	State of Qatar	5.750%	1/20/42	400	477
Total Qatar (Cost $12,942)					13,242

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Romania (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Republic of Romania	6.750%	2/7/22	1,026	1,229
Republic of Romania	4.375%	8/22/23	830	864
2 Republic of Romania	4.875%	1/22/24	100	107
2 Republic of Romania	6.125%	1/22/44	300	352
Total Romania (Cost $2,409)				2,552
Russia (10.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (10.0%)
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	320	358
Gazprom Neft OAO Via GPN Capital SA	4.376%	9/19/22	600	531
2 Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	194
Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	450	434
Gazprom OAO Via Gaz Capital SA	5.092%	11/29/15	200	203
Gazprom OAO Via Gaz Capital SA	4.950%	5/23/16	500	507
Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	325	337
Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	500	549
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	1,050	1,213
Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	378	352
Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	200	202
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	325	337
Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	334
Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	450	400
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	275	323
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	450	481
Gazprombank OJSC Via GPB Eurobond
Finance plc	5.625%	5/17/17	400	398
Gazprombank OJSC Via GPB Eurobond
Finance plc	7.250%	5/3/19	200	201
Gazprombank OJSC Via GPB
Eurobond Finance plc	4.960%	9/5/19	200	188
Rosneft Finance SA	7.500%	7/18/16	250	260
Rosneft Finance SA	6.625%	3/20/17	100	103
2 Rosneft Finance SA	7.875%	3/13/18	100	107
Rosneft Finance SA	7.875%	3/13/18	400	426
Rosneft Finance SA	7.250%	2/2/20	200	210
Rosneft Oil Co. via Rosneft International
Finance Ltd.	3.149%	3/6/17	400	382
Rosneft Oil Co. via Rosneft International
Finance Ltd.	4.199%	3/6/22	777	674
Russian Agricultural Bank OJSC Via RSHB
Capital SA	6.299%	5/15/17	200	201
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.298%	12/27/17	318	309
Russian Agricultural Bank OJSC Via RSHB
Capital SA	7.750%	5/29/18	400	416
2 Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	100	96
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	400	383
1 Russian Agricultural Bank OJSC Via RSHB
Capital SA	6.000%	6/3/21	200	185
Russian Federation	3.250%	4/4/17	200	200
Russian Federation	11.000%	7/24/18	825	1,025

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Russian Federation	3.500%	1/16/19	300	294
Russian Federation	3.500%	1/16/19	400	393
Russian Federation	5.000%	4/29/20	1,300	1,342
2 Russian Federation	4.500%	4/4/22	500	497
Russian Federation	4.500%	4/4/22	800	791
2 Russian Federation	4.875%	9/16/23	200	200
Russian Federation	4.875%	9/16/23	600	600
Russian Federation	12.750%	6/24/28	775	1,275
1 Russian Federation	7.500%	3/31/30	5,637	6,404
Russian Federation	5.625%	4/4/42	800	806
Russian Federation	5.875%	9/16/43	600	622
Russian Railways via RZD Capital plc	5.739%	4/3/17	1,036	1,062
Russian Railways via RZD Capital plc	5.700%	4/5/22	600	595
Sberbank of Russia Via SB Capital SA	4.950%	2/7/17	500	501
Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	550	557
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	735
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	200	195
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	200	199
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	524	468
2 Sberbank of Russia Via SB Capital SA	5.250%	5/23/23	350	309
SCF Capital Ltd.	5.375%	10/27/17	200	190
Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	300	301
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	650	661
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	425	411
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	188
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	650	641
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	525	526
VTB Bank OJSC Via VTB Capital SA	6.315%	2/22/18	200	202
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	575	587
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	450	452
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	575	546
VTB Bank OJSC Via VTB Capital SA	6.250%	6/30/35	100	101
Total Russia (Cost $36,226)				35,170
Saudi Arabia (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
SABIC Capital I BV	3.000%	11/2/15	200	204
SABIC Capital II BV	2.625%	10/3/18	400	404
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	400	425
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	550	555
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	400	406
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	681
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	326
Total Saudi Arabia (Cost $2,912)				3,001
Senegal (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Republic of Senegal	8.750%	5/13/21	200	229
Republic of Senegal	6.250%	7/30/24	200	198
Total Senegal (Cost $420)				427

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Serbia, Republic Of (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Republic of Serbia	5.250%	11/21/17	400	415
	Republic of Serbia	5.875%	12/3/18	400	425
2	Republic of Serbia	5.875%	12/3/18	200	212
	Republic of Serbia	4.875%	2/25/20	800	815
	Republic of Serbia	7.250%	9/28/21	400	458
Total Serbia, Republic Of (Cost $2,259)					2,325
South Africa (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	600	618
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	200	215
	Republic of South Africa	6.875%	5/27/19	575	661
	Republic of South Africa	5.500%	3/9/20	945	1,036
	Republic of South Africa	5.875%	5/30/22	223	252
	Republic of South Africa	4.665%	1/17/24	950	988
	Republic of South Africa	5.875%	9/16/25	650	734
	Republic of South Africa	6.250%	3/8/41	125	147
	Republic of South Africa	5.375%	7/24/44	300	311
	Transnet SOC Ltd.	4.500%	2/10/16	200	207
2	Transnet SOC Ltd.	4.000%	7/26/22	600	574
Total South Africa (Cost $5,567)					5,743
Sri Lanka (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Bank of Ceylon	6.875%	5/3/17	250	265
	Bank of Ceylon	5.325%	4/16/18	200	203
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	212
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	257
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	232	247
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	800	853
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	400	416
	National Savings Bank	8.875%	9/18/18	200	227
Total Sri Lanka (Cost $2,573)					2,680
Thailand (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
1	Krung Thai Bank PCL	5.200%	12/26/24	250	259
	PTT PCL	4.500%	10/25/42	200	179
	PTT Public Co. Ltd.	3.375%	10/25/22	225	219
Total Thailand (Cost $648)					657
Trinidad And Tobago (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	300	378
1	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	67	71
2	Republic of Trinidad & Tobago	4.375%	1/16/24	200	216
Total Trinidad And Tobago (Cost $643)					665

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Turkey (5.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.7%)
	Export Credit Bank of Turkey	5.875%	4/24/19	200	212
2	Export Credit Bank of Turkey	5.000%	9/23/21	400	403
	Hazine Mustesarligi Varlik Kiralama AS	4.557%	10/10/18	250	263
	Republic of Turkey	7.000%	9/26/16	500	547
	Republic of Turkey	7.500%	7/14/17	1,241	1,397
10	Republic of Turkey	2.803%	3/26/18	250	249
	Republic of Turkey	6.750%	4/3/18	787	883
2	Republic of Turkey	4.557%	10/10/18	150	157
	Republic of Turkey	7.000%	3/11/19	616	706
	Republic of Turkey	7.500%	11/7/19	550	649
	Republic of Turkey	7.000%	6/5/20	630	734
	Republic of Turkey	5.625%	3/30/21	901	988
	Republic of Turkey	5.125%	3/25/22	825	880
	Republic of Turkey	6.250%	9/26/22	504	574
	Republic of Turkey	3.250%	3/23/23	451	421
	Republic of Turkey	5.750%	3/22/24	1,350	1,492
	Republic of Turkey	7.375%	2/5/25	1,150	1,424
	Republic of Turkey	11.875%	1/15/30	275	481
	Republic of Turkey	8.000%	2/14/34	400	541
	Republic of Turkey	6.875%	3/17/36	1,093	1,330
	Republic of Turkey	7.250%	3/5/38	150	191
	Republic of Turkey	6.750%	5/30/40	790	956
	Republic of Turkey	6.000%	1/14/41	1,200	1,338
	Republic of Turkey	4.875%	4/16/43	666	648
	Republic of Turkey	6.625%	2/17/45	550	664
2	TC Ziraat Bankasi AS	4.250%	7/3/19	200	197
2	Turkiye Halk Bankasi AS	4.750%	6/4/19	250	249
	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	382
	Turkiye Vakiflar Bankasi Tao	5.750%	4/24/17	200	210
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	200	196
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	400	390
Total Turkey (Cost $18,975)					19,752
Ukraine (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
11	Financing of Infrastructural Projects
	State Enterprise	8.375%	11/3/17	100	83
11	Financing of Infrastructural Projects
	State Enterprise	9.000%	12/7/17	200	168
11	Financing of Infrastructural Projects
	State Enterprise	7.400%	4/20/18	200	165
	Oschadbank Via SSB #1 plc	8.250%	3/10/16	200	162
	Oschadbank Via SSB #1 plc	8.875%	3/20/18	200	158
	Ukraine	6.250%	6/17/16	400	356
	Ukraine	6.580%	11/21/16	923	812
	Ukraine	9.250%	7/24/17	1,050	954
	Ukraine	6.750%	11/14/17	325	284
	Ukraine	7.750%	9/23/20	498	437
	Ukraine	7.950%	2/23/21	250	220
	Ukraine	7.800%	11/28/22	800	692

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ukraine	7.500%	4/17/23	200	170
2	Ukraine Railways via Shortline plc	9.500%	5/21/18	200	144
	Ukreximbank Via Biz Finance plc	8.750%	1/22/18	200	158
Total Ukraine (Cost $5,407)					4,963
United Arab Emirates (5.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
2	Abu Dhabi National Energy Co.	5.875%	10/27/16	585	638
2	Abu Dhabi National Energy Co.	4.125%	3/13/17	400	424
2	Abu Dhabi National Energy Co.	2.500%	1/12/18	400	405
2	Abu Dhabi National Energy Co.	6.250%	9/16/19	275	323
2	Abu Dhabi National Energy Co.	5.875%	12/13/21	200	234
2	Abu Dhabi National Energy Co.	3.625%	1/12/23	600	603
	Abu Dhabi National Energy Co.	3.875%	5/6/24	200	204
2	Abu Dhabi National Energy Co.	6.500%	10/27/36	425	535
3	ADCB Finance Cayman Ltd.	1.531%	1/9/17	200	202
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	200	202
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	400	408
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	432
	ADCB Islamic Finance Cayman Ltd.	4.071%	11/22/16	200	210
	AHB Sukuk Co.	3.267%	10/8/18	200	207
	DEWA Sukuk 2013 Ltd.	3.000%	3/5/18	650	670
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	62	68
2	Dolphin Energy Ltd.	5.500%	12/15/21	420	479
2	DP World Ltd.	6.850%	7/2/37	650	748
2	DP World Sukuk Ltd.	6.250%	7/2/17	670	734
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	238
2	Dubai Electricity & Water Authority	6.375%	10/21/16	100	110
2	Dubai Electricity & Water Authority	7.375%	10/21/20	450	552
2	Emirate of Abu Dhabi	6.750%	4/8/19	525	630
	Emirate of Dubai	4.900%	5/2/17	200	218
	Emirate of Dubai	7.750%	10/5/20	400	500
	Emirate of Dubai	3.875%	1/30/23	200	200
	Emirate of Dubai	5.250%	1/30/43	200	192
	Emirates Airline	5.125%	6/8/16	300	316
[1,2]	Emirates Airline	4.500%	2/6/25	360	359
	Emirates NBD PJSC	4.625%	3/28/17	425	448
1	Emirates NBD PJSC	4.875%	3/28/23	250	258
	Emirates Telecommunications Corp.	3.500%	6/18/24	200	204
2	IPIC GMTN Ltd.	3.125%	11/15/15	100	102
	IPIC GMTN Ltd.	1.750%	11/30/15	450	454
2	IPIC GMTN Ltd.	3.750%	3/1/17	945	996
2	IPIC GMTN Ltd.	5.000%	11/15/20	500	562
2	IPIC GMTN Ltd.	5.500%	3/1/22	510	594
2	IPIC GMTN Ltd.	6.875%	11/1/41	200	269
	Jafz Sukuk Ltd.	7.000%	6/19/19	200	230
2	MDC-GMTN B.V.	3.750%	4/20/16	200	208
2	MDC-GMTN B.V.	7.625%	5/6/19	200	248
2	MDC-GMTN B.V.	5.500%	4/20/21	200	232
2	MDC-GMTN B.V.	3.250%	4/28/22	200	204
	National Bank of Abu Dhabi PJSC	3.250%	3/27/17	200	208
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	200	205
	RAK Capital	3.297%	10/21/18	200	208

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Ruwais Power Co. PJSC	6.000%	8/31/36	400	459
	Union National Bank PJSC	3.875%	11/10/16	200	210
[1,2]	Waha Aerospace BV	3.925%	7/28/20	288	304
Total United Arab Emirates (Cost $17,231)					17,644
United States (0.0%)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Note/Bond	0.250%	9/15/15	20	20
	United States Treasury Note/Bond	5.500%	8/15/28	30	40
	United States Treasury Note/Bond	3.750%	8/15/41	5	6
Total United States (Cost $64)					66
Uruguay (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
1	Oriental Republic of Uruguay	8.000%	11/18/22	125	163
1	Oriental Republic of Uruguay	4.500%	8/14/24	421	440
	Oriental Republic of Uruguay	7.875%	1/15/33	250	342
1	Oriental Republic of Uruguay	7.625%	3/21/36	502	677
1	Oriental Republic of Uruguay	4.125%	11/20/45	350	305
1	Oriental Republic of Uruguay	5.100%	6/18/50	800	790
Total Uruguay (Cost $2,633)					2,717
Venezuela (4.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.1%)
	Bolivarian Republic of Venezuela	5.750%	2/26/16	490	416
	Bolivarian Republic of Venezuela	13.625%	8/15/18	300	257
	Bolivarian Republic of Venezuela	7.000%	12/1/18	520	343
	Bolivarian Republic of Venezuela	7.750%	10/13/19	1,000	647
	Bolivarian Republic of Venezuela	6.000%	12/9/20	400	232
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	1,145	901
	Bolivarian Republic of Venezuela	9.000%	5/7/23	701	447
	Bolivarian Republic of Venezuela	8.250%	10/13/24	434	265
	Bolivarian Republic of Venezuela	7.650%	4/21/25	450	267
	Bolivarian Republic of Venezuela	11.750%	10/21/26	1,175	858
	Bolivarian Republic of Venezuela	9.250%	9/15/27	1,497	985
	Bolivarian Republic of Venezuela	9.250%	5/7/28	540	338
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	1,916	1,388
	Bolivarian Republic of Venezuela	9.375%	1/13/34	450	287
	Bolivarian Republic of Venezuela	7.000%	3/31/38	550	314
	CA La Electricidad de Caracas	8.500%	4/10/18	200	123
2	CITGO Petroleum Corp.	6.250%	8/15/22	200	203
	Petroleos de Venezuela SA	5.250%	4/12/17	950	627
1	Petroleos de Venezuela SA	8.500%	11/2/17	2,028	1,543
1	Petroleos de Venezuela SA	9.000%	11/17/21	938	595
1	Petroleos de Venezuela SA	12.750%	2/17/22	905	718
1	Petroleos de Venezuela SA	6.000%	11/15/26	2,326	1,137
	Petroleos de Venezuela SA	5.375%	4/12/27	1,081	513
1	Petroleos de Venezuela SA	9.750%	5/17/35	1,165	711
	Petroleos de Venezuela SA	5.500%	4/12/37	200	94
Total Venezuela (Cost $17,475)					14,209

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Socialist Republic of Vietnam	6.875%	1/15/16	100	105
Socialist Republic of Vietnam	6.750%	1/29/20	519	584
Total Vietnam (Cost $673)				689
Zambia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Zambia	5.375%	9/20/22	200	191
2 Republic of Zambia	8.500%	4/14/24	450	514
Total Zambia (Cost $662)				705

			Shares
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
12 Vanguard Market Liquidity Fund (Cost $3,738)	0.114%		3,738,000	3,738
Total Investments (99.4%) (Cost $342,236)				345,946
Other Assets and Liabilities (0.6%)
Other Assets				6,917
Liabilities				(4,769)
				2,148
Net Assets (100%)				348,094

Emerging Markets Government Bond Index Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	344,052
Undistributed Net Investment Income	716
Accumulated Net Realized Losses	(384)
Unrealized Appreciation (Depreciation)	3,710
Net Assets	348,094

Investor Shares—Net Assets
Applicable to 730,308 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,268
Net Asset Value Per Share—Investor Shares	$9.95

Admiral Shares—Net Assets
Applicable to 5,946,187 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	118,349
Net Asset Value Per Share—Admiral Shares	$19.90

ETF Shares—Net Assets
Applicable to 2,801,857 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	222,477
Net Asset Value Per Share—ETF Shares	$79.40

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate value of these securities was $58,185,000, representing 16.7% of net assets.
3 Adjustable-rate security.
4 Guaranteed by the Republic of Hungary.
5 Guaranteed by the Federation of Malaysia.
6 Guaranteed by the Government of Mongolia.
7 Guaranteed by the Republic of Mozambique.
8 Guaranteed by the Republic of the Philippines.
9 Guaranteed by the State of Qatar.
10 Guaranteed by the Republic of Turkey.
11 Guaranteed by the Government of the Ukraine.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Interest[1]	12,318
Total Income	12,318
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative—Investor Shares	18
Management and Administrative—Admiral Shares	274
Management and Administrative—ETF Shares	453
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	13
Marketing and Distribution—ETF Shares	31
Custodian Fees	23
Auditing Fees	41
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	873
Net Investment Income	11,445
Realized Net Gain (Loss)
Investment Securities Sold	314
Futures Contracts	(32)
Realized Net Gain (Loss)	282
Change in Unrealized Appreciation (Depreciation) of Investment Securities	6,002
Net Increase (Decrease) in Net Assets Resulting from Operations	17,729
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended	May 14, 2013[1]
	October 31,	to October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,445	1,937
Realized Net Gain (Loss)	282	(189)
Change in Unrealized Appreciation (Depreciation)	6,002	(2,292)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,729	(544)
Distributions
Net Investment Income
Investor Shares	(251)	(50)
Admiral Shares	(4,147)	(685)
ETF Shares	(6,640)	(893)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(11,038)	(1,628)
Capital Share Transactions
Investor Shares	2,919	4,229
Admiral Shares	61,205	55,480
ETF Shares	132,526	87,216
Net Increase (Decrease) from Capital Share Transactions	196,650	146,925
Total Increase (Decrease)	203,341	144,753
Net Assets
Beginning of Period	144,753	—
End of Period[2]	348,094	144,753
1 Commencement of subscription period for the fund. 2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $716,000 and $309,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
	Year	May 14,
	Ended	2013[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$9.74	$10.00
Investment Operations
Net Investment Income	. 417.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	.213	(.261)
Total from Investment Operations	.630	(.112)
Distributions
Dividends from Net Investment Income	(.420)	(.148)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 420)	(.148)
Net Asset Value, End of Period	$9.95	$9.74

Total Return[3]	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$4
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%[4]
Ratio of Net Investment Income to Average Net Assets	4.35%	3.81%[4]
Portfolio Turnover Rate [5]	27%	38%
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.00 and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
	Year	May 14,
	Ended	2013[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$19.48	$20.00
Investment Operations
Net Investment Income	. 863	. 309
Net Realized and Unrealized Gain (Loss) on Investments[2]	.427	(.522)
Total from Investment Operations	1.290	(.213)
Distributions
Dividends from Net Investment Income	(.870)	(.307)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 870)	(. 307)
Net Asset Value, End of Period	$19.90	$19.48

Total Return[3]	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$118	$55
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	4.50%	3.96%[4]
Portfolio Turnover Rate [5]	27%	38%
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.00 and $.06.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
	Year	May 31,
	Ended	2013[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$77.71	$79.52
Investment Operations
Net Investment Income	3.429	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.700	(2.086)
Total from Investment Operations	5.129	(.869)
Distributions
Dividends from Net Investment Income	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—
Total Distributions	(3.439)	(.941)
Net Asset Value, End of Period	$79.40	$77.71

Total Return	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$222	$85
Ratio of Total Expenses to Average Net Assets	0.34%	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	4.50%	3.95%[3]
Portfolio Turnover Rate [4]	27%	38%
1 Inception.
2 Includes increases from purchase fees of $.01 and $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares through October 31, 2014; subsequently, Institutional Shares were issued on November 25, 2014. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Emerging Markets Government Bond Index Fund

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open future contracts at October 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Emerging Markets Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	66	—
Sovereign Bonds	—	341,945	197
Temporary Cash Investments	3,738	—	—
Total	3,738	342,011	197

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2014, the fund realized $477,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2014, the fund had available capital losses totaling $378,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2014, the cost of investment securities for tax purposes was $342,243,000. Net unrealized appreciation of investment securities for tax purposes was $3,703,000, consisting of unrealized gains of $8,860,000 on securities that had risen in value since their purchase and $5,157,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2014, the fund purchased $129,592,000 of investment securities and sold $52,568,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,906,000 and $13,497,000, respectively. Total purchases and sales include $132,287,000 and $15,473,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares[1]
Issued [2]	7,000	712	5,058	519
Issued in Lieu of Cash Distributions	234	24	47	5
Redeemed	(4,315)	(438)	(876)	(91)
Net Increase (Decrease)—Investor Shares	2,919	298	4,229	433
Admiral Shares[1]
Issued [2]	78,630	4,007	59,924	3,057
Issued in Lieu of Cash Distributions	3,473	176	632	33
Redeemed	(20,898)	(1,063)	(5,076)	(264)
Net Increase (Decrease)—Admiral Shares	61,205	3,120	55,480	2,826
ETF Shares[3]
Issued [2]	148,304	1,902	87,216	1,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(15,778)	(200)	—	—
Net Increase (Decrease)—ETF Shares	132,526	1,702	87,216	1,100
1 Commencement of subscription period for the fund was May 14, 2013.
2 Includes purchase fees for fiscal 2014 and 2013 of $62,000 and $482,000, respectively (fund totals).
3 Inception date was May 31, 2013.

G. Management has determined that, other than the aforementioned issuance of Institutional Shares, no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Emerging Markets Government Bond Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Government Bond Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2014

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,037.11	$2.52
Admiral Shares	1,000.00	1,038.37	1.75
ETF Shares	1,000.00	1,038.43	1.75
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.74	$2.50
Admiral Shares	1,000.00	1,023.49	1.73
ETF Shares	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.34% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11200 122014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2014: $212,000
Fiscal Year Ended October 31, 2013: $148,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2014: $6,605,127
Fiscal Year Ended October 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2014: $2,176,479
Fiscal Year Ended October 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2014: $316,869
Fiscal Year Ended October 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2014: $198,163
Fiscal Year Ended October 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2014: $515,032
Fiscal Year Ended October 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2014

VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number2-17620, Incorporated by Reference.